UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03091

Name of Fund:  FAM Series Fund, Inc.
                     Mercury Balanced Capital Strategy Portfolio Mercury Core Bond Strategy Portfolio Mercury Fundamental Growth Strategy Portfolio Mercury Global Allocation Strategy Portfolio Mercury High Yield Portfolio Mercury Intermediate Government Bond Portfolio Mercury Large Cap Core Strategy Portfolio Mercury Money Reserve Portfolio

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive Officer, FAM Series Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 06/30/06

Item 1 - Report to Stockholders

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FAM Series Fund, Inc.
================================================================================

o     Mercury Balanced Capital Strategy Portfolio
o     Mercury Core Bond Strategy Portfolio
o     Mercury Fundamental Growth Strategy Portfolio
o     Mercury Global Allocation Strategy Portfolio
o     Mercury High Yield Portfolio
o     Mercury Intermediate Government Bond Portfolio
o     Mercury Large Cap Core Strategy Portfolio
o     Mercury Money Reserve Portfolio


Semi-Annual Report
June 30, 2006


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FAM Series Fund, Inc.
Semi-Annual Report -- June 30, 2006
A Letter from the President
================================================================================

Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers (MLIM). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager -- BlackRock, Inc. (BlackRock). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected by the end of third quarter 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs -- each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                        Sincerely,

                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Chief Investment Officer
                                        Merrill Lynch Investment Managers

* $1.047 trillion in assets under management as of June 30, 2006. Data, including assets under management, are as of June 30, 2006.


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FAM Series Fund, Inc.
Semi-Annual Report -- June 30, 2006
Announcement to Shareholders
================================================================================

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and MerrillLynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close at the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.


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FAM Series Fund, Inc.
Semi-Annual Report -- June 30, 2006
A Discussion With Your Funds' Portfolio Managers
================================================================================
Mercury Balanced Capital Strategy Portfolio
================================================================================

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2006, Mercury Balanced Capital Strategy Portfolio returned +3.52%. For the same period, the benchmark Standard & Poor's 500 (S&P 500) Index returned +2.71%, the benchmark Lehman Brothers Aggregate Bond Index returned -0.72%, and the Lipper Mixed-Asset Target Allocation Growth Funds (Variable Products) category had an average return of +1.58%. (Funds in this Lipper category maintain a mix of between 60%--80% equity securities, with the remainder invested in bonds, cash and cash equivalents.)

While stock prices posted respectable gains for the six-month period ended June 30, 2006, it proved to be a tale of two quarters. The S&P 500 Index's gain of 4.21% in the first quarter of 2006 represented the best first calendar quarter performance since 1999. Improving global economic conditions, continued strong corporate profit growth and expectations for a cessation of interest rate increases by the Federal Reserve Board (the Fed) more than offset the negative effects of continued high energy prices and a slowdown in housing-related activities. In the second quarter of 2006, however, stock prices delivered their first negative quarterly return since the first quarter of 2005, with the S&P 500 Index down 1.44%. Fears that accelerating inflation might precipitate further interest rate hikes by the Fed, combined with accumulating evidence of a slowdown in consumer spending, led to increased investor uncertainty regarding the pace of economic and corporate earnings growth and the outlook for stock prices.

For the six months as a whole, the value style of investing outpaced the growth style of investing while smaller-capitalization companies outpaced their larger brethren. Still, all major style and capitalization categories produced positive returns. Toward period-end, however, in a reversal of prior trends, non-U.S. markets and smaller-capitalization companies underperformed and technology stocks were particularly weak.

The fixed income market reacted more cautiously to events over the past six months. Bond yields rose in reaction to fears of higher inflation, leading the benchmark Lehman Brothers Aggregate Bond Index to post a negative total return for the period.

What factors most influenced Portfolio performance?

The Portfolio's asset allocation was favorable. Equities handsomely outperformed the S&P 500 Index while bonds essentially matched their benchmark for the period. Within the equity portfolio, our underweight position and good stock selection in the information technology sector were the primary drivers of the outperformance. This was led by double-digit returns from positions in CommScope, Inc., Cisco Systems, Inc. and Hewlett-Packard Co. and by having only a small position in Intel Corp., which declined more than 10% for the period. Good stock selection in the consumer discretionary sector further aided performance, led by a sharp advance in media company Comcast Corp. and double-digit gains from retailers Limited Brands and Office Depot, Inc. Our underweight position in the health care sector, one of only two market sectors with negative returns for the period, also favorably contributed to results, largely due to our avoidance of the poor-performing HMO and biotechnology companies. These areas of outperformance more than offset relative weakness in the telecommunications sector, the market's strongest sector in the period, where our underweight position detracted from results as merger-and-acquisition activity led the group higher. Our underweight position in the utilities sector also modestly impaired performance.

Performance was mixed in the fixed income portfolio. Our strategy to position the portfolio in anticipation of a flattening yield curve benefited performance early in the period as short-term interest rates rose more than long-term interest rates, although this trend reversed as long-term rates trended higher beginning in March. The positive impact of our duration strategy, which involved removing some of our short bias, also was muted as interest rates rose along the curve. In terms of specific fixed income sectors, our slightly

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underweight position in corporate bonds and mortgages was a positive contributor to results, as was our overweight position in structured products, such as asset-backed securities and commercial mortgage-backed securities. Detracting from the total return was our exposure to Treasury Inflation Protected Securities.

What changes were made to the Portfolio during the period?

We continued to adjust our holdings during the period in response to ongoing market volatility. Within the equity portfolio, we continued to moderate some of our pro-cyclical bias, reducing positions in a number of holdings that have benefited from strong economic tailwinds, such as United States Steel Corp., Office Depot, Inc., Dover Corp. and Walt Disney Co. All of these names have performed well in 2006 with strong earnings results and double-digit equity returns. We also continued to reposition our technology holdings, adding to existing positions in Accenture Ltd. and Hewlett-Packard Co. on recent weakness, reducing positions in CommScope, Inc., Microsoft Corp. and International Business Machines Corp., eliminating positions in Citrix Systems, Inc., Intel Corp. and Micron Technology, Inc. and introducing Sun Microsystems, Inc. and Juniper Networks, Inc. to the portfolio. Sun has spent the better part of five years reengineering its core product line and is now poised to regain market share and reverse a multi-year profit drought. We expect this broadened and refreshed product line to expand Sun's total served market opportunity to $50 billion and enable the company to achieve 7%-plus revenue growth over the next few years, while also delivering higher average selling prices and gross margins. The stock appears attractively valued relative to its own history and its peer group average. Juniper declined 20% on the day of the company's fourth quarter earnings announcement, affording us an attractive buying opportunity. We believe the company is well positioned in the growing market for telecommunications network equipment while the sharp decline in the share price drove valuation toward historical and peer group lows. We also cut back our holding in Applied Materials, Inc. based on our expectation for a near-term peak in the company's pace of order activity.

We further increased our position in reinsurance companies RenaissanceRe Holdings Ltd. and Endurance Specialty Holdings Ltd. amid evidence of strong pricing in the companies' primary property catastrophe market. We reduced our position in Raytheon Co. and eliminated Northrop Grumman Corp. from the Portfolio on concerns about a slowing pace of defense budget growth and growing pressures on program pricing. We also reduced our positions in a number of oil service stocks, such as Weatherford International Ltd. and GlobalSantaFe Corp., following sharp advances in response to accelerating oil field activity. In consumer staples, we sold our position in Sara Lee Corp. and reinvested the proceeds to expand existing positions in Unilever NV and Cadbury Schweppes Plc where we believe fundamental trends are more robust. Finally, we sold our position in Estee Lauder Cos. given the weakening U.S. retail environment and poor visibility on the company's restructuring efforts.

Within the fixed income portfolio, we reduced exposure to spread product (those assets less correlated with Treasury issues, such as corporate bonds). With credit spreads very tight, the risk/reward profile of these assets had become less attractive. In March, the Treasury yield curve steepened by 20 basis points (.20%) between the two-year and 30-year sectors. This was a dramatic one-month move considering the flatness of the curve, prompting us to increase our duration profile. By period-end, the overall duration of the fixed income portfolio was slightly longer than that of our benchmark.

How would you characterize the Portfolio's position at the close of the period?

At period-end, 60.7% of the Portfolio's net assets was invested in equities, 28.3% in fixed income securities and 11.0% in cash equivalents. This compares to 64.8% in equities, 34.0% in fixed income securities and 2.0% in cash equivalents at the end of December. We continue to anticipate a constructive environment for equities as we move through 2006 driven by steady economic growth, stability in interest rates and continued strong corporate earnings. However, we expect further short-term volatility as investors await some assurance that economic growth is slowing, inflationary pressures are moderating and the Fed is nearing the end of its monetary tightening initiatives. Therefore, we will be even more sensitive to valuations and downside risk considerations, looking to avoid those stocks or sectors where investor expectations may have become unrealistically high and where current valuations offer little room to accommodate any disappointments, while emphasizing those stocks or sectors that appear to offer

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better risk/reward profiles. Meanwhile, as the yield curve has flattened, bonds have become a relatively less attractive investment alternative. As always, we will continue to take full advantage of the Portfolio's flexibility as market conditions evolve.

Kurt Schansinger
Vice President and Senior Portfolio Manager

Patrick Maldari
Fixed Income Portfolio Manager

================================================================================
Mercury Core Bond Strategy Portfolio
================================================================================

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2006, Mercury Core Bond Strategy Portfolio had a total return of -0.70%, consistent with the -0.72% return of the benchmark Lehman Brothers Aggregate Bond Index.

It was a challenging period for fixed income investors, as evidenced by the negative absolute return of our benchmark index, a broad measure of the U.S. investment grade bond market. The Federal Reserve Board (the Fed) remained untiring in its efforts to ward off inflation without seriously impeding economic growth. In its vigilance, the central bank increased the federal funds rate at each of its meetings during the six-month period, bringing the target short-term interest rate to 5.25%. As new Fed Chairman Ben Bernanke sought to establish credibility as an inflation fighter, his comments often led to confusion among market observers and, in turn, volatility. Ultimately, rates rose all along the curve, while bond prices declined. The yield curve continued to flatten, and even inverted intermittently during the six-month period. Despite the rising interest rates, as well as higher energy prices and a slowdown in the U.S. housing market, the economy continued to expand. In fact, gross domestic product grew at an annualized rate of 5.6% in the first quarter of 2006, but is expected to slow appreciably to the 2.5% -- 2.75% range in the second quarter.

Against this backdrop, the Portfolio generally provided competitive returns. The portfolio was positioned for a flattening yield curve. This benefited performance early in the period as short-term interest rates continued to rise more than long-term interest rates, but was mitigated somewhat as long-term interest rates trended higher beginning in March. At June 30, 2006, the two-year Treasury note had a yield of 5.16% and the 30-year bond had a yield of 5.19%, a difference of just three basis points (0.03%).

In terms of duration, we maintained a short bias for some time in an effort to cushion the Portfolio from the adverse price impact associated with rising interest rates. However, we began to remove that short bias during this period as it appeared the Fed was approaching its desired "neutral" federal funds target. On balance, our duration strategy proved positive, although a continued short duration would have been more beneficial as the Fed continued to tighten monetary policy and rates rose along the curve.

In terms of specific fixed income sectors, we maintained a neutral to slightly underweight position in corporate bonds and mortgages, a strategy that proved advantageous. The excess return available in these sectors lagged historical norms during the period, and we were concerned that mortgages might underperform in a flattening curve environment. Conversely, we emphasized structured products, such as asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), a move that enhanced relative performance as these sectors offered excess yield versus Treasury issues. Detracting from the Portfolio's total return was exposure to Treasury Inflation Protected Securities (TIPS), a position we added and eliminated during the period as it did not play out as expected in our allotted investment time frame.

What changes were made to the Portfolio during the period?

In March, the Treasury curve steepened by 20 basis (.20%) points between the two-year and 30-year sectors. This was a dramatic one-month move considering the flatness of the curve, and prompted us to remove some of our curve flattening bias and to take steps toward a more neutral duration profile. By period-end, the Portfolio's overall duration profile was slightly long compared to the benchmark.

In the first half of the period, we made a significant shift in the composition of the corporate sector. As the U.S. Treasury yield curve flattened, the corporate credit curve steepened. The spread between 10-year A-rated industrial bonds and 30-year A-rated industrial bonds had widened to 50 basis -- 55 basis points in the first quarter of 2006, their widest level in 15 years. We viewed this as an opportunity to add longer-dated exposure at relatively inexpensive levels. Specifically, we added some 30-year corporate securities to the portfolio, including the bonds of Talisman Energy, Inc., Virginia Electric and Power Co., Southern California Edison Co. and Anheuser-Busch Cos, Inc.

The latter half of the six-month period was largely focused on risk-reduction efforts in the portfolio, a strategy we pursued as credit spreads remained at very tight levels. That is, the yield difference between Treasury issues and those assets less correlated with Treasuries had shrunk, meaning there was little additional yield to be gained in exchange for the risk involved in spread product. Ultimately, we trimmed exposure to investment grade corporate bonds from 23% of net assets six months ago to 18% at period-end. We also reduced exposure to the commercial mortgage sector from 12% of net assets to 5% and the agency mortgage sector from 34% to 31%.

Although we continue to favor structured product for its higher quality and yield-enhancement potential, we found it prudent to reduce exposure to the CMBS sector, given the potential for spread widening there as well. We trimmed our position from 10% of net assets at December 31, 2005, to 6% at period-end. We will look for opportunities to become more aggressive as market conditions warrant and reestablish some exposure to these securities in an effort to enhance yield in the portfolio.

How would you characterize the Portfolio's position at the close of the period?

As we have said in previous reports, we expect economic growth to cool in the face of a weakening housing market and high energy prices, both of which are expected to put a damper on the consumer and their support of the market. A slowdown in economic activity should help to calm some of the inflationary fears raised by the Fed. While this gives us reason for optimism, we believe a relatively conservative approach is warranted amid the current economic uncertainty.

Although we have increased the Portfolio's duration (a measure of interest rate risk) to slightly long, we are maintaining a defensive approach through a neutral to slightly underweight position in spread sectors. We continue to favor higher-quality spread product, including CMBS, ABS and investment grade corporate bonds. We remain especially cautious in our approach to the corporate sector, selectively adding individual credits without exposing the Portfolio to too much risk. In a mid-cycle economic slowdown, combined with a steepening Treasury curve, we would expect the credit curve to flatten, allowing high-quality spread sectors to perform well on a relative basis. Overall, we continue to monitor Fed language and the economic data and stand ready to adjust our strategy as conditions warrant.

John Burger
Vice President and Portfolio Manager

Patrick Maldari
Vice President and Portfolio Manager

James J. Pagano
Vice President and Portfolio Manager

Frank Viola
Vice President and Portfolio Manager

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================================================================================
Mercury Fundamental Growth Strategy Portfolio
================================================================================

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2006, Fundamental Growth Strategy Portfolio posted a total return of +1.10%. For the same period, the benchmark Standard & Poor's (S&P) 500 Citigroup Growth Index returned -0.94% while the broader U.S. equity market, as measured by the S&P 500 Index, returned +2.71%.

Equity markets ended the six-month period on a volatile note. After several quarters of favorable performance, many markets (U.S. and global) had become extended and overdue for a price correction. This was largely triggered by fears of reduced levels of global liquidity emanating mainly from the United States and Japan. The implications of lower global liquidity have had the effect of increasing risk premium levels and decreasing stock market valuations. For differing reasons, monetary policy in these two countries, as well as other regions, had taken on a "tighter" perspective in terms of investor expectations of higher interest rates. In the United States, inflationary concerns surfaced amid increased uncertainty surrounding the change of leadership at the Federal Reserve Board (the Fed). While it is likely close to the end of a two-year monetary-tightening campaign, the Fed must demonstrate resolve to tactfully manage inflationary expectations without damaging underlying economic growth. Investors are clearly uneasy about this important inflection point.

Amid these challenging conditions, the Portfolio provided above-average returns relative to the S&P 500 Citigroup Growth Index. The strong performance was attributable to successful stock selection in the consumer discretionary sector and the combination of good stock selection and favorable relative weightings in the energy and industrials sectors. Top-performing stocks included energy equipment service companies Schlumberger Ltd., Baker Hughes, Inc., Halliburton Co. and Transocean, Inc.; specialty retailer Starbucks Corp.; industrial equipment company Caterpillar, Inc.; and aerospace company Boeing Co.

Offsetting these positives somewhat were disappointing results from our health care holdings. Overall, health care companies have faced a challenging operating environment as regulatory issues, fundamental disappointments and lackluster investor sentiment have negatively impacted the sector. Alcon, Inc., UnitedHealth Group, Inc., WellPoint, Inc. and Genzyme Corp. were among the individual health care stocks that detracted from performance during the period.

Portfolio performance was not as favorable compared to the broad-market S&P 500 Index. However, this reflects the significant outperformance of value stocks within the Index, which are not represented in the Portfolio. The S&P 500 Citigroup Value Index, with a six-month return of +6.52%, significantly outpaced the negative absolute return of the S&P 500 Citigroup Growth Index.

What changes were made to the portfolio during the period?

We made minor changes to the composition of the portfolio during the period. Specifically, we restructured some of our health care holdings and marginally reduced the Portfolio's exposure to the consumer discretionary and materials sectors. We increased exposure to the information technology and energy sectors, and marginally added to our position in financials.

New purchases during the period included The Charles Schwab Corp. (financials), Novartis AG (health care), SAP AG (information technology), GlaxoSmithKline Plc (health care) and Paychex, Inc. (information technology). Sales included Wynn Resorts Ltd. (consumer discretionary), eBay Inc. (information technology), Caremark Rx, Inc. (health care), UnitedHealth Group, Inc. (health care) and Dow Chemical Co. (industrials). These transactions reflected our ongoing review of the portfolio, as we continue to look for stocks that best meet our investment criteria while selling those that have deteriorated compared to our original assessment.

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How would you characterize the Portfolio's position at the close of the period?

While U.S. economic growth is slowing to a typical later-cycle trend rate of expansion (that is, in the area of 3%), many other global economies are experiencing strong rates of growth. This is an important consideration, as most of the Portfolio's investments are multinational companies that rely on the health of the global economy. Specifically, China and India are generating real rates of economic growth close to 10% per year, thereby serving as key contributors to this scenario. Although we are not expecting a significant slowdown in the U.S. economy, we are cautious given the unfolding housing slowdown and the potential negative impact that higher energy prices could have on consumers' budgets.

At the close of the period, the Portfolio had overweight positions in the energy, industrials and materials sectors, reflecting our view that economic growth on a global basis will continue to be relatively strong. Within the energy sector, we are focused on the drilling, service and refining industries. We continue to believe that the business outlook for the energy services industry is as strong as it has been in many years. As such, we maintain our overweight commitment to these companies. Generally, we favor later-cycle industrial companies over consumer-related investments, as we are concerned about the ability of the U.S. consumer to maintain the recent high levels of spending activity.

The portfolio ended the period underweight in information technology, which reflects our lack of conviction in the outlook for and fundamentals of the sector. Still, we recently added select information technology names to the portfolio in an effort to manage our historically underweighted position. Additionally, the Portfolio continues to be underweight in the consumer staples, health care, financials and consumer discretionary sectors.

Thomas E. Burke, CFA
Portfolio Manager

--------------------------------------------------------------------------------
After a distinguished 38-year career, Portfolio Manager Larry Fuller announced his retirement from the investment management business, effective March 31, 2006. Thomas E. Burke, who worked closely with Mr. Fuller for 13 years, became Portfolio Manager of the Portfolio, effective the same date. Mr. Burke has been a Director of Merrill Lynch Investment Managers (MLIM) since 1998. Mr. Fuller has been a successful portfolio manager highly regarded for his experience, insights and warmth. His colleagues at MLIM join the Fund's Board of Directors in wishing Mr. Fuller well in his retirement.
--------------------------------------------------------------------------------

================================================================================
Mercury Global Allocation Strategy Portfolio
================================================================================

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2006, Mercury Global Allocation Strategy Portfolio had a total return of +7.11%. Portfolio results significantly exceeded the +3.77% return of its Reference Portfolio for the six-month period, and also outpaced the +6.56% return of its broad-based, all-equity benchmark, the Financial Times Stock Exchange (FTSE) World Index.

The Portfolio invests in a combination of equities and bonds; therefore, the Reference Portfolio provides both a truer representation of the Portfolio's composition and a more comparable means for measurement. Returns for each component of the Reference Portfolio for the six months ended June 30, 2006, were as follows: the Standard & Poor's 500 (S&P 500) Index returned +2.71%; the FTSE World Index (ex-U.S.) returned +10.20%; the Merrill Lynch Treasury Index GA05 returned -1.17%; and the Citigroup (non-U.S. dollar) World Government Bond Index returned +3.84%. (A full description of the Reference Portfolio can be found on page 51 of this report to shareholders.)

The Portfolio outperformed its comparable Lipper category of Global Flexible Portfolio Funds (Variable Products), which posted an average return of +5.34% for the six months ended June 30, 2006. (Funds in this Lipper category allocate their investments across various asset classes, including both domestic and foreign stocks, bonds and money market instruments, and focus on total return. At least 25% of portfolio assets are invested in securities traded outside the United States, and may include shares of gold mines, gold-oriented mining finance houses, gold coins or bullion.)

The Portfolio capitalized on favorable equity performance in many international markets around the world, particularly during the first quarter of the year. For the six-month period ended June 30, 2006, European equities (as measured by the MSCI Europe Index) gained 13.58%, while Asian equities (as measured by the MSCI Pacific Index) gained a much more modest 3.53%. U.S. equities, while positive, generally lagged most other developed and developing equity markets, with the S&P 500 Index returning +2.71% for the six-month period.

Advances in equity prices were propelled by rising gross domestic product (GDP) and healthy corporate profits in the world's developed economies, despite higher crude oil prices and steadily rising short-term interest rates in the United States. Overall, oil prices increased nearly 22% over the past six months. The U.S. dollar, meanwhile, fell against most major currencies, declining nearly 8% versus the euro, 3% versus the Japanese yen, and more than 7% versus the British pound.

Bond market performance around the globe was generally weak in dollar terms, with long-term sovereign debt suffering losses in the United States, Western Europe and Japan. However, strength in many non-dollar foreign exchange rates helped non-U.S. bond investment returns when measured in U.S. dollars. Solid global growth and rising short-term interest rates in the United States caused investors around the world to shun developed market fixed income in general. The long end of the U.S. Treasury yield curve continued to show signs of succumbing to modest but steady increases in the federal funds rate by the U.S. Federal Reserve Board. In all, the federal funds rate advanced from 4.25% to 5.25% during the six-month period. Yields on 10-year Treasury issues increased from 4.39% at the end of December 2005 to 5.15% on June 30, 2006, resulting in a price decline of 3.87%. The exceptions to the decline in fixed income prices occurred in the emerging markets and high yield areas. For the six-month period ended June 30, 2006, the Merrill Lynch Global High Yield and Emerging Market Index advanced 3.73% in U.S. dollar terms.

What factors most influenced Portfolio performance during the period?

The Portfolio's performance reflected an asset allocation strategy that included a relatively neutral weighting in equities at the beginning of the period and a significant underweight in fixed income, particularly high-quality, long-term U.S. government bonds. The Portfolio benefited from a substantial overweight exposure to Asian equities, notably in India, and effective stock selection in the United States. Performance was further enhanced by effective security selection in the energy and industrials sectors globally as the price of oil continued to increase sharply. In addition, growth in Asia, notably in China, continued to fuel demand for raw materials, particularly energy resources, and capital investment in energy-related production. Offsetting the positives somewhat was an underweight position in European equities, which appreciated during the six-month period.

Although we were considerably underweight in fixed income as a whole, the Portfolio continued to benefit from the makeup of its fixed income component. This included some exposure to high yield issues, including U.S. corporate bonds and convertible securities, and emerging markets debt. The Portfolio remained underweight in its exposure to U.S. Treasury issues and non-U.S. dollar sovereign debt, notably in Japan, as yields remained unattractive, and benefited from its allocation to U.S. dollar-denominated cash deposits, which yielded approximately 4.5% on an annualized basis.

What changes were made to the Portfolio during the period?

We continued to focus on attractively valued stocks around the world. In particular, we believe valuations in Asia, especially Japan, remain attractive relative to the rest of the world, despite the strong performance in these markets over the past year. Our strategy during the period included increasing the quality of the equity portfolio and taking profits in stocks that had significantly appreciated. Notably, we trimmed our overweight positions in the strong-performing materials and energy sectors.

We began the period with an equity weighting of 61% of net assets, slightly above the Reference Portfolio's allocation of 60%. During the earlier part of the six-month period, we trimmed the Portfolio's exposure to U.S. equities based on our belief that corporate earnings growth rates in the United States will continue to slow and the sustainability of consumer spending will abate as interest rates rise and inflationary expectations increase. We also modestly increased exposure to equities in Europe, taking advantage of weakness in European markets as the double-digit gains realized early in the year decreased substantially as of mid-June.

The Portfolio was significantly underweight in fixed income securities throughout the six months, beginning the period with 22% of net assets invested in bonds worldwide compared to the Reference Portfolio's 40%. The Portfolio increased its exposure to U.S. Treasury Inflation Protected Securities (TIPS) and ended the period with a fixed income weighting of approximately 29%. (Please note that the Portfolio's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars.)

Approximately 3.1% of the Portfolio's net assets was invested in convertible securities as of June 30, 2006. These securities are reported as a portion of the Portfolio's fixed income allocation, although some of these securities may tend to perform similar to equities. Given the changes outlined above, primarily the increase in fixed income exposure, the Portfolio's position in cash equivalent securities decreased from 17% of net assets to 12% over the past six months. Cash is actively managed and, as such, allocations to cash are an integral part of the Portfolio's investment strategy. Currently, cash is considered zero-duration fixed income and includes short-term U.S. dollar and non-U.S. dollar fixed income securities and other money market-type instruments.

How would you characterize the Portfolio's position at the close of the period?

Compared to its Reference Portfolio, the Portfolio ended the period relatively neutral in its allocation to equities, significantly underweight in fixed income securities and overweight in cash reserves.

The investment team looks for undervalued companies that are expected to generate above-average rates of return. The Portfolio ended the period underweight in U.S. stocks and overweight in Asian stocks, with a relatively neutral exposure to European equities. In terms of sector allocations, the Portfolio was overweight in the energy, telecommunications, industrials and materials sectors. It had underweights in consumer discretionary, health care, technology and consumer staples, with relatively neutral weightings in financials and utilities.

At June 30, 2006, the Portfolio was underweight in long-term, high-grade fixed income securities in the United States, which reflects the Portfolio's assessment that available yields are insufficiently attractive relative to the risks of higher inflation and higher interest rates. As for currency exposure, we ended the period with underweights in the U.S. dollar and British pound sterling, relatively neutral to the euro, and with small overweight positions in several Asian currencies.

Once again, the Portfolio's equity allocation at period-end -- although relatively neutral to our Reference Portfolio -- was still higher than during most of the Portfolio's history. For that reason, we expect that the Portfolio may exhibit a somewhat higher beta versus the S&P 500 Index and higher volatility in net asset value than historically has been the case. Nevertheless, given the Portfolio's current positioning, we believe that both of these measures should remain below those typical of most all-equity funds in most market conditions.

Dennis Stattman
Vice President and Senior Portfolio Manager

Dan Chamby
Vice President and Associate Portfolio Manager

--------------------------------------------------------------------------------
We are pleased to announce that Dan Chamby joins Dennis Stattman in the day-to-day management of Mercury Global Allocation Strategy Portfolio. Mr. Chamby has been a Director of Merrill Lynch Investment Managers (MLIM) since 2000 and was a Vice President of MLIM from 1997 to 2000.
--------------------------------------------------------------------------------

================================================================================
Mercury High Yield Portfolio
================================================================================

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2006, Mercury High Yield Portfolio returned +2.76%. For the same period, the Portfolio's benchmark, the Credit Suisse High Yield Index, returned +3.49%, and the Lipper High Current Yield Funds (Variable Products) category had an average return of +2.00%. (Funds in this Lipper category seek high relative current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.)

The Federal Reserve Board (the Fed) continued its monetary tightening campaign during the six-month period ended June 30, 2006. The Fed increased the target federal funds rate in four increments of 25 basis points (.25%), and the rate stood at 5.25% at period-end. In 17 consecutive moves since June 2004, the Fed has raised the federal funds rate a total of 425 basis points. However, in the statement that accompanied the most recent increase on June 29, the Federal Open Market Committee (FOMC) noted that "the moderation of growth ... should help limit inflation."

The bond market reacted quite positively to the FOMC directive on the assumption that the Fed is at or near the end of its campaign of raising interest rates. While we do not necessarily disagree with that premise, the Fed is clearly concerned about inflation given evidence of the pass-through of higher energy costs to consumers, rising commodity prices and resource constraints. Therefore, we believe it is premature to bank on a pause by the Fed.

High yield securities finished the first half of 2006 in positive territory, despite a decline in the market in June. With benign default rates and lower sensitivity to rising interest rates, we expect the high yield market to continue to experience less volatility than equity or emerging markets.

What factors most influenced Portfolio performance?

The Portfolio's return for the period outpaced the Lipper category average but slightly lagged the return of the benchmark index, as adverse security selection offset favorable sector allocations. Security selection was weak in airlines, automobile manufacturers, consumer products, housing, manufacturing and telecommunications. In terms of sector allocations, our overweight positions in airlines and manufacturing enhanced Portfolio returns, although an underweight in automobile manufacturers hurt performance as General Motors Corp.'s bonds, a large complex of securities, rallied strongly on several positive news items.

At the individual security level, a bond of EaglePicher Inc., a diversified industrial company that is in bankruptcy, was the worst performer for the period. The price of the bond, which trades infrequently, declined for technical reasons. We expect the company to emerge from bankruptcy in the third quarter of this year. In addition, our position in a bond of Autocam Corp., an auto-parts supplier, declined amid the company's poor earnings and the market's negative sentiment toward the sector. On the positive side, a bond of diversified manufacturer Trimas Corp. was the best performer, as the price of the security advanced as a result of the company's relatively good earnings.

What changes were made to the Portfolio during the period?

We made modest changes to the Portfolio during the period. We sold some of our holdings in packaging, thereby trimming our position in the sector from an overweight to a market weight. We were concerned about the high cost of resin, a key factor affecting the profitability of plastic packaging manufacturers. In a contrarian move, we bought several bonds in the out-of-favor homebuilder and building products manufacturer sectors, mostly in the secondary market.

Given that the Portfolio experienced redemptions during the period, most of our activity was on the sell side. We sold a number of bonds in the lower credit tier, including those of MAAX Inc., Merisant Co., Metaldyne Corp., North American Energy Partners Inc. and Wise Metals Group, LLC. New-issue purchases included bonds of Avis Budget Car Rental, LLC (two tranches); Edison Mission Energy, a large merchant power generator; and Technical Olympic Group of Companies, a homebuilder. The net result of these changes was a decline in the Portfolio's CCC-rated holdings from 18% to 9%.

How would you characterize the Portfolio's position at the close of the period?

At period-end, the Portfolio's largest overweights were in manufacturing and services. Institute for Supply Management (ISM) manufacturing data continue to signal an expanding industrial economy, leading us to favor the manufacturing sector. We also like the diverse nature of this sector, and our holdings include the credits of several companies that operate in market niches. The services sector also is quite diverse and includes a number of credits of issuers in fairly recession-resistant industries (such as waste collection providers and funeral home operators), supporting our overweighting there. The Portfolio also ended the period overweight in housing, with a variety of homebuilder and building products credits, none of which are in the CCC rating category. The Portfolio's most significant underweights at period-end were in automobile manufacturers, given poor industry fundamentals, and in health care, as we believe these bonds offer little relative value and the companies face government reimbursement risk.

At June 30, 2006, the Portfolio's average credit rating, as measured by Standard & Poor's, was B, comparable to the average rating of our benchmark. The Portfolio's cash position was approximately 3%. As our new-issue purchases indicate, we believe in diversification across the high yield universe. Prospectively, while there has been some yield spread widening since early May, default rates remain low, the economy remains relatively healthy and the capital markets are quite accessible for issuers of high yield securities. Therefore, it is not surprising that the yield spreads of high yield bonds over U.S. Treasury securities of comparable maturities are still narrow by historical standards. Given our expectation of further Fed interest rate hikes, we favor shorter-maturity bonds and floating rate notes, with an emphasis on higher-quality securities.

Robert F. Murray, CFA
Vice President and Portfolio Manager

================================================================================
Mercury Intermediate Government Bond Portfolio
================================================================================

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2006, Mercury Intermediate Government Bond Portfolio provided a total return of -0.67%. For the same period, the benchmark Citigroup Government/Mortgage Index returned -0.57%.

The past six months marked an extremely difficult period for fixed income investments. With the exception of investments with very short maturities (that is, money market products), nearly all major fixed income sectors generated negative total returns for the period. The Federal Reserve Board (the Fed), in its continuing effort to stave off inflation, advanced its measured program of monetary tightening. During this period, the Fed increased the federal funds rate (the short-term interest rate target) four times, bringing the target rate from 4.25% to 5.25%. In all, the Fed has increased interest rates 17 times since June 2004, for a total increase in the federal funds rate of 4.25%. In response to the most recent rate hikes, and despite some uncertain rhetoric from new Fed Chairman Ben Bernanke, yields rose all along the curve. After flattening considerably during the course of the Fed's interest rate-hiking campaign, the Treasury yield curve inverted intermittently throughout the past six months, with short-term yields exceeding longer-term yields.

Because bond prices move in the opposite direction of yields, the rising interest rates exerted significant downward price pressure on fixed income securities. In all, six-month Treasury bill yields rose 87 basis points (.87%) to 5.24% while 10-year yields rose 76 basis points to 5.15%. These yields reflect the inverted shape of the curve at period-end.

Portfolio performance during the period was mixed, with our core position in Government National Mortgage Association (GNMA or Ginnie Mae) project loans contributing to results and our slightly long duration and underweighting of mortgage-backed securities (MBS) detracting from performance.

What factors most influenced Portfolio performance?

Our emphasis on the GNMA project loan sector, at 34% of net assets, aided Portfolio performance. Given limited issuance, along with a growing investor base and strong demand, yield spreads on these securities (versus Treasury issues of comparable maturity) narrowed to their all-time tightest level. This allowed the project loan sector to generate excess return compared to Treasury securities. Also contributing positively to performance was our use of total return swaps on the MBS and Treasury indexes. We used this strategy in conjunction with floating rate London InterBank Offered Rate (LIBOR) investments, which resulted in total return advantages above those indexes alone. In a total rate of return swap, we agree to receive the total return of a particular index while paying the total return of one-month LIBOR. At the same time, we purchase conservative floating rate LIBOR investments at a spread over LIBOR. By doing this, we are able to generate a total return profile above and beyond the index return.

As mentioned earlier, our duration stance detracted from performance during the period. We positioned the Portfolio's duration slightly longer than that of the benchmark given our view that interest rates were very attractive and, in fact, near their peak. However, rates continued to rise, causing bond prices to decline. Finally, our underweighting in MBS hindered relative results as unexpected robust demand from banks caused MBS yield spreads to narrow. This allowed MBS to generate strong relative performance versus U.S. Treasury securities during the period. As short-term interest rates rose and the yield curve inverted, banks became pressured by rising deposits and increasing deposit rates. To mitigate the impact on their net margins, the banks turned to MBS for their attractive yields and liquidity advantages. We increased our MBS allocation to 32% of net assets during the period, but fell short of the 48% weighting in the benchmark index.

What changes were made to the Portfolio during the period?

As we continued to benefit from the strong performance of the GNMA project loan sector, we trimmed our holdings to capture performance gains. In all, our position was reduced from 36% of net assets to 34%. In addition, we increased the Portfolio's holdings of MBS from 30% of net assets to 32%, given the attractive yields available and our belief that the sector should perform exceptionally well on a relative basis once the Fed ends its interest rate-hiking campaign. In our view, a break in monetary tightening should create a more range-bound interest rate environment. Such an environment means reduced prepayment volatility, lessening MBS duration extension and contraction risk, thereby creating a positive backdrop for the MBS market. Finally, we rebalanced our Treasury holdings by shifting some of our duration exposure back to the front end of the yield curve as it inverted. We find this part of the curve to be attractive at this stage of the interest rate cycle.

How would you characterize the Portfolio's position at the close of the period?

We maintain a neutral view of the financial markets and have positioned the Portfolio in accordance with that view. We anticipate that the Fed will conclude its rate-hiking campaign some time in the third quarter. It is our expectation that once the Fed signals a pause, interest rates will initially rally (that is, move slightly lower) but generally move within a fairly narrow trading range. We believe this type of low-volatility environment will be supportive of the MBS sector, and we anticipate increasing our holdings of MBS.

At period-end, the Portfolio's primary sector exposures were broken out as follows: 29% U.S. Treasury securities, 1% U.S. agency securities, 32% MBS, 34% GNMA project loans and 4% hybrid adjustable rate mortgages (ARMs). This compared to the Citigroup Government/Mortgage Index's composition of 37% U.S. Treasury securities, 15% U.S. agency securities and 48% MBS. At the end of June, the Portfolio's duration stood at 4.52 years, up from 4.32 years at December 31, 2005. This compared to a period-end duration of 4.55 years for the Index.

Theodore J. Magnani
Vice President and Portfolio Manager

================================================================================
Mercury Large Cap Core Strategy Portfolio
================================================================================

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2006, the Mercury Large Cap Core Strategy Portfolio had a total return of +3.04%. This result compares favorably to the +2.76% return of the Portfolio's unmanaged benchmark, the Russell 1000 Index, for the same period. In addition, the Portfolio significantly outperformed its comparable Lipper category of Multi-Cap Core Funds (Variable Products), which posted an average return of +1.69% for the same six-month period. (Funds in this Lipper category invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index.)

The Portfolio invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Index. Contributing to performance during the period was successful stock selection in the consumer discretionary sector, led by shares of specialty retailers such as Best Buy Co., Inc. and in the materials sector, which had strong performance from metal and mining company holdings such as Nucor Corp. The combination of stock selection and a meaningful overweight in the energy sector also contributed positively to the Portfolio's overall performance, led by shares of Kerr-McGee Corp., Marathon Oil Corp., Valero Energy Corp., Occidental Petroleum Corp. and Hess Corp.

Offsetting the positives, although not enough to derail the Portfolio's relative outperformance of the benchmark, was our overweight position in technology. The technology sector suffered amid an inventory correction in semiconductors and cyclical softness in software. Companies such as Advanced Micro Devices, Inc., Intel Corp., Red Hat, Inc. and Autodesk, Inc. were a drag on performance during the reporting period. Additionally, the combination of stock selection and an overweight position in the health care sector hindered returns, particularly in healthcare providers such as Express Scripts, Inc., biotechnology firms such as Amgen Inc. and pharmaceutical giants such as Allergan, Inc. Overall, healthcare companies faced a challenging operating environment as regulatory issues, economic news, competition among products and revenue shortfalls all had a negative impact on the sector.

Because the Portfolio invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the period. The environment for investors in U.S. equities had become challenging late in the period as the major indexes began to lose ground in May. At their recent low points, the Standard & Poor's 500 Index and the Dow Jones Industrials Average were down 8% from their May peaks, with the Nasdaq Composite and the small cap Russell 2000 Index down 12% and 15%, respectively. These are fairly modest declines by historical standards, yet they were sharp enough to create extremes in investor bearishness and oversold conditions from a technical perspective. Encouragingly, even a modest drop in equity prices was sufficient to trigger increased buying by corporate insiders and a rise in share buybacks. This is consistent with our view that equities offer decent value at current levels.

We believe the recent market turbulence should be viewed in perspective. The equity market rally in recent years had been quite advanced by historical standards, and the gradual withdrawal of monetary stimulus by the Federal Reserve Board (the Fed) removed a major tailwind behind stock prices. Meanwhile, a slowdown in earnings growth was inevitable given earlier rapid growth. The good news, in our view, is that the conditions for a bear market do not exist. Gross domestic product growth was robust with at- or above-trend rates of expansion experienced over most of the past several quarters, along with strong corporate earnings growth. A solid economic environment has enabled job creation and strong corporate earnings growth. The Fed has continued to remove economic stimulus with a policy of interest rate increases totaling 17 since June 2004, but heightened inflation expectations and escalating energy prices have become a concern for investors. The price of crude oil has reached record levels amid a combination of supply disruptions and geopolitical fears. This has caused some to question the sustainability of forward growth prospects, prompting apprehension about current market valuations.

What changes were made to the Portfolio during the period?

Overall, we continued to identify companies with favorable growth characteristics and earnings developments, selling at attractive relative valuations. As a result of our bottom-up stock-selection process, we increased the Portfolio's positions in materials and industrials, and reduced exposure to health care, consumer staples and technology.

The largest purchases during the period included JPMorgan Chase & Co., International Business Machines Inc., Merck & Co., Inc., Morgan Stanley and Caterpillar, Inc. The largest sales included Intel, Amgen, The Coca-Cola Co., UnitedHealth Group, Inc. and Apple Computer, Inc. These transactions reflect our ongoing refinement of the Portfolio, as we continue to look for stocks that best meet our investment criteria while pruning those that have deteriorated versus our original assessment.

How would you characterize the Portfolio's position at the close of the period?

As of June 30, 2006, the Portfolio's largest overweights relative to the Russell 1000 Index were in energy, information technology and materials. The largest underweights were in financials, consumer staples, utilities, telecommunication services and industrials.

We expect economic growth to slow to trend or below-trend levels for the balance of 2006. We believe the Fed eventually will pause, but the central bankers will need more confirmation that consumption is slowing and that inflation is not a problem before doing so. Valuation levels are reasonable and the potential for increases in dividends and share buybacks is certainly supportive. However, until investors see more clarity in terms of both inflation and monetary policy, we believe equities are unlikely to experience a renewed upswing. This tug-of-war is likely to continue over the next couple of months, which should keep volatility levels relatively high. In the end, we believe the fundamental health of the world economy and good valuation levels should ultimately prevail, which is why we continue to view the recent setback in prices as a bull market correction rather than the start of a bear market.

Robert C. Doll, Jr.
President, Director and Portfolio Manager

================================================================================
Mercury Money Reserve Portfolio
================================================================================

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2006, Mercury Money Reserve Portfolio paid shareholders a net annualized dividend of 4.42%. As of June 30, 2006, the Portfolio had a seven-day yield of 4.76%.

The Portfolio's average portfolio maturity at June 30, 2006, was 52 days, compared to 56 days at December 31, 2005. The Portfolio's average maturity during the six-month period ranged from a low of 45 days to a high of 69 days.

The U.S. economy rebounded strongly in the first quarter of 2006, with gross domestic product (GDP) rising to a solid annualized growth rate of 5.6%, up from 1.7% in the fourth quarter of 2005. The economic growth was fueled by consumer and U.S. government spending, and healthy corporate profits. The housing sector continued to add positively to GDP growth, reflecting strong housing starts and home sales figures. In addition, the U.S. labor market remained strong, with unemployment well below 5%.

In the second quarter of 2006, we began to see a decline in economic conditions. Most notable were the cooling housing sector and the weakening labor market. While the unemployment rate averaged approximately 4.7% during the first six months of this year, monthly non-farm payroll data was weaker than expected during the second quarter. In addition, the continued tightening of monetary policy by the Federal Reserve Board (the Fed) caused many investors to worry that the Fed may overshoot a "neutral" federal funds rate and push the economy toward a recession. Fed chairman Ben Bernanke and the Board appear to view inflation as a greater threat to the economy and are committed to keeping it well contained. While the Fed may be correct in its assessment, the various sectors of the economy are showing signs of weakness in response to the 17 consecutive 25 basis point (.25%) increases in the federal funds rate since June 2004.

U.S. Treasury yields continued to move higher in the first half of 2006, with the two-year note reaching a high of 5.29% on June 28. As the Fed continued to raise rates, the Treasury yield curve flattened and has since become marginally inverted, with all maturities out to 30 years (with the exception of the 20-year bond) offering yields below the federal funds rate of 5.25%.

How did you manage the portfolio during the period?

In the early part of 2006, our investment strategy was based on continued strength in the economy, which resulted in the Fed continuing to tighten monetary policy at a "measured" pace. We invested primarily in short-term money market securities with maturities placed around upcoming Federal Open Market Committee (FOMC) meetings and in overnight repurchase agreements. We became more constructive on the market in late January, when we purchased a small amount of longer-term callable U.S. agency and Treasury notes with the belief that the Fed would remove the "measured" reference at its January 31 FOMC meeting and could possibly complete its tightening cycle by the end of the first quarter.

However, by the end of the first quarter, market sentiment had turned more negative. Bernanke assumed the role of Fed chairman on January 31, leading many observers to anticipate the approach of interest rate stability and neutral monetary policy, with the federal funds rate around the 4.50% mark. Instead, the Fed signaled its concern that higher energy prices and tighter labor markets would lead to inflationary pressures and continued to raise short-term interest rates. Since then, the Fed has gone on to tighten another 75 basis points, bringing the federal funds rate to 5.25% by the end of June. We remained cautious in our investment strategy during this time. We continued to purchase short-term money market securities and brought the average duration of the Portfolio down to the high-40-day area by the end of the period.

In addition, the strong demand for Treasury issues by foreign buyers in the second quarter of this year continued to hold down yields. As a result, we have found that longer-term U.S. agency fixed and callable bonds are expensive relative to the London InterBank Offered Rate (LIBOR) curve. With uncertainty over when the Fed will pause in its tightening policy, we have invested most of the Portfolio's assets in the short end of the money market yield curve. Issuance in one-month and three-month asset-backed commercial paper has provided the market with ample supply, allowing us to acquire these securities at attractive levels.

How would you characterize the Portfolio's position at the close of the period?

The most recent interest rate hike on June 29 represented the 17th consecutive time that the Fed has raised short-term interest rates since June 2004. However, for the first time since the tightening cycle began, the Fed did not explicitly state that another rate increase was under consideration. Investors interpreted this as a sign that the Fed was pausing, and while it does not rule out another interest rate increase, further tightening will depend on upcoming economic data. The futures market recently lowered the odds of another interest rate hike at the August 8 FOMC meeting to 65% from 80%.

Whether the Fed pauses or tightens again by the end of the third quarter, we believe that the tightening cycle is close to an end. Currently, the Portfolio is conservatively positioned, as we believe there is still a risk that the Fed will overshoot what is considered a neutral federal funds rate, as it sometimes has, and raise the target rate too high. If that is the case, we would view it as an opportunity to buy longer-term securities for the Portfolio.

The Portfolio's composition, as a percent of net assets, at the end of June and as of our last report to shareholders is detailed below:

      --------------------------------------------------------------------------
                                                           6/30/06    12/31/05
      --------------------------------------------------------------------------
      Bank Notes ........................................     3.8%      3.9%
      Certificates of Deposit -- Euro ...................     2.3       2.3
      Certificates of Deposit -- Yankee .................     2.9       3.0
      Commercial Paper ..................................    63.3      54.3
      Corporate Bonds ...................................     0.3       1.3
      Funding Agreements ................................     8.1       8.4
      Master Notes ......................................      --       0.9
      Medium-Term Notes .................................     8.8       8.5
      Repurchase Agreements .............................      --       4.4
      U.S. Government, Agency and
        Instrumentality Obligations -- Non-Discount .....    10.2      12.6
      Other Assets Less Liabilities .....................     0.3       0.4
                                                            -----     -----
      Total .............................................   100.0%    100.0%
                                                            =====     =====
      --------------------------------------------------------------------------

Jacqueline Rogers
Vice President and Portfolio Manager

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Performance Information
As of June 30, 2006
================================================================================

                           Recent Performance Results*
--------------------------------------------------------------------------------
                                               6-Month    12-Month
                                                 Total      Total   Standardized
                                                Return     Return   30-Day Yield
--------------------------------------------------------------------------------
Mercury Balanced Capital Strategy Portfolio      +3.52%    + 8.40%         --
--------------------------------------------------------------------------------
Mercury Core Bond Strategy Portfolio             -0.70     - 0.89        4.59%
--------------------------------------------------------------------------------
Mercury Fundamental Growth Strategy Portfolio    +1.10     + 9.67          --
--------------------------------------------------------------------------------
Mercury Global Allocation Strategy Portfolio     +7.11     +17.30          --
--------------------------------------------------------------------------------
Mercury High Yield Portfolio                     +2.76     + 5.69        7.61
--------------------------------------------------------------------------------
Mercury Intermediate Government Bond Portfolio   -0.67     - 0.35        4.48
--------------------------------------------------------------------------------
Mercury Large Cap Core Strategy Portfolio        +3.04     +12.33          --
--------------------------------------------------------------------------------

================================================================================
                          Average Annual Total Returns*
--------------------------------------------------------------------------------
                                                 One        Five         Ten
                                                 Year      Years        Years
                                                Ended      Ended        Ended
                                               6/30/06    6/30/06      6/30/06
--------------------------------------------------------------------------------
Mercury Balanced Capital Strategy Portfolio     + 8.40%    + 4.13%      +6.69%
--------------------------------------------------------------------------------
Mercury Core Bond Strategy Portfolio            - 0.89     + 4.99       +5.72
--------------------------------------------------------------------------------
Mercury Fundamental Growth Strategy Portfolio   + 9.67     + 0.84       +8.65
--------------------------------------------------------------------------------
Mercury Global Allocation Strategy Portfolio    +17.30     +11.13       +8.60
--------------------------------------------------------------------------------
Mercury High Yield Portfolio                    + 5.69     + 6.95       +4.98
--------------------------------------------------------------------------------
Mercury Intermediate Government Bond Portfolio  - 0.35     + 4.56       +5.76
--------------------------------------------------------------------------------
Mercury Large Cap Core Strategy Portfolio       +12.33     + 7.21       +9.40
--------------------------------------------------------------------------------
* Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Disclosure of Expenses
================================================================================

Shareholders of each Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Portfolio expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders' can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

=============================================================================================================================
                                                                                                 Expenses Paid
                                                             Beginning     Ending Account     During the Period*   Annualized
                                                           Account Value        Value         January 1, 2006 to     Expense
Actual                                                    January 1, 2006   June 30, 2006        June 30, 2006        Ratio
-----------------------------------------------------------------------------------------------------------------------------
Mercury Balanced Capital Strategy Portfolio                    $1,000         $1,035.20              $2.13            .42%
-----------------------------------------------------------------------------------------------------------------------------
Mercury Core Bond Strategy Portfolio                           $1,000         $  993.00              $2.47            .50%
-----------------------------------------------------------------------------------------------------------------------------
Mercury Fundamental Growth Strategy Portfolio                  $1,000         $1,011.00              $2.16            .43%
-----------------------------------------------------------------------------------------------------------------------------
Mercury Global Allocation Strategy Portfolio                   $1,000         $1,071.10              $2.53            .49%
-----------------------------------------------------------------------------------------------------------------------------
Mercury High Yield Portfolio                                   $1,000         $1,027.60              $2.51            .50%
-----------------------------------------------------------------------------------------------------------------------------
Mercury Intermediate Government Bond Portfolio                 $1,000         $  993.30              $2.17            .44%
-----------------------------------------------------------------------------------------------------------------------------
Mercury Large Cap Core Strategy Portfolio                      $1,000         $1,030.40              $2.13            .42%
-----------------------------------------------------------------------------------------------------------------------------
Mercury Money Reserve Portfolio                                $1,000         $1,021.40              $2.05            .41%
-----------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================
Hypothetical (5% annual return before expenses)**
-----------------------------------------------------------------------------------------------------------------------------
Mercury Balanced Capital Strategy Portfolio                    $1,000         $1,022.81              $2.12            .42%
-----------------------------------------------------------------------------------------------------------------------------
Mercury Core Bond Strategy Portfolio                           $1,000         $1,022.32              $2.51            .50%
-----------------------------------------------------------------------------------------------------------------------------
Mercury Fundamental Growth Strategy Portfolio                  $1,000         $1,022.79              $2.17            .43%
-----------------------------------------------------------------------------------------------------------------------------
Mercury Global Allocation Strategy Portfolio                   $1,000         $1,022.46              $2.47            .49%
-----------------------------------------------------------------------------------------------------------------------------
Mercury High Yield Portfolio                                   $1,000         $1,022.32              $2.51            .50%
-----------------------------------------------------------------------------------------------------------------------------
Mercury Intermediate Government Bond Portfolio                 $1,000         $1,022.62              $2.21            .44%
-----------------------------------------------------------------------------------------------------------------------------
Mercury Large Cap Core Strategy Portfolio                      $1,000         $1,022.81              $2.12            .42%
-----------------------------------------------------------------------------------------------------------------------------
Mercury Money Reserve Portfolio                                $1,000         $1,022.77              $2.06            .41%
-----------------------------------------------------------------------------------------------------------------------------

       * Expenses for each Portfolio are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 for Mercury Balanced Capital Strategy Portfolio, Mercury Fundamental Growth Strategy Portfolio, Mercury Global Allocation Strategy Portfolio and Mercury Large Cap Core Strategy Portfolio, and 181/365 for Mercury Core Bond Strategy Portfolio, Mercury High Yield Portfolio, Mercury Intermediate Government Bond Portfolio and Mercury Money Reserve Portfolio (to reflect the one-half year period shown).

      ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM Series Fund,Inc.
Mercury Balanced Capital Strategy Portfolio
Portfolio Information as of June 30, 2006
================================================================================

                                                                     Percent of
                                                                        Total
      Asset Mix                                                      Investments
--------------------------------------------------------------------------------
      Common Stocks ..............................................      57.6%
      Corporate Bonds ............................................       6.6
      Asset-Backed Securities ....................................       5.9
      U.S. Government & Agency Obligations .......................       5.5
      U.S. Government Agency Mortgaged-Backed Securities .........       4.0
      Non-Government Agency Mortgage-Backed Securities ...........       3.8
      Foreign Government Obligations .............................       0.5
      Preferred Securities .......................................       0.4
      Municipal Bonds ............................................       0.1
      Other* .....................................................      15.6
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments and options.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)
================================================================================

                                       Shares
Industry                                Held                                Common Stocks                             Value
-------------------------------------------------------------------------------------------------------------------------------
Aerospace &                             265,000    Honeywell International, Inc. ................................ $ 10,679,500
Defense--3.2%                           130,000    Raytheon Co. .................................................    5,794,100
                                        160,000    United Technologies Corp. ....................................   10,147,200
                                                                                                                  ------------
                                                                                                                    26,620,800
-------------------------------------------------------------------------------------------------------------------------------
Automobiles--0.6%                        85,000    Harley-Davidson, Inc. ........................................    4,665,650
-------------------------------------------------------------------------------------------------------------------------------
Beverages--1.6%                         150,000    Anheuser-Busch Cos., Inc. ....................................    6,838,500
                                        300,000    Coca-Cola Enterprises, Inc. ..................................    6,111,000
                                                                                                                  ------------
                                                                                                                    12,949,500
-------------------------------------------------------------------------------------------------------------------------------
Building Products--1.1%                 300,000    Masco Corp. ..................................................    8,892,000
-------------------------------------------------------------------------------------------------------------------------------
Capital Markets--2.5%                   265,000    Mellon Financial Corp. .......................................    9,123,950
                                        180,000    Morgan Stanley ...............................................   11,377,800
                                                                                                                  ------------
                                                                                                                    20,501,750
-------------------------------------------------------------------------------------------------------------------------------
Chemicals--1.0%                         200,000    E.I. du Pont de Nemours & Co. ................................    8,320,000
-------------------------------------------------------------------------------------------------------------------------------
Commercial Banks--2.9%                  165,000    PNC Financial Services Group, Inc. ...........................   11,578,050
                                        180,000    Wells Fargo & Co. ............................................   12,074,400
                                                                                                                  ------------
                                                                                                                    23,652,450
-------------------------------------------------------------------------------------------------------------------------------
Communications                          600,000    Cisco Systems, Inc. (a) ......................................   11,718,000
Equipment--2.2%                          50,000    CommScope, Inc. (a) ..........................................    1,571,000
                                        300,000    Juniper Networks, Inc. (a)(m) ................................    4,797,000
                                                                                                                  ------------
                                                                                                                    18,086,000
-------------------------------------------------------------------------------------------------------------------------------
Computers &                             245,000    Hewlett-Packard Co. ..........................................    7,761,600
Peripherals--1.9%                        80,000    International Business Machines Corp. ........................    6,145,600
                                        500,000    Sun Microsystems, Inc. (a) ...................................    2,075,000
                                                                                                                  ------------
                                                                                                                    15,982,200
-------------------------------------------------------------------------------------------------------------------------------
Diversified Financial                   235,000    Citigroup, Inc. ..............................................   11,336,400
Services--2.4%                          205,000    JPMorgan Chase & Co. .........................................    8,610,000
                                                                                                                  ------------
                                                                                                                    19,946,400
-------------------------------------------------------------------------------------------------------------------------------
Diversified                             275,000    Verizon Communications, Inc. .................................    9,209,750
Telecommunication
Services--1.1%
-------------------------------------------------------------------------------------------------------------------------------
Energy Equipment &                      100,000    GlobalSantaFe Corp. ..........................................    5,775,000
Services--2.2%                           65,000    Schlumberger Ltd. ............................................    4,232,150
                                        170,000    Weatherford International Ltd. (a) ...........................    8,435,400
                                                                                                                  ------------
                                                                                                                    18,442,550
-------------------------------------------------------------------------------------------------------------------------------
Food Products--4.1%                     250,000    Cadbury Schweppes Plc ........................................    9,705,000
                                        100,000    General Mills, Inc. ..........................................    5,166,000
                                         40,000    Nestle SA Registered Shares ..................................   12,538,776
                                        300,000    Unilever NV (b) ..............................................    6,765,000
                                                                                                                  ------------
                                                                                                                    34,174,776
-------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment                   300,000    Baxter International, Inc. ...................................   11,028,000
& Supplies--1.3%
-------------------------------------------------------------------------------------------------------------------------------
Health Care Providers                   150,000    AmerisourceBergen Corp. ......................................    6,288,000
& Services--1.4%                        130,000    HCA, Inc. ....................................................    5,609,500
                                                                                                                  ------------
                                                                                                                    11,897,500
-------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants &                   300,000    McDonald's Corp. .............................................   10,080,000
Leisure--1.2%
-------------------------------------------------------------------------------------------------------------------------------
Household Products--1.5%                200,000    Kimberly-Clark Corp. .........................................   12,340,000
-------------------------------------------------------------------------------------------------------------------------------
IT Services--1.1%                       325,000    Accenture Ltd. Class A .......................................    9,204,000
-------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates--4.5%           60,000    3M Co. .......................................................    4,846,200
                                        350,000    General Electric Co. .........................................   11,536,000
                                        125,000    Textron, Inc. ................................................   11,522,500
                                        325,000    Tyco International Ltd. ......................................    8,937,500
                                                                                                                  ------------
                                                                                                                    36,842,200
-------------------------------------------------------------------------------------------------------------------------------
Insurance--5.5%                         215,000    ACE Ltd. .....................................................   10,876,850
                                        175,000    American International Group, Inc. ...........................   10,333,750

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                       Shares
Industry                                Held                                Common Stocks                             Value
-------------------------------------------------------------------------------------------------------------------------------
Insurance (concluded)                   165,000    Endurance Specialty Holdings Ltd. ............................ $  5,280,000
                                        200,000    Genworth Financial, Inc. Class A .............................    6,968,000
                                        100,000    Prudential Financial, Inc. ...................................    7,770,000
                                         90,000    RenaissanceRe Holdings Ltd. ..................................    4,361,400
                                                                                                                  ------------
                                                                                                                    45,590,000
-------------------------------------------------------------------------------------------------------------------------------
Machinery--1.0%                         165,000    Dover Corp. ..................................................    8,155,950
-------------------------------------------------------------------------------------------------------------------------------
Media--2.3%                             100,000    CBS Corp. Class B ............................................    2,705,000
                                        165,000    Comcast Corp. Special Class A (a) ............................    5,408,700
                                        320,000    Interpublic Group of Cos., Inc. (a)(m) .......................    2,672,000
                                         85,000    Viacom, Inc. Class B (a) .....................................    3,046,400
                                        165,000    Walt Disney Co. ..............................................    4,950,000
                                                                                                                  ------------
                                                                                                                    18,782,100
-------------------------------------------------------------------------------------------------------------------------------
Metals & Mining--1.0%                   205,000    Alcoa, Inc. ..................................................    6,633,800
                                         20,000    United States Steel Corp. ....................................    1,402,400
                                                                                                                  ------------
                                                                                                                     8,036,200
-------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable                   150,000    Devon Energy Corp. ...........................................    9,061,500
Fuels--4.8%                             165,000    EnCana Corp. .................................................    8,685,600
                                         80,000    Exxon Mobil Corp. ............................................    4,908,000
                                        225,000    Murphy Oil Corp. .............................................   12,568,500
                                         70,000    Total SA (b) .................................................    4,586,400
                                                                                                                  ------------
                                                                                                                    39,810,000
-------------------------------------------------------------------------------------------------------------------------------
Paper & Forest                          275,000    International Paper Co. ......................................    8,882,500
Products--1.5%                           50,000    Weyerhaeuser Co. .............................................    3,112,500
                                                                                                                  ------------
                                                                                                                    11,995,000
-------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--3.0%                   135,000    GlaxoSmithKline Plc (b) ......................................    7,533,000
                                        305,000    Schering-Plough Corp. ........................................    5,804,150
                                        255,000    Wyeth ........................................................   11,324,550
                                                                                                                  ------------
                                                                                                                    24,661,700
-------------------------------------------------------------------------------------------------------------------------------
Semiconductors &                        210,000    Applied Materials, Inc. ......................................    3,418,800
Semiconductor                           150,000    Intersil Corp. Class A .......................................    3,487,500
Equipment--0.9%                                                                                                   ------------
                                                                                                                     6,906,300
-------------------------------------------------------------------------------------------------------------------------------
Software--1.6%                           65,000    Electronic Arts, Inc. (a) ....................................    2,797,600
                                        215,000    Microsoft Corp. ..............................................    5,009,500
                                        365,000    Symantec Corp. (a) ...........................................    5,672,100
                                                                                                                  ------------
                                                                                                                    13,479,200
-------------------------------------------------------------------------------------------------------------------------------
Specialty Retail--1.3%                  325,000    Limited Brands ...............................................    8,316,750
                                         65,000    Office Depot, Inc. (a) .......................................    2,470,000
                                                                                                                  ------------
                                                                                                                    10,786,750
-------------------------------------------------------------------------------------------------------------------------------
                                                   Total Common Stocks
                                                   (Cost--$426,663,661)--60.7% ..................................  501,038,726
-------------------------------------------------------------------------------------------------------------------------------

                                                                         Preferred Securities
-------------------------------------------------------------------------------------------------------------------------------
                                          Face
                                         Amount                             Capital Trusts
-------------------------------------------------------------------------------------------------------------------------------
Commercial Banks--0.2%           USD    335,000    BAC Capital Trust VI, 5.625% due 3/08/2035 ...................      287,079
                                        800,000    HSBC Finance Capital Trust IX, 5.911% due 11/30/2035 (c) .....      763,452
                                        450,000    MUFG Capital Finance 1 Ltd., 6.346% (c)(k) ...................      434,065
                                                                                                                  ------------
                                                                                                                     1,484,596
-------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable                   340,000    Pemex Project Funding Master Trust, 7.375% due 12/15/2014 ....      350,880
Fuels--0.0%
-------------------------------------------------------------------------------------------------------------------------------
                                                   Total Capital Trusts (Cost--$1,938,570)--0.2% ................    1,835,476
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                       Shares
Industry                                Held                             Preferred Stocks                             Value
-------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.0%                  5,300    Duquesne Light Co., 6.50% .................................... $    265,530
-------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance--0.2%         20,800    Fannie Mae, 7% ...............................................    1,116,700
-------------------------------------------------------------------------------------------------------------------------------
                                                   Total Preferred Stocks (Cost--$1,422,000)--0.2% ..............    1,382,230
-------------------------------------------------------------------------------------------------------------------------------
                                                   Total Preferred Securities
                                                   (Cost--$3,360,570)--0.4% .....................................    3,217,706
-------------------------------------------------------------------------------------------------------------------------------

                                                                        Fixed Income Securities
-------------------------------------------------------------------------------------------------------------------------------
                                          Face
                                         Amount                            Corporate Bonds
-------------------------------------------------------------------------------------------------------------------------------
Aerospace &                      USD    895,000    Goodrich Corp., 6.29% due 7/01/2016 (d) ......................      889,708
Defense--0.2%                           375,000    Honeywell International, Inc., 5.70% due 3/15/2036 ...........      350,615
                                         10,000    Raytheon Co., 8.30% due 3/01/2010 ............................       10,797
                                                                                                                  ------------
                                                                                                                     1,251,120
-------------------------------------------------------------------------------------------------------------------------------
Airlines--0.0%                          249,596    American Airlines, Inc. Series 2003-1, 3.857% due 1/09/2012         235,868
-------------------------------------------------------------------------------------------------------------------------------
Beverages--0.1%                                    Anheuser-Busch Cos., Inc.:
                                        190,000      5.95% due 1/15/2033 ........................................      184,091
                                        315,000      5.75% due 4/01/2036 ........................................      295,403
                                                                                                                  ------------
                                                                                                                       479,494
-------------------------------------------------------------------------------------------------------------------------------
Capital Markets--0.6%                   725,000    Credit Suisse First Boston USA, Inc., 4.70% due 6/01/2009 ....      705,757
                                        450,000    FBG Finance Ltd., 5.875% due 6/15/2035 (d) ...................      393,574
                                                   Goldman Sachs Group, Inc.:
                                      1,315,000      5.70% due 9/01/2012 ........................................    1,302,231
                                        685,000      5.25% due 10/15/2013 .......................................      656,354
                                        420,000    Jefferies Group, Inc., 6.25% due 1/15/2036 ...................      383,316
                                        255,000    Mellon Funding Corp., 4.875% due 6/15/2007 ...................      253,134
                                        675,000    Morgan Stanley, 5.30% due 3/01/2013 ..........................      652,897
                                        265,000    State Street Bank & Trust Co., 5.30% due 1/15/2016 ...........      253,382
                                                                                                                  ------------
                                                                                                                     4,600,645
-------------------------------------------------------------------------------------------------------------------------------
Commercial Banks--0.4%                  300,000    Bank One Corp., 8% due 4/29/2027 .............................      351,665
                                        620,000    Barclays Bank Plc, 8.55% (d)(k) ..............................      683,675
                                        435,000    Corporacion Andina de Fomento, 6.875% due 3/15/2012 ..........      455,011
                                        540,000    HSBC Bank USA NA, 5.875% due 11/01/2034 ......................      493,262
                                        145,000    Hudson United Bancorp, 8.20% due 9/15/2006 ...................      145,619
                                        370,000    PNC Funding Corp., 6.125% due 2/15/2009 ......................      373,807
                                        235,000    Popular North America, Inc., 3.875% due 10/01/2008 ...........      224,842
                                        450,000    Shinsei Finance II (Cayman) Ltd., 7.16% (c)(d)(k) ............      427,860
                                        520,000    Westpac Banking Corp., 4.625% due 6/01/2018 ..................      460,985
                                                                                                                  ------------
                                                                                                                     3,616,726
-------------------------------------------------------------------------------------------------------------------------------
Communications                          635,000    Cisco Systems, Inc., 5.50% due 2/22/2016 .....................      609,744
Equipment--0.1%                         160,000    Harris Corp., 5% due 10/01/2015 ..............................      146,531
                                                                                                                  ------------
                                                                                                                       756,275
-------------------------------------------------------------------------------------------------------------------------------
Computers &                             440,000    International Business Machines Corp., 5.875%
Peripherals--0.0%                                     due 11/29/2032 ............................................      420,956
-------------------------------------------------------------------------------------------------------------------------------
Consumer Finance--0.2%                1,575,000    HSBC Finance Corp., 6.50% due 11/15/2008 .....................    1,602,833
                                        305,000    MBNA Corp., 4.625% due 9/15/2008 .............................      298,614
                                                                                                                  ------------
                                                                                                                     1,901,447
-------------------------------------------------------------------------------------------------------------------------------
Diversified Financial                   590,000    Bank of America Corp., 4.875% due 9/15/2012 ..................      562,131
Services--1.0%                          300,000    CIT Group, Inc., 6% due 4/01/2036 ............................      274,917
                                                   Citigroup, Inc.:
                                        990,000      5.625% due 8/27/2012 .......................................      978,142
                                        320,000      5.85% due 12/11/2034 .......................................      301,446
                                        930,000    General Electric Capital Corp., 6.75% due 3/15/2032 ..........      992,704
                                                   JPMorgan Chase & Co.:
                                        660,000      5.75% due 1/02/2013 ........................................      653,315
                                        530,000      4.75% due 3/01/2015 ........................................      485,747
                                        280,000      4.891% due 9/01/2015 (c) ...................................      269,607

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                        Face
Industry                              Amount                            Corporate Bonds                              Value
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Diversified Financial                              Sigma Finance Corp. (h):
Services (concluded)             USD  2,300,000      7.67% due 8/15/2011 ........................................ $  2,300,000
                                      1,100,000      5.499% due 3/31/2014 (c) ...................................    1,102,137
                                                                                                                  ------------
                                                                                                                     7,920,146
-------------------------------------------------------------------------------------------------------------------------------
Diversified                             330,000    BellSouth Corp., 6% due 11/15/2034 ...........................      293,247
Telecommunication                       280,000    Deutsche Telekom International Finance BV, 8.25%
Services--0.3%                                        due 6/15/2030 .............................................      323,274
                                        250,000    GTE Corp., 6.84% due 4/15/2018 ...............................      254,436
                                        520,000    SBC Communications, Inc., 6.45% due 6/15/2034 ................      494,292
                                        515,000    TELUS Corp., 7.50% due 6/01/2007 .............................      522,537
                                        405,000    Telecom Italia Capital SA, 6% due 9/30/2034 ..................      349,684
                                                                                                                  ------------
                                                                                                                     2,237,470
-------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.5%                570,000    AEP Texas Central Co. Series D, 5.50% due 2/15/2013 ..........      550,117
                                                   Florida Power & Light Co.:
                                        280,000      5.40% due 9/01/2035 ........................................      248,261
                                        285,000      5.65% due 2/01/2037 ........................................      261,831
                                        175,000    Jersey Central Power & Light, 6.40% due 5/15/2036 (d) ........      172,258
                                        335,000    Nevada Power Co., 6.65% due 4/01/2036 (d) ....................      316,425
                                        350,000    Progress Energy, Inc., 5.625% due 1/15/2016 ..................      334,492
                                        405,000    Public Service Co. of New Mexico, 4.40% due 9/15/2008 ........      392,752
                                        485,000    SPI Electricity & Gas Australia Holdings Pty Ltd., 6.15%
                                                     due 11/15/2013 (d) .........................................      482,439
                                        460,000    Sierra Pacific Power Co., 6% due 5/15/2016 (d) ...............      437,341
                                        423,000    Southern California Edison Co., 5.625% due 2/01/2036 .........      381,304
                                        320,000    Westar Energy, Inc., 6% due 7/01/2014 ........................      316,824
                                                                                                                  ------------
                                                                                                                     3,894,044
-------------------------------------------------------------------------------------------------------------------------------
Energy Equipment &                      300,000    Weatherford International Ltd., 5.50% due 2/15/2016 ..........      286,199
Services--0.0%
-------------------------------------------------------------------------------------------------------------------------------
Food & Staples                          405,000    Wal-Mart Stores, Inc., 5.25% due 9/01/2035 ...................      353,374
Retailing--0.0%
-------------------------------------------------------------------------------------------------------------------------------
Food Products--0.1%                     605,000    Cadbury Schweppes US Finance LLC, 3.875%
                                                     due 10/01/2008 (d) .........................................      580,071
                                        460,000    Tyson Foods, Inc., 6.60% due 4/01/2016 .......................      449,633
                                                                                                                  ------------
                                                                                                                     1,029,704
-------------------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.0%                     450,000    Panhandle Eastern Pipe Line Series B, 2.75% due 3/15/2007 ....      440,411
-------------------------------------------------------------------------------------------------------------------------------
Health Care Providers &                 315,000    UnitedHealth Group, Inc., 5.80% due 3/15/2036 ................      281,954
Services--0.1%                          455,000    WellPoint, Inc., 5.85% due 1/15/2036 .........................      406,578
                                                                                                                  ------------
                                                                                                                       688,532
-------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants &                   290,000    Harrah's Operating Co., Inc., 5.625% due 6/01/2015 ...........      268,228
Leisure--0.1%                           650,000    Royal Caribbean Cruises Ltd., 7% due 6/15/2013 ...............      644,103
                                                                                                                  ------------
                                                                                                                       912,331
-------------------------------------------------------------------------------------------------------------------------------
Household Durables--0.0%                 30,000    KB HOME, 5.875% due 1/15/2015 ................................       26,165
-------------------------------------------------------------------------------------------------------------------------------
Industrial                               30,000    General Electric Co., 5% due 2/01/2013 .......................       28,735
Conglomerates--0.1%                     450,000    Hutchison Whampoa International Ltd., 7.45%
                                                     due 11/24/2033 (d) .........................................      475,677
                                                                                                                  ------------
                                                                                                                       504,412
-------------------------------------------------------------------------------------------------------------------------------
Insurance--0.5%                         505,000    AON Corp., 6.95% due 1/15/2007 ...............................      507,549
                                        470,000    American International Group, Inc., 6.25% due 5/01/2036 (d) ..      450,462
                                        555,000    Fund American Cos., Inc., 5.875% due 5/15/2013 ...............      532,520
                                        870,000    Montpelier Re Holdings Ltd., 6.125% due 8/15/2013 ............      807,405
                                        590,000    NLV Financial Corp., 7.50% due 8/15/2033 (d) .................      599,484
                                        235,000    Principal Life Global Funding I, 3.625% due 4/30/2008 (d) ....      226,449
                                        160,000    Prudential Financial, Inc., 4.104% due 11/15/2006 ............      159,206
                                        860,000    Prudential Holdings, LLC, 8.695% due 12/18/2023 (d) ...........    1,021,026
                                                                                                                  ------------
                                                                                                                     4,304,101
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                        Face
Industry                              Amount                             Corporate Bonds                              Value
-------------------------------------------------------------------------------------------------------------------------------
Media--0.4%                      USD    280,000    Clear Channel Communications, Inc., 5.50% due 9/15/2014 ...... $    253,485
                                        505,000    Comcast Corp., 5.85% due 1/15/2010 ...........................      504,514
                                        365,000    Cox Communications, Inc., 7.125% due 10/01/2012 ..............      377,528
                                        280,000    Media General, Inc., 6.95% due 9/01/2006 .....................      280,232
                                                   News America, Inc.:
                                        470,000      6.40% due 12/15/2035 .......................................      434,705
                                        830,000      6.75% due 1/09/2038 ........................................      842,252
                                        910,000    Time Warner Companies, Inc., 9.125% due 1/15/2013 ............    1,040,615
                                                                                                                  ------------
                                                                                                                     3,733,331
-------------------------------------------------------------------------------------------------------------------------------
Metals & Mining--0.1%                   280,000    Alcan, Inc., 5.75% due 6/01/2035 .............................      251,090
                                        625,000    Vale Overseas Ltd., 6.25% due 1/11/2016 ......................      595,312
                                                                                                                  ------------
                                                                                                                       846,402
-------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities--0.1%                    80,000    Ameren Corp., 4.263% due 5/15/2007 ...........................       78,935
                                        275,000    Consolidated Edison Co. of New York, 5.85% due 3/15/2036 .....      255,699
                                        295,000    Puget Energy, Inc., 5.483% due 6/01/2035 .....................      252,729
                                        215,000    Xcel Energy, Inc., 6.50% due 7/01/2036 .......................      210,857
                                                                                                                  ------------
                                                                                                                       798,220
-------------------------------------------------------------------------------------------------------------------------------
Office Electronics--0.1%                980,000    Xerox Corp., 6.40% due 3/15/2016 .............................      924,875
-------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable                   295,000    Colonial Pipeline Co., 7.63% due 4/15/2032 ...................      352,397
Fuels--0.8%                             320,000    Consolidated Natural Gas Co., 5% due 12/01/2014 ..............      294,356
                                        415,000    Enterprise Products Operating LP Series B, 5.75%
                                                     due 3/01/2035 ..............................................      352,067
                                        430,000    Kern River Funding Corp., 4.893% due 4/30/2018 (d) ...........      404,596
                                        215,000    Motiva Enterprises, LLC, 5.20% due 9/15/2012 (d) ..............      209,105
                                        585,000    Northwest Pipeline Corp., 7% due 6/15/2016 (d) ...............      581,344
                                      1,750,000    Pemex Project Funding Master Trust, 6.629%
                                                     due 6/15/2010 (c)(d) .......................................    1,786,750
                                        440,000    Petro-Canada, 5.95% due 5/15/2035 ............................      402,276
                                        355,000    Talisman Energy, Inc., 5.85% due 2/01/2037 ...................      313,081
                                        800,000    Texas Gas Transmission Corp., 4.60% due 6/01/2015 ............      717,945
                                        765,000    Ultramar Diamond Shamrock Corp., 6.75% due 10/15/2037 ........      779,203
                                        385,000    XTO Energy, Inc., 6.10% due 4/01/2036 ........................      348,485
                                                                                                                  ------------
                                                                                                                     6,541,605
-------------------------------------------------------------------------------------------------------------------------------
Paper & Forest                          560,000    Celulosa Arauco y Constitucion SA, 8.625% due 8/15/2010 ......      609,587
Products--0.1%
-------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--0.0%                    10,000    Eli Lilly & Co., 7.125% due 6/01/2025 ........................       11,077
                                        450,000    Wyeth, 6% due 2/15/2036 ......................................      419,443
                                                                                                                  ------------
                                                                                                                       430,520
-------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment                             Developers Diversified Realty Corp.:
Trusts (REITs)--0.2%                    170,000      6.625% due 1/15/2008 .......................................      171,795
                                        290,000      5.375% due 10/15/2012 ......................................      278,689
                                        210,000      5.50% due 5/01/2015 ........................................      197,726
                                        415,000    Highwoods Properties, Inc., 7% due 12/01/2006 ................      416,182
                                        490,000    Westfield Capital Corp. Ltd., 5.125% due 11/15/2014 (d) ......      459,375
                                                                                                                  ------------
                                                                                                                     1,523,767
-------------------------------------------------------------------------------------------------------------------------------
Road & Rail--0.2%                       990,000    BNSF Funding Trust I, 6.613% due 12/15/2055 (c) ..............      929,314
                                                   Canadian National Railway Co.:
                                        215,000      6.90% due 7/15/2028 ........................................      232,157
                                        250,000      6.20% due 6/01/2036 ........................................      249,340
                                        315,000    Norfolk Southern Corp., 7.05% due 5/01/2037 ..................      344,218
                                                                                                                  ------------
                                                                                                                     1,755,029
-------------------------------------------------------------------------------------------------------------------------------
Semiconductors &                      1,986,000    International Rectifier Corp., 4.25% due 7/15/2007 (i) .......    1,951,245
Semiconductor
Equipment--0.2%
-------------------------------------------------------------------------------------------------------------------------------
Software--0.1%                          625,000    Oracle Corp. and Ozark Holding, Inc., 5.25% due 1/15/2016 ....      585,319
-------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage                      580,000    Countrywide Financial Corp., 6.25% due 5/15/2016 .............      568,478
Finance--0.2%                           665,000    Washington Mutual Bank, 6.75% due 5/20/2036 ..................      663,227
                                                                                                                  ------------
                                                                                                                     1,231,705
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                        Face
Industry                              Amount                             Corporate Bonds                              Value
-------------------------------------------------------------------------------------------------------------------------------
Wireless                         USD    110,000    AT&T Wireless Services, Inc., 8.75% due 3/01/2031 ............ $    134,863
Telecommunication                       350,000    Sprint Capital Corp., 8.75% due 3/15/2032 ....................      422,066
Services--0.1%                                                                                                    ------------
                                                                                                                       556,929
-------------------------------------------------------------------------------------------------------------------------------
                                                   Total Corporate Bonds
                                                   (Cost--$59,887,959)--6.9%                                        57,347,954
-------------------------------------------------------------------------------------------------------------------------------

                                                                    Foreign Government Obligations
-------------------------------------------------------------------------------------------------------------------------------
                                 EUR  2,800,000    Bundesobligation Series 143, 3.50% due 10/10/2008 ............    3,569,451
                                                   Mexico Government International Bond:
                                 USD    650,000      9.875% due 2/01/2010 .......................................      731,250
                                        157,000      6.375% due 1/16/2013 .......................................      157,393
                                        265,000      5.875% due 1/15/2014 .......................................      257,050
                                                                                                                  ------------
                                                                                                                     1,145,693
-------------------------------------------------------------------------------------------------------------------------------
                                                   Total Foreign Government Obligations
                                                   (Cost--$4,618,389)--0.6%                                          4,715,144
-------------------------------------------------------------------------------------------------------------------------------

State                                                                     Municipal Bonds
-------------------------------------------------------------------------------------------------------------------------------
Texas--0.1%                             635,000    Dallas, Texas, General Obligation, Series C, 5.25%
                                                     due 2/15/2024 ..............................................      632,358
-------------------------------------------------------------------------------------------------------------------------------
                                                   Total Municipal Bonds
                                                   (Cost--$635,000)--0.1%                                              632,358
-------------------------------------------------------------------------------------------------------------------------------

                                                                       Asset-Backed Securities+
-------------------------------------------------------------------------------------------------------------------------------
                                                   ACE Securities Corp. (c):
                                        950,000      Series 2005-ASP1 Class M1, 6.003% due 9/25/2035 ............      957,591
                                      2,500,000      Series 2005-HE6 Class A2B, 5.523% due 10/25/2035 ...........    2,501,172
                                        486,667    Altius Funding Ltd. Series 2005-2A Class D, 8.084%
                                                     due 12/05/2040 (c)(d) ......................................      486,667
                                      1,050,000    Ameriquest Mortgage Securities, Inc. Series 2003-7 Class M1,
                                                     6.173% due 8/25/2033 (c) ...................................    1,061,320
                                        646,036    Argent Securities, Inc. Series 2004-W11 Class A3, 5.683%
                                                     due 11/25/2034 (c) .........................................      646,464
                                                   Bear Stearns Asset Backed Securities, Inc. (c):
                                        574,823      Series 2004-HE9 Class 1A2, 5.693% due 3/25/2032 ............      575,354
                                      1,556,171      Series 2005-4 Class A, 5.653% due 1/25/2036 ................    1,556,813
                                      2,550,000      Series 2005-HE10 Class A2, 5.613% due 8/25/2035 ............    2,557,866
                                      1,000,000      Series 2005-SD1 Class 1A2, 5.623% due 7/25/2027 ............    1,002,716
                                        250,000    Buckingham CDO Ltd. Series 2005-2A Class E, 8.334%
                                                     due 4/05/2041 (c)(d) .......................................      249,750
                                                   Countrywide Asset Backed Certificates (c):
                                        536,409      Series 2004-5 Class A, 5.773% due 10/25/2034 ...............      540,666
                                        750,000      Series 2004-13 Class AF4, 4.583% due 1/25/2033 .............      739,446
                                        750,000      Series 2004-13 Class MF1, 5.071% due 12/25/2034 ............      729,255
                                      1,000,000    Credit-Based Asset Servicing and Securitization
                                                     Series 2005-CB2 Class AV2, 5.523% due 4/25/2036 (c) ........    1,000,442
                                        550,000    Duke Funding High Grade II-S/EGAM, Ltd. Series 2006-1A
                                                     Class D, 8.334% due 10/04/2050 (c)(d) ......................      550,000
                                      1,350,000    Equifirst Mortgage Loan Trust Series 2004-2 Class M1,
                                                     5.873% due 7/25/2034 (c) ...................................    1,358,542
                                                   First Franklin Mortgage Loan Asset Backed Certificates (c):
                                         75,729      Series 2003-FF5 Class A2, 5.731% due 3/25/2034 .............       75,490
                                      4,245,628      Series 2004-FF10 Class A2, 5.723% due 12/25/2032 ...........    4,255,945
                                      2,232,149      Series 2005-FF10 Class A6, 5.673% due 11/25/2035 ...........    2,234,141
                                                   Home Equity Asset Trust (c):
                                      1,382,658      Series 2005-1 Class A2, 5.603% due 5/25/2035 ...............    1,385,125
                                        670,214      Series 2005-3 Class 1A2, 5.573% due 8/25/2035 ..............      670,533
                                        939,830    Irwin Home Equity Series 2005-C Class 1A1, 5.583%
                                                     due 4/25/2030 (c) ..........................................      940,113
                                      3,000,000    MBNA Credit Card Master Note Trust Series 2001-C3
                                                     Class C3, 6.55% due 12/15/2008 .............................    3,001,625

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                           Face
                                         Amount                        Asset-Backed Securities+                       Value
-------------------------------------------------------------------------------------------------------------------------------
                                                   Morgan Stanley ABS Capital I, Inc. (c):
                              USD     1,325,997      Series 2005-HE1 Class A2MZ, 5.623% due 12/25/2034 .......... $  1,328,947
                                        428,285      Series 2005-NC2 Class A1MZ, 5.573% due 3/25/2035 ...........      428,504
                                        434,075      Series 2005-NC2 Class A2MZ, 5.573% due 3/25/2035 ...........      434,298
                                                   New Century Home Equity Loan Trust (c):
                                      1,335,969      Series 2004-3 Class A3, 5.713% due 11/25/2034 ..............    1,337,873
                                      1,276,589      Series 2005-2 Class A2MZ, 5.583% due 6/25/2035 .............    1,278,417
                                        350,000    Option One Mortgage Loan Trust Series 2005-1 Class
                                                     M5, 6.573% due 2/25/2035 (c) Park Place Securities,
                                                     Inc. Series 2005-WCH1 (c): .................................      353,335
                                        564,340      Class A1B, 5.623% due 1/25/2035 ............................      565,281
                                        448,936      Class A3D, 5.663% due 1/25/2035                                   449,687
                                        400,000    Popular ABS Mortgage Pass-Through Trust Series 2005-1
                                                     Class M2, 5.507% due 5/25/2035 .............................      384,084
                                      1,966,150    RAAC Series 2005-SP2 Class 2A, 5.623% due 6/25/2044 (c) ......    1,967,737
                                                   Residential Asset Mortgage Products, Inc. (c):
                                      1,900,000      Series 2004-RS11 Class A2, 5.593% due 12/25/2033 ...........    1,904,413
                                      1,350,000      Series 2005-RS3 Class AI2, 5.493% due 3/25/2035 ............    1,353,144
                                      2,150,000    Soundview Home Equity Loan Trust Series 2005-OPT3
                                                     Class A4, 5.623% due 11/25/2035 (c) ........................    2,154,991
                                                   Structured Asset Investment Loan
                                                   Trust (c):
                                      1,500,000      Series 2003-BC6 Class M1, 6.073% due 7/25/2033 .............    1,508,708
                                      1,500,000      Series 2003-BC7 Class M1, 6.073% due 7/25/2033 .............    1,506,905
                                        550,000      Series 2004-8 Class M4, 6.323% due 9/25/2034 ...............      553,564
                                        576,899    Structured Asset Securities Corp., Series 2004-23XS
                                                     Class 2A1, 4.55% due 1/25/2035 (c) .........................      566,175
                                      3,906,085    Wells Fargo Home Equity Trust Series 2004-2 Class A32,
                                                     5.663% due 2/25/2032 (c) ...................................    3,914,080
                                        140,443    Whole Auto Loan Trust Series 2004-1 Class D, 5.60%
                                                     due 3/15/2011 ..............................................      139,838
-------------------------------------------------------------------------------------------------------------------------------
                                                   Total Asset-Backed Securities
                                                   (Cost--$51,329,414)--6.2% ....................................   51,207,017
-------------------------------------------------------------------------------------------------------------------------------

                                                          Non-Government Agency Mortgage-Backed Securities+
-------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage               1,238,215    Impac Secured Assets CMN Owner Trust Series 2004-3
Obligations--1.0%                                  Class 1A4, 5.723% due 11/25/2034 (c) .........................    1,244,161
                                      1,527,714    JPMorgan Mortgage Trust Series 2005-A2 Class 4A1,
                                                     5.209% due 4/25/2035 (c) ...................................    1,466,373
                                      1,427,937    Morgan Stanley Mortgage Loan Trust Series 2006-3AR
                                                     Class 2A3, 5.912% due 3/25/2036 (c) ........................    1,423,486
                                      2,232,823    Residential Accredit Loans, Inc. Series 2005-QS12
                                                     Class A8, 5.50% due 8/25/2035 (c) ..........................    2,234,554
                                                   Structured Asset Securities Corp. (c):
                                        513,887      Series 2005-GEL2 Class A, 5.603% due 4/25/2035 .............      514,160
                                      1,025,693      Series 2005-OPT1 Class A4M, 5.673% due 11/25/2035 ..........    1,026,205
                                        548,881    Washington Mutual Series 2005-AR2 Class B4, 6.223%
                                                     due 1/25/2045 (c) ..........................................      547,080
                                                                                                                  ------------
                                                                                                                     8,456,019
-------------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage-                  3,100,000    Banc of America Commercial Mortgage, Inc. Series 2006-2
Backed Securities--3.0%                               Class A4, 5.741% due 5/10/2045 (c) ........................    3,081,916
                                        650,000    Bear Stearns Commercial Mortgage Security Series 2002-FL1A
                                                     Class D, 5.796% due 8/03/2014 (c) ...........................     650,000
                                      3,250,000    Credit Suisse Mortgage Capital Certificates Series 2006-C3
                                                     Class A3, 5.828% due 6/15/2038 (c) ..........................   3,249,350
                                      5,500,000    GMAC Commercial Mortgage Securities, Inc. Series 2004-C3
                                                     Class AAB, 4.702% due 12/10/2041 ............................   5,173,791
                                      1,700,000    GS Mortgage Securities Corp. II Series 2006-GG6
                                                     Class A2, 5.506% due 4/10/2038 (c) ..........................   1,683,047
                                                   Greenwich Capital Commercial Funding Corp. Class A4:
                                      1,350,000      Series 2004-GG1, 4.755% due 6/10/2036 .......................   1,301,461
                                      1,950,000      Series 2006-GG7, 6.11% due 6/10/2016 ........................   1,952,266

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                           Face
                                         Amount       Non-Government Agency Mortgage-Backed Securities+               Value
-------------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage-                               JPMorgan Chase Commercial Mortgage Securities Corp. (c):
Backed Securities             USD     3,500,000      Series 2006-CB15 Class A4, 5.814% due 6/12/2043 ............ $  3,473,365
(concluded)                           2,800,000      Series 2006-LDP7 Class A4, 5.876% due 4/15/2045 ............    2,795,800
                                      1,400,000    LB-UBS Commercial Mortgage Trust Series 2005-C3
                                                     Class A5, 4.739% due 7/15/2030 .............................    1,291,338
                                         12,946    NationsLink Funding Corp. Series 1999-2 Class A3,
                                                     7.181% due 6/20/2031 .......................................       12,934
                                                                                                                  ------------
                                                                                                                    24,665,268
-------------------------------------------------------------------------------------------------------------------------------
                                                   Total Non-Government Agency Mortgage-Backed Securities
                                                   (Cost--$33,786,263)--4.0%                                        33,121,287
-------------------------------------------------------------------------------------------------------------------------------

                                                   U.S. Government Agency Mortgage-Backed Securities+
-------------------------------------------------------------------------------------------------------------------------------
                                                   Fannie Mae Guaranteed Pass-Through Certificates:
                                      2,092,592      5% due 7/15/2036 (e) .......................................    1,955,921
                                     16,600,000      5.50% due 7/15/2036 (e) ....................................   15,941,179
                                        734,821      6% due 11/01/2035 ..........................................      723,817
                                      1,171,665      6.50% due 8/01/2032 ........................................    1,182,006
                                        140,667      6.50% due 7/01/2034 ........................................      141,491
                                                   Freddie Mac Mortgage Participation Certificates:
                                     11,257,781      5% due 7/15/2036 (e) .......................................   10,511,953
                                         14,219      5.50% due 12/01/2019 .......................................       13,960
                                        615,448      5.50% due 7/01/2020 ........................................      603,851
                                        707,997      5.50% due 9/01/2034 ........................................      681,820
                                      1,547,317      6% due 1/01/2034 ...........................................    1,526,554
                                        973,755      6% due 6/01/2035 ...........................................      959,340
                                         54,287      7% due 7/01/2031 ...........................................       55,644
                                         88,724      7% due 12/01/2031 ..........................................       90,941
                                         58,955      7% due 3/01/2032 ...........................................       60,397
                                        251,693      7% due 6/01/2032 ...........................................      257,982
                                         25,348    Ginnie Mae MBS Certificates, 7.50% due 3/15/2032 .............       26,501
-------------------------------------------------------------------------------------------------------------------------------
                                                   Total U.S. Government Agency Mortgage-Backed Securities
                                                   (Cost--$35,261,632)--4.2%                                        34,733,357
-------------------------------------------------------------------------------------------------------------------------------

                                                                U.S. Government & Agency Obligations
-------------------------------------------------------------------------------------------------------------------------------
                                                   Fannie Mae:
                                      2,510,000      4% due 2/28/2007 ...........................................    2,484,875
                                      2,220,000      7.125% due 1/15/2030 .......................................    2,651,624
                                      1,650,000    Federal Home Loan Bank System, 2.75% due 11/15/2006 ..........    1,633,866
                                                   U.S. Treasury Bonds:
                                        330,000      7.50% due 11/15/2016 .......................................      390,328
                                        200,000      8.125% due 8/15/2019 .......................................      253,203
                                        700,000      7.25% due 8/15/2022 (l) ....................................      844,539
                                        140,000      6.25% due 8/15/2023 ........................................      154,405
                                        140,000      6.625% due 2/15/2027 .......................................      163,013
                                      3,750,000      5.375% due 2/15/2031 .......................................    3,814,747
                                                   U.S. Treasury Inflation Indexed Bonds:
                                      1,609,086      3.875% due 1/15/2009 .......................................    1,666,661
                                      1,398,163      3.50% due 1/15/2011 ........................................    1,462,447
                                      3,428,625      1.625% due 1/15/2015 .......................................    3,196,313
                                                   U.S. Treasury Notes:
                                     10,300,000      4% due 8/31/2007 ...........................................   10,154,749
                                         30,000      4.375% due 1/31/2008 .......................................       29,626
                                        100,000      3.75% due 5/15/2008 ........................................       97,473
                                        645,000      4.50% due 2/15/2009 ........................................      634,796
                                        545,000      4.875% due 5/15/2009 .......................................      541,296
                                        160,000      3.875% due 5/15/2010 .......................................      153,119
                                        310,000      3.625% due 6/15/2010 .......................................      293,858
                                         60,000      4.25% due 10/15/2010 .......................................       58,069
                                      6,540,000      4.25% due 1/15/2011 (m) ....................................    6,314,932
                                         60,000      5% due 2/15/2011 ...........................................       59,852
                                      1,065,000      4.50% due 2/28/2011 ........................................    1,038,458

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                           Face
                                         Amount               U.S. Government & Agency Obligations                    Value
-------------------------------------------------------------------------------------------------------------------------------
                                                   U.S. Treasury Notes:
                              USD     1,435,000      4.875% due 4/30/2011 ....................................... $  1,420,370
                                      4,148,000      4.50% due 11/15/2015 (m) ...................................    3,950,970
                                      4,125,000      4.50% due 2/15/2016 ........................................    3,924,550
                                        940,000      5.125% due 5/15/2016 .......................................      938,898
-------------------------------------------------------------------------------------------------------------------------------
                                                   Total U.S. Government & Agency Obligations
                                                   (Cost--$48,803,077)--5.9%                                        48,327,037
-------------------------------------------------------------------------------------------------------------------------------
                                                   Total Fixed Income Securities
                                                   (Cost--$234,321,734)--27.9%                                     230,084,154
-------------------------------------------------------------------------------------------------------------------------------
                                     Beneficial
                                       Interest                      Short-Term Securities
-------------------------------------------------------------------------------------------------------------------------------
                             USD    119,631,857    Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                     Series I, 4.78% (f)(g) .....................................  119,631,857
                                     16,409,000    Merrill Lynch Liquidity Series, LLC Money Market Series,
                                                     5.22% (f)(g)(j) ............................................   16,409,000
-------------------------------------------------------------------------------------------------------------------------------
                                                   Total Short-Term Securities
                                                   (Cost--$136,040,857)--16.5%                                     136,040,857
-------------------------------------------------------------------------------------------------------------------------------
                                      Number of
                                      Contracts                        Options Purchased
-------------------------------------------------------------------------------------------------------------------------------
Call Options Purchased                      136    U.S. Treasury Note, Expiring August 2006 at USD 106 ..........       36,125
-------------------------------------------------------------------------------------------------------------------------------
                                                   Total Options Purchased
                                                   (Premiums Paid--$70,549)--0.0%                                       36,125
-------------------------------------------------------------------------------------------------------------------------------
                                                   Total Investments
                                                   (Cost--$800,457,371)--105.5%                                    870,417,568
-------------------------------------------------------------------------------------------------------------------------------

                                                                         Options Written
-------------------------------------------------------------------------------------------------------------------------------
Put Options Written                         136    U.S. Treasury Note, Expiring August 2006 at USD 104 ...........     (48,875)
-------------------------------------------------------------------------------------------------------------------------------
                                                   Total Options Written
                                                   (Premiums Received--$69,701)--0.0%                                  (48,875)
-------------------------------------------------------------------------------------------------------------------------------
                                                   Total Investments, Net of Options Written
                                                   (Cost--$800,387,670*)--105.5% ................................  870,368,693
                                                   Liabilities in Excess of Other Assets--(5.5%) ................  (45,617,603)
                                                                                                                  ------------
                                                   Net Assets--100.0% ........................................... $824,751,090
                                                                                                                  ============
-------------------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ............................................  $807,668,571
                                                                   ============
      Gross unrealized appreciation .............................  $100,138,357
      Gross unrealized depreciation .............................   (37,438,235)
                                                                   ------------
      Net unrealized appreciation ...............................  $ 62,700,122
                                                                   ============

+ Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancing of the underlying instruments, the average life may be substantially less than the original maturity.

(a)   Non-income producing security.

(b)   Depositary receipts.

(c)   Floating rate security.

(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(e) Represents or includes a "to-be-announced" transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

(f)   Represents the current yield as of 6/30/2006.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

(g) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
      Affiliate                                Net Activity    Interest Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series,
        LLC Cash Sweep Series I .............  $42,163,303       $2,264,071
      Merrill Lynch Liquidity Series,
        LLC Money Market Series .............  $ 3,134,000       $   16,837
      --------------------------------------------------------------------------

(h) Restricted securities as to resale, representing 0.4% of net assets were as follows:

--------------------------------------------------------------------------------
                                Acquisition
      Issue                        Date            Cost             Value
--------------------------------------------------------------------------------

      Sigma Finance Corp.,
        7.67% due 8/15/2011       2/13/2004     $2,300,000       $2,300,000
      Sigma Finance Corp.,
        5.499% due 3/31/2014      3/26/2004     $1,100,000       $1,102,137
--------------------------------------------------------------------------------
      Total                                     $3,400,000       $3,402,137
                                                ==========       ==========
--------------------------------------------------------------------------------

(i)   Convertible security.

(j)   Security was purchased with the cash proceeds from securities loans.

(k)   The security is a perpetual bond and has no stated maturity date.

(l) All or a portion of security held as collateral in connection with open financial futures contracts.

(m)   Security, or a portion of security, is on loan.

o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

o     Financial futures contracts purchased as of June 30, 2006 were as follows:

      ------------------------------------------------------------------------------------------------------------------------
      Number of                                                  Expiration             Face                     Unrealized
      Contracts                       Issue                         Date                Value                   Depreciation
      ------------------------------------------------------------------------------------------------------------------------
         144               5-Year U.S. Treasury Bond          September 2006         $14,948,238                   $(57,738)
      ------------------------------------------------------------------------------------------------------------------------

o     Financial futures contracts sold as of June 30, 2006 were as follows:

      ------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Unrealized
      Number of                                                  Expiration             Face                    Appreciation
      Contracts                      Issue                          Date                Value                  (Depreciation)
      ------------------------------------------------------------------------------------------------------------------------
          81               2-Year U.S. Treasury Bond          September 2006        $16,480,716                  $ 55,435
         237              10-Year U.S. Treasury Bond          September 2006        $24,791,747                   (59,925)
         103              30-Year U.S. Treasury Bond          September 2006        $10,985,717                       123
      ------------------------------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation--Net .....................................................................   $ (4,367)
                                                                                                                 ========
      ------------------------------------------------------------------------------------------------------------------------

o     Swap contracts outstanding as of June 30, 2006 were as follows:

      ------------------------------------------------------------------------------------------------------------------------
                                                                                              Notional           Unrealized
                                                                                               Amount           Appreciation
      ------------------------------------------------------------------------------------------------------------------------
      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers U.S. Treasury Index and pay a floating rate based on 1-month LIBOR minus 0.13%

      Broker, Lehman Brothers Special Finance
      Expires August 2006                                                                   $12,300,000                  --

      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month LIBOR minus 0.025%

      Broker, UBS Warburg
      Expires September 2006                                                                $19,500,000                  --

      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month LIBOR minus 0.025%

      Broker, UBS Warburg
      Expires September 2006                                                                $19,950,000                  --

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                                                                                              Unrealized
                                                                                       Notional              Appreciation
                                                                                        Amount              (Depreciation)
---------------------------------------------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers U.S. Agency Index and pay a floating rate based on 1-month LIBOR minus 0.05%

Broker, Lehman Brothers Special Finance
Expires October 2006                                                                  $ 8,250,000                  --

Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month LIBOR minus 0.035%

Broker, UBS Warburg
Expires October 2006                                                                  $12,600,000                  --

Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers U.S. Treasury Index and pay a floating rate based on 1-month LIBOR minus 0.12%

Broker, Lehman Brothers Special Finance
Expires November 2006                                                                 $15,100,000                  --

Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers U.S. Treasury Index and pay a floating rate based on 1-month LIBOR minus 0.13%

Broker, Lehman Brothers Special Finance
Expires January 2007                                                                  $ 9,200,000                  --

Bought credit default protection on Aon Corp. and pay 0.37%

Broker, Morgan Stanley Capital Services, Inc.
Expires January 2007                                                                  $   560,000           $    (813)

Pay a fixed rate of 2.8025% and receive a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase Bank
Expires January 2007                                                                  $   560,000               4,469

Receive a fixed rate of 5.3225% and pay a floating rate based on 3-month LIBOR

Broker, Lehman Brothers Special Finance
Expires April 2007                                                                    $83,000,000            (190,153)

Receive a fixed rate of 4.095% and pay a floating rate based on 3-month LIBOR

Broker, Citibank, N.A.
Expires September 2007                                                                $28,000,000            (204,503)

Receive a fixed rate of 3.401% and pay 3.875% on Treasury Inflation Protected
Securities (TIPS) adjusted principal

Broker, JPMorgan Chase Bank
Expires January 2009                                                                  $ 1,694,000             (58,475)

Sold credit default protection on Raytheon Co. and receive 0.73%

Broker, JPMorgan Chase Bank
Expires March 2009                                                                    $   325,000               4,923

Bought credit default protection on Boeing Capital Corp. and pay 0.48%

Broker, JPMorgan Chase Bank
Expires March 2009                                                                    $   325,000              (3,203)

Sold credit default protection on Nextel Communications, Inc. Class A and receive 1.72%

Broker, JPMorgan Chase Bank
Expires September 2009                                                                $   670,000              31,856

Sold credit default protection on Dow Jones CDX North America Investment
Grade Index Series 2 and receive 0.60%

Broker, JPMorgan Chase Bank
Expires September 2009                                                                $ 1,984,000              18,017

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                                                                                           Unrealized
                                                                                       Notional           Appreciation
                                                                                        Amount           (Depreciation)
----------------------------------------------------------------------------------------------------------------------------
Sold credit default protection on Dow Jones CDX North America
Investment Grade Index Series 2 and receive 0.60%

Broker, UBS Warburg
Expires September 2009                                                                $ 1,984,000           $ 18,247

Bought credit default protection on Hewlett-Packard Co. and pay 0.31%

Broker, Lehman Brothers Special Finance
Expires December 2009                                                                 $   700,000             (3,893)

Bought credit default protection on Petroleos Mexicanos and pay 1.09%

Broker, Lehman Brothers Special Finance
Expires December 2009                                                                 $ 1,420,000            (10,110)

Sold credit default protection on Mexico Government International
Bond and receive 0.92%

Broker, Lehman Brothers Special Finance
Expires December 2009                                                                 $ 1,420,000             15,842

Bought credit default protection on Morgan Stanley and pay 0.47%

Broker, HSBC Bank USA
Expires June 2010                                                                     $   340,000             (3,020)

Bought credit default protection on Valero Energy Corp. and pay 1.03%

Broker, Deutsche Bank AG
Expires June 2010                                                                     $   340,000             (9,377)

Bought credit default protection on Devon Energy Corp. and pay 0.48%

Broker, Deutsche Bank AG
Expires June 2010                                                                     $   685,000             (4,769)

Sold credit default protection on BellSouth Corp. and receive 0.26%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                     $   325,000                983

Bought credit default protection on Devon Energy Corp. and pay 0.50%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                     $   685,000             (5,259)

Bought credit default protection on Valero Energy Corp. and pay 1.00%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                     $   340,000             (9,376)

Bought credit default protection on Goldman Sachs Group, Inc. and pay 0.45%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                     $   325,000             (2,770)

Bought credit default protection on JPMorgan Chase & Co. and pay 0.44%

Broker, Morgan Stanley Capital Services, Inc.
Expires June 2010                                                                     $   325,000             (3,449)

Sold credit default protection on Wells Fargo & Co. and receive 0.195%

Broker, Deutsche Bank AG
Expires June 2010                                                                     $   325,000              1,272

Sold credit default protection on Dow Jones CDX North America
Investment Grade Index Series 4 and receive 0.40%

Broker, Lehman Brothers Special Finance
Expires June 2010                                                                     $ 3,365,000             17,132

Sold credit default protection on CSX Corp. and receive 0.34%

Broker, JPMorgan Chase Bank
Expires December 2010                                                                 $   670,000              2,145

Bought credit default protection on Sara Lee Corp. and pay 0.57%

Broker, Lehman Brothers Special Finance
Expires December 2010                                                                 $   670,000             (2,943)

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                                                                                           Unrealized
                                                                                       Notional           Appreciation
                                                                                        Amount           (Depreciation)
----------------------------------------------------------------------------------------------------------------------------
Bought credit default protection on Brunswick Corp. and pay 0.60%

Broker, JPMorgan Chase Bank
Expires December 2010                                                                 $   665,000           $ (4,610)

Bought credit default protection on ConAgra Foods, Inc. and pay 0.57%

Broker, Lehman Brothers Special Finance
Expires December 2010                                                                 $   670,000             (6,559)

Bought credit default protection on HJ Heinz Co. and pay 0.37%

Broker, UBS Warburg
Expires December 2010                                                                 $   670,000             (2,504)

Bought credit default protection on CVS Corp. and pay 0.48%

Broker, Morgan Stanley Capital Services, Inc.
Expires December 2010                                                                 $   665,000             (6,067)

Bought credit default protection on RadioShack Corp. and pay 1.16%

Broker, UBS Warburg
Expires December 2010                                                                 $   665,000             (2,893)

Sold credit default protection on Goodrich Corp. and receive 0.44%

Broker, UBS Warburg
Expires December 2010                                                                 $   670,000              3,083

Bought credit default protection on Kohl's Corp. and pay 0.39%

Broker, Morgan Stanley Capital Services, Inc.
Expires December 2010                                                                 $   665,000             (3,501)

Bought credit default protection on Campbell Soup Co. and pay 0.26%

Broker, UBS Warburg
Expires December 2010                                                                 $   670,000             (2,785)

Bought credit default protection on TJX Cos., Inc. and pay 0.57%

Broker, Morgan Stanley Capital Services, Inc.
Expires December 2010                                                                 $   665,000            (10,462)

Bought credit default protection on Limited Brands, Inc. and pay 1.065%

Broker, UBS Warburg
Expires December 2010                                                                 $   665,000            (15,248)

Sold credit default protection on Lehman Brothers Holdings, Inc. and receive 0.271%

Broker, UBS Warburg
Expires December 2010                                                                 $   670,000              1,238

Sold credit default protection on Dow Jones CDX North America
Investment Grade Index Series 5 and receive 0.45%

Broker, Deutsche Bank AG
Expires December 2010                                                                 $ 3,520,000              5,837

Bought credit default protection on Dow Jones CDX North America
Investment Grade Index Series 5 and pay 0.55%

Broker, Lehman Brothers Special Finance
Expires December 2010                                                                 $ 3,365,000            (15,567)

Bought credit default protection on Dow Jones CDX North America
Investment Grade Index Series 5 and pay 0.45%

Broker, JPMorgan Chase Bank
Expires December 2010                                                                 $ 1,600,000             (5,711)

Sold credit default protection on Dow Jones CDX North America Investment Grade
Index Series 5 and receive 0.45%

Broker, Lehman Brothers Special Finance
Expires December 2010                                                                 $ 3,320,000              6,950


--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Concluded)        (in U.S. dollars)
================================================================================

                                                                                                           Unrealized
                                                                                       Notional           Appreciation
                                                                                        Amount           (Depreciation)
----------------------------------------------------------------------------------------------------------------------------

Sold credit default protection on Dow Jones CDX North America
Investment Grade High Volatility Index Series 5 and receive 0.85%

Broker, JPMorgan Chase Bank
Expires December 2010                                                                 $ 1,660,000           $ 17,441

Receive a fixed rate of 4.17% and pay 3.50% on Treasury Inflation
Protected Securities (TIPS) adjusted principal

Broker, Morgan Stanley Capital Services, Inc.
Expires January 2011                                                                  $ 1,450,000            (85,580)

Bought credit default protection on Kohl's Corp. and pay 0.43%

Broker, Lehman Brothers Special Finance
Expires March 2011                                                                    $   700,000             (4,574)

Bought credit default protection on Campbell Soup Co. and pay 0.25%

Broker, Lehman Brothers Special Finance
Expires March 2011                                                                    $   700,000             (2,498)

Bought credit default protection on Sara Lee Corp. and pay 0.604%

Broker, JPMorgan Chase Bank
Expires March 2011                                                                    $   700,000             (3,457)

Bought credit default protection on Limited Brands, Inc. and pay 0.73%

Broker, Lehman Brothers Special Finance
Expires March 2011                                                                    $   700,000             (6,337)

Sold credit default protection on Federated Department Stores, Inc.
and receive 0.38%

Broker, JPMorgan Chase Bank
Expires March 2011                                                                    $   705,000                 21

Bought credit default protection on Tyson Foods, Inc. and pay 1.185%

Broker, JPMorgan Chase Bank
Expires June 2011                                                                     $   745,000             (4,540)

Bought credit default protection on Computer Sciences Corp. and pay 0.88%

Broker, Morgan Stanley Capital Services, Inc.
Expires June 2011                                                                     $   695,000            (14,514)

Sold credit default protection on Dow Jones CDX North America
Investment Grade Index Series 6 and receive 0.40%

Broker, JPMorgan Chase Bank
Expires June 2011                                                                     $ 6,660,000             12,485

Receive a floating rate based on 1-month LIBOR plus 0.47%, which is capped at a fixed coupon of 6.0%, and pay a floating rate based on 1-month LIBOR

Broker, Credit Suisse First Boston
Expires June 2011                                                                     $15,000,000            (87,552)

----------------------------------------------------------------------------------------------------------------------------
Total .............................................................................                        $(635,131)
                                                                                                           =========
----------------------------------------------------------------------------------------------------------------------------

o   Currency Abbreviations:

           EUR    Euro
           USD    U.S. Dollar

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Portfolio Information as of June 30, 2006
================================================================================



                                                                  Percent of
                                                                     Total
Asset Mix                                                         Investments
--------------------------------------------------------------------------------
Corporate Bonds ................................................     18.3%
U.S. Government & Agency Obligations ...........................     18.2
Asset-Backed Securities ........................................     17.2
Non-Government Agency Mortgage-Backed Securities ...............     10.6
Government Agency Mortgage-Backed Securities ...................      9.9
Foreign Government Obligations .................................      1.7
Preferred Securities ...........................................      1.0
Municipal Bonds ................................................      0.2
Other* .........................................................     22.9
--------------------------------------------------------------------------------

*     Includes portfolio holdings in short-term investments and options.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Portfolio Information as of June 30, 2006                      (in U.S. dollars)
================================================================================


       Face
      Amount                            Asset-Backed Securities+                      Value
---------------------------------------------------------------------------------------------
                  ACE Securities Corp. (b):
USD   96,042        Series 2003-OP1 Class A2, 5.683% due 12/25/2033 .............  $   96,107
     450,000        Series 2005-ASP1 Class M1, 6.003% due 9/25/2035 .............     453,596
   1,150,000        Series 2005-HE6 Class A2B, 5.523% due 10/25/2035 ............   1,150,539
      65,728      Aegis Asset Backed Securities Trust Series 2004-1 Class A,
                    5.673% due 4/25/2034 (b) ....................................      65,747
                  Ameriquest Mortgage Securities, Inc. (b):
     450,000        Series 2003-7 Class M1, 6.173% due 8/25/2033 ................     454,851
     350,000        Series 2004-R1 Class M2, 5.903% due 2/25/2034 ...............     351,458
     299,383      Argent Securities, Inc. Series 2004-W11 Class A3,
                    5.683% due 11/25/2034 (b) ...................................     299,581
                  Bear Stearns Asset Backed Securities, Inc. (b):
     263,461        Series 2004-HE9 Class 1A2, 5.693% due 3/25/2032 .............     263,704
     683,197        Series 2005-4 Class A, 5.653% due 1/25/2036 .................     683,479
   1,150,000        Series 2005-HE10 Class A2, 5.613% due 8/25/2035 .............   1,153,547
     450,000        Series 2005-SD1 Class 1A2, 5.623% due 7/25/2027 .............     451,222
     320,000      Buckingham CDO Ltd. Series 2005-2A Class E,
                    8.334% due 4/05/2041 (a)(b) .................................     319,680
      19,551      CIT Equipment Collateral Series 2003-VT1 Class A3A,
                    5.397% due 4/20/2007 (b) ....................................      19,551
                  California Infrastructure Series 1997-1:
      22,420        PG&E-1 Class A7, 6.42% due 9/25/2008 ........................      22,471
      24,889        SCE-1 Class A6, 6.38% due 9/25/2008 .........................      24,944
      58,904      Capital Auto Receivables Asset Trust Series 2003-2 Class B,
                    5.479% due 1/15/2009 (b) ....................................      58,926
                  Countrywide Asset Backed Certificates (b):
     500,000        Series 2003-2 Class M1, 6.023% due 6/26/2033 ................     501,082
      36,710        Series 2003-BC3 Class A2, 5.633% due 9/25/2033 ..............      36,749
     235,497        Series 2004-5 Class A, 5.773% due 10/25/2034 ................     237,365
     400,000        Series 2004-5 Class M2, 5.993% due 7/25/2034 ................     403,360
     550,000        Series 2004-13 Class AF4, 4.583% due 1/25/2033 ..............     542,260
     550,000        Series 2004-13 Class MF1, 5.071% due 12/25/2034 .............     534,787
     450,000      Credit-Based Asset Servicing and Securitization Series
                    2005-CB2 Class AV2, 5.523% due 4/25/2036 (b) ................     450,199
     250,000      Duke Funding High Grade II-S/EGAM, Ltd. Series 2006-1A
                    Class D, 8.334% due 10/04/2050 (a)(b) .......................     250,000
     600,000      Equifirst Mortgage Loan Trust Series 2004-2 Class M1,
                    5.873% due 7/25/2034 (b) ....................................     603,796
                  First Franklin Mortgage Loan Asset-Backed Certificates (b):
      33,410        Series 2003-FF5 Class A2, 5.731% due 3/25/2034 ..............      33,305
     762,886        Series 2004-FF10 Class A2, 5.723% due 12/25/2032 ............     764,740
   1,006,655        Series 2005-FF10 Class A6, 5.673% due 11/25/2035 ............   1,007,554
     650,000      GE Dealer Floorplan Master Note Trust Series 2004-2
                    Class B, 5.557% due 7/20/2009(b) ............................     651,001
                  Home Equity Asset Trust (b):
     444,428        Series 2005-1 Class A2, 5.603% due 5/25/2035 ................     445,221
     283,552        Series 2005-3 Class 1A2, 5.573% due 8/25/2035 ...............     283,687
     414,631      Irwin Home Equity Series 2005-C Class 1A1,
                    5.583% due 4/25/2030 (b) ....................................     414,756
                  Long Beach Mortgage Loan Trust (b):
      78,426        Series 2002-4 Class 2A, 5.783% due 11/26/2032 ...............      78,532
      90,923        Series 2004-1 Class A3, 5.623% due 2/25/2034 ................      90,958
                  Morgan Stanley ABS Capital I, Inc. (b):
     300,000        Series 2003-NC5 Class M2, 7.323% due 4/25/2033 ..............     300,941
     122,109        Series 2004-NC1 Class A2, 5.693% due 12/27/2033 .............     122,187
      66,614        Series 2004-NC2 Class A2, 5.623% due 12/25/2033 .............      66,637
     586,917        Series 2005-HE1 Class A2MZ, 5.623% due 12/25/2034 ...........     588,223
     192,728        Series 2005-NC2 Class A1MZ, 5.573% due 3/25/2035 ............     192,827
     195,331        Series 2005-NC2 Class A2MZ, 5.573% due 3/25/2035 ............     195,432
                  New Century Home Equity Loan Trust (b):
     455,444        Series 2004-3 Class A3, 5.713% due 11/25/2034 ...............     456,093
     567,373        Series 2005-2 Class A2MZ, 5.583% due 6/25/2035 ..............     568,185
                  Option One Mortgage Loan Trust (b):
     120,069        Series 2003-4 Class A2, 5.643% due 7/25/2033 ................     120,413
     150,000        Series 2005-1 Class M5, 6.573% due 2/25/2035 ................     151,429

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Portfolio Information as of June 30, 2006 (Continued)          (in U.S. dollars)
================================================================================


       Face
      Amount                           Asset-Backed Securities+                      Value
---------------------------------------------------------------------------------------------

                  Park Place Securities, Inc. Series 2005-WCH1 (b):
USD  250,818        Class A1B, 5.623% due 1/25/2035 ............................  $   251,236
     195,190        Class A3D, 5.663% due 1/25/2035 ............................      195,516
     200,000      Popular ABS Mortgage Pass-Through Trust Series 2005-1
                    Class M2, 5.507% due 5/25/2035 .............................      192,042
     886,695      RAAC Series 2005-SP2 Class 2A, 5.623% due 6/25/2044 (b)
     887,411      Residential Asset Mortgage Products, Inc. (b):
     800,000        Series 2004-RS11 Class A2, 5.593% due 12/25/2033 ...........      801,858
     600,000        Series 2005-RS3 Class AI2, 5.493% due 3/25/2035 ............      601,397
     230,897      Residential Asset Securities Corp. Series 2003-KS5
                    Class AIIB, 5.613% due 7/25/2033 (b) .......................      231,174
     950,000      Soundview Home Equity Loan Trust Series 2005-OPT3
                    Class A4, 5.623% due 11/25/2035 (b) ........................      952,205
                  Structured Asset Investment Loan Trust (b):
     650,000        Series 2003-BC6 Class M1, 6.073% due 7/25/2033 .............      653,774
     600,000        Series 2003-BC7 Class M1, 6.073% due 7/25/2033 .............      602,762
     250,000        Series 2004-8 Class M4, 6.323% due 9/25/2034 ...............      251,620
     259,605      Structured Asset Securities Corp., Series 2004-23XS
                    Class 2A1, 4.55% due 1/25/2035 (b) .........................      254,779
     915,489      Wells Fargo Home Equity Trust Series 2004-2 Class A32,
                    5.663% due 2/25/2032 (b) ...................................      917,363
      60,190      Whole Auto Loan Trust Series 2004-1 Class D,
                    5.60% due 3/15/2011 ........................................       59,931
---------------------------------------------------------------------------------------------
                  Total Asset-Backed Securities
                  (Cost--$22,805,786)--19.7% ...................................   22,814,190
---------------------------------------------------------------------------------------------

                              U.S. Government & Agency Obligations
---------------------------------------------------------------------------------------------
                  Fannie Mae:
   2,340,000        4% due 2/28/2007 ...........................................    2,316,577
   1,070,000        7.125% due 1/15/2030 .......................................    1,278,035
     700,000      Federal Home Loan Bank System 2.75% due 11/15/2006 ...........      693,155
                  U.S. Treasury Bonds:
     140,000        7.50% due 11/15/2016 .......................................      165,594
      80,000        8.125% due 8/15/2019 .......................................      101,281
     290,000        7.25% due 8/15/2022 (c) ....................................      349,880
      60,000        6.25% due 8/15/2023 ........................................       66,173
      60,000        6.625% due 2/15/2027 .......................................       69,863
   1,854,000        5.375% due 2/15/2031 .......................................    1,886,011
                  U.S. Treasury Inflation Indexed Bonds:
     835,251        3.875% due 1/15/2009 .......................................      865,137
     723,388        3.50% due 1/15/2011 ........................................      756,647
   1,476,972        1.625% due 1/15/2015 .......................................    1,376,873
                  U.S. Treasury Notes:
   5,250,000        4% due 8/31/2007 (j) .......................................    5,175,965
      40,000        3.75% due 5/15/2008 ........................................       38,989
     540,000        4.625% due 2/29/2008 .......................................      535,085
     895,000        4.50% due 2/15/2009 ........................................      880,841
     265,000        4.875% due 5/15/2009 .......................................      263,199
      70,000        3.875% due 5/15/2010 .......................................       66,989
     130,000        3.625% due 6/15/2010 .......................................      123,231
      30,000        4.25% due 10/15/2010 .......................................       29,034
   2,780,000        4.25% due 1/15/2011 ........................................    2,684,329
      20,000        5% due 2/15/2011 ...........................................       19,951
     470,000        4.50% due 2/28/2011 ........................................      458,287
     590,000        4.875% due 4/30/2011 .......................................      583,985
   1,400,000        4.50% due 11/15/2015 .......................................    1,333,500
   1,740,000        4.50% due 2/15/2016 ........................................    1,655,446
     400,000        5.125% due 5/15/2016 .......................................      399,531
---------------------------------------------------------------------------------------------
                  Total U.S. Government & Agency Obligations
                  (Cost--$24,397,401)--20.9% ...................................   24,173,588
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Portfolio Information as of June 30, 2006 (Continued)          (in U.S. dollars)
================================================================================

                       Face
                      Amount                Government Agency Mortgage-Backed Securities+              Value
---------------------------------------------------------------------------------------------------------------
                                    Fannie Mae Guaranteed Pass-Through Certificates:
                  USD  498,236        5.00% due 7/15/2036 (d) ....................................  $   465,695
                     6,677,000        5.50% due 7/15/2036 (d) ....................................    6,412,003
                       118,137        6.00% due 2/01/2017 ........................................      118,566
                       574,359        6.00% due 9/01/2035 ........................................      566,530
                       421,354        6.50% due 8/01/2032--3/01/2033 .............................      425,073
                        67,856        7.00% due 2/01/2016 ........................................       69,608
                                    Freddie Mac Mortgage Participation Certificates:
                     4,326,074        5.00% due 7/15/2036 (d) ....................................    4,039,472
                        80,516        5.50% due 2/01/2035 ........................................       77,385
                       682,560        6.00% due 6/01/2035 ........................................      672,456
                       252,448        7.00% due 1/01/2032--9/01/2032 .............................      258,701
                        78,083      Ginnie Mae MBS Certificates, 6.50% due 6/15/2031 .............       79,165
---------------------------------------------------------------------------------------------------------------
                                    Total Government Agency Mortgage-Backed Securities
                                    (Cost--$13,367,161)--11.4% ...................................   13,184,654
---------------------------------------------------------------------------------------------------------------

                                           Non-Government Agency Mortgage-Backed Securities+
---------------------------------------------------------------------------------------------------------------
Collateralized                      Impac Secured Assets CMN Owner Trust Series 2004-3 (b):
Mortgage               555,062        Class 1A4, 5.723% due 11/25/2034 ...........................      557,727
Obligations--4.1%      500,000        Class M1, 5.923% due 11/25/2034 ............................      502,299
                       654,734      JPMorgan Mortgage Trust Series 2005-A2 Class 4A1,
                                      5.209% due 4/25/2035 (b) ...................................      628,446
                       571,175      Morgan Stanley Mortgage Loan Trust Series 2006-3AR
                                      Class 2A3, 5.912% due 3/25/2036 (b) ........................      569,394
                       611,039      RMAC Plc Series 2003-NS2A Class A2C,
                                      5.70% due 9/12/2035 (b) ....................................      612,584
                       968,961      Residential Accredit Loans, Inc. Series 2005-QS12 Class A8,
                                      5.50% due 8/25/2035 (b) ....................................      969,712
                                    Structured Asset Securities Corp. (b):
                       216,373        Series 2005-GEL2 Class A, 5.603% due 4/25/2035 .............      216,489
                       445,953        Series 2005-OPT1 Class A4M, 5.673% due 11/25/2035 ..........      446,176
                       249,491      Washington Mutual Series 2005-AR2 Class B4,
                                      6.223% due 1/25/2045 (b) ...................................      248,673
                                                                                                     ----------
                                                                                                      4,751,500
---------------------------------------------------------------------------------------------------------------
Commercial           1,300,000      Banc of America Commercial Mortgage, Inc. Series 2006-2
Mortgage-Backed                       Class A4, 5.741% due 5/10/2045 (b) .........................    1,292,417
Securities--8.0%       693,055      Banc of America Large Loan Series 2003-BBA2 Class A3,
                                      5.519% due 11/15/2015 (b) ..................................      693,562
                       300,000      Bear Stearns Commercial Mortgage Security Series 2002-FL1A
                                      Class D, 5.796% due 8/03/2014 (b) ..........................      300,000
                     1,500,000      Credit Suisse Mortgage Capital Certificates Series 2006-C3
                                      Class A3,5.828% due 6/15/2038 (b) ..........................    1,499,700
                       700,000      GS Mortgage Securities Corp. II Series 2006-GG6 Class A2,
                                      5.506% due 4/10/2038 (b) ...................................      693,019
                                    Greenwich Capital Commercial Funding Corp.:
                       900,000        Series 2004-GG1 Class A4, 4.755% due 6/10/2036 .............      867,641
                       800,000        Series 2006-GG7 Class A4, 6.11% due 6/10/2016 ..............      800,930
                                    JPMorgan Chase Commercial Mortgage Securities Corp. (b):
                     1,450,000        Series 2006-CB15 Class A4, 5.814% due 6/12/2043 ............    1,438,966
                     1,200,000        Series 2006-LDP7 Class A4, 5.876% due 4/15/2045 ............    1,198,200
                       600,000      LB-UBS Commercial Mortgage Trust Series 2005-C3 Class A5,
                                      4.739% due 7/15/2030 .......................................      553,431
                         8,415      NationsLink Funding Corp. Series 1999-2 Class A3,
                                      7.181% due 6/20/2031 .......................................        8,407
                                                                                                     ----------
                                                                                                      9,346,273
---------------------------------------------------------------------------------------------------------------
                                    Total Non-Government Agency Mortgage-Backed Securities
                                    (Cost--$14,258,689)--12.1% ...................................   14,097,773
---------------------------------------------------------------------------------------------------------------

Industry                                                     Corporate Bonds
---------------------------------------------------------------------------------------------------------------
Aerospace &            400,000      Goodrich Corp., 6.29% due 7/01/2016 (a) ......................      397,635
Defense--0.8%          155,000      Honeywell International, Inc., 5.70% due 3/15/2036 ...........      144,921
                       370,000      Raytheon Co., 8.30% due 3/01/2010 ............................      399,471
                                                                                                     ----------
                                                                                                        942,027
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Portfolio Information as of June 30, 2006 (Continued)          (in U.S. dollars)
================================================================================

                       Face
Industry              Amount                                 Corporate Bonds                           Value
---------------------------------------------------------------------------------------------------------------
Airlines--0.4%    USD  122,817      American Airlines, Inc. Series 2003-1, 3.857% due 1/09/2012 .... $  116,061
                       140,000      Continental Airlines, Inc. Series 2002-1, 6.563% due 8/15/2013 .    142,490
                       190,000      Southwest Airlines Co., 7.875% due 9/01/2007 ...................    194,042
                                                                                                     ----------
                                                                                                        452,593
---------------------------------------------------------------------------------------------------------------
Beverages--0.2%                     Anheuser-Busch Cos., Inc.:
                        80,000        5.95% due 1/15/2033 ..........................................     77,512
                       130,000        5.75% due 4/01/2036 ..........................................    121,912
                                                                                                     ----------
                                                                                                        199,424
---------------------------------------------------------------------------------------------------------------
Capital                320,000      Credit Suisse First Boston USA, Inc., 4.70% due 6/01/2009 ......    311,507
Markets--1.8%          190,000      FBG Finance Ltd., 5.875% due 6/15/2035 (a) .....................    166,176
                                    Goldman Sachs Group, Inc.:
                       575,000        5.70% due 9/01/2012 ..........................................    569,417
                       300,000        5.25% due 10/15/2013 .........................................    287,454
                       180,000      Jefferies Group, Inc., 6.25% due 1/15/2036 .....................    164,278
                        60,000      Mellon Funding Corp., 6.40% due 5/14/2011 ......................     61,465
                       295,000      Morgan Stanley, 5.30% due 3/01/2013 ............................    285,340
                       250,000      State Street Bank & Trust Co., 5.30% due 1/15/2016 .............    239,040
                                                                                                     ----------
                                                                                                      2,084,677
---------------------------------------------------------------------------------------------------------------
Commercial              95,000      Bank One Corp., 8% due 4/29/2027 ...............................    111,361
Banks--1.1%            290,000      Barclays Bank Plc, 8.55% (a)(h) ................................    319,784
                       220,000      Corporacion Andina de Fomento, 6.875% due 3/15/2012 ............    230,120
                       105,000      Hudson United Bancorp, 8.20% due 9/15/2006 .....................    105,448
                                    PNC Funding Corp.:
                       185,000        6.125% due 2/15/2009 .........................................    186,903
                       100,000        5.25% due 11/15/2015 .........................................     94,723
                       190,000      Shinsei Finance II (Cayman) Ltd., 7.16% (a)(b)(h) ..............    180,652
                                                                                                     ----------
                                                                                                      1,228,991
---------------------------------------------------------------------------------------------------------------
Communications         265,000      Cisco Systems, Inc., 5.50% due 2/22/2016 .......................    254,460
Equipment--0.3%         70,000      Harris Corp., 5% due 10/01/2015 ................................     64,107
                                                                                                     ----------
                                                                                                        318,567
---------------------------------------------------------------------------------------------------------------
Computers &            170,000      International Business Machines Corp.,
Peripherals--0.1%                   5.875% due 11/29/2032 ..........................................    162,642
---------------------------------------------------------------------------------------------------------------
Consumer                            HSBC Finance Corp.:
Finance--0.3%          200,000        6.50% due 11/15/2008 .........................................    203,534
                       180,000        5.875% due 2/01/2009 .........................................    181,107
                                                                                                     ----------
                                                                                                        384,641
---------------------------------------------------------------------------------------------------------------
Diversified            225,000      Bank of America Corp., 4.875% due 9/15/2012 ....................    214,372
Financial              130,000      CIT Group, Inc., 6% due 4/01/2036 ..............................    119,131
Services--3.8%                      Citigroup, Inc.:
                       430,000        5.625% due 8/27/2012 .........................................    424,848
                       205,000        5.85% due 12/11/2034 .........................................    193,114
                       355,000      General Electric Capital Corp., 6.75% due 3/15/2032 ............    378,936
                                    JPMorgan Chase & Co.:
                       290,000        5.75% due 1/02/2013 ..........................................    287,063
                       230,000        4.75% due 3/01/2015 ..........................................    210,796
                       125,000        4.891% due 9/01/2015 (b) .....................................    120,360
                     1,000,000      Links Finance Corp. Series 55, 5.579% due 9/15/2010 (b) ........    998,318
                                    Sigma Finance Corp. (b)(g):
                     1,000,000        7.67% due 8/15/2011 ..........................................  1,000,000
                       500,000        5.499% due 3/31/2014 .........................................    500,972
                                                                                                     ----------
                                                                                                      4,447,910
---------------------------------------------------------------------------------------------------------------
Diversified            140,000      BellSouth Corp., 6% due 11/15/2034 .............................    124,407
Telecommunication      125,000      Deutsche Telekom International Finance BV,
Services--1.0%                        8.25% due 6/15/2030 ..........................................    144,319
                       270,000      GTE Corp., 6.84% due 4/15/2018 .................................    274,790
                       230,000      SBC Communications, Inc., 6.45% due 6/15/2034 ..................    218,629
                       235,000      TELUS Corp., 7.50% due 6/01/2007 ...............................    238,439
                       170,000      Telecom Italia Capital SA, 6% due 9/30/2034 ....................    146,781
                                                                                                     ----------
                                                                                                      1,147,365
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Portfolio Information as of June 30, 2006 (Continued)          (in U.S. dollars)
================================================================================

                       Face
Industry              Amount                                Corporate Bonds                            Value
---------------------------------------------------------------------------------------------------------------
Electric          USD  260,000      AEP Texas Central Co. Series D, 5.50% due 2/15/2013 ...........  $  250,930
Utilities--1.3%                     Florida Power & Light Co.:
                       125,000        5.40% due 9/01/2035 .........................................     110,831
                       120,000        5.65% due 2/01/2037 .........................................     110,244
                        70,000      Jersey Central Power & Light, 6.40% due 5/15/2036 (a) .........      68,903
                       140,000      Nevada Power Co., 6.65% due 4/01/2036 (a) .....................     132,237
                       148,000      Progress Energy, Inc., 5.625% due 1/15/2016 ...................     141,442
                       200,000      SPI Electricity & Gas Australia Holdings Pty Ltd.,
                                      6.15% due 11/15/2013 (a) ....................................     198,944
                       190,000      Sierra Pacific Power Co., 6% due 5/15/2016 (a) ................     180,641
                       180,000      Southern California Edison Co., 5.625% due 2/01/2036 ..........     162,257
                       140,000      Westar Energy, Inc., 6% due 7/01/2014 .........................     138,611
                                                                                                     ----------
                                                                                                      1,495,040
---------------------------------------------------------------------------------------------------------------
Energy Equipment       125,000      Weatherford International Ltd., 5.50% due 2/15/2016 ...........     119,249
& Services--0.1%
---------------------------------------------------------------------------------------------------------------
Food & Staples         170,000      Wal-Mart Stores, Inc., 5.25% due 9/01/2035 ....................     148,330
Retailing--0.1%
---------------------------------------------------------------------------------------------------------------
Food Products--0.2%    190,000      Tyson Foods, Inc., 6.60% due 4/01/2016 ........................     185,718
---------------------------------------------------------------------------------------------------------------
Health Care            130,000      UnitedHealth Group, Inc., 5.80% due 3/15/2036 .................     116,362
Providers              190,000      WellPoint, Inc., 5.85% due 1/15/2036 ..........................     169,780
& Services--0.3%                                                                                     ----------
                                                                                                        286,142
---------------------------------------------------------------------------------------------------------------
Hotels, Restaurants    130,000      Harrah's Operating Co., Inc., 5.625% due 6/01/2015 ............     120,240
& Leisure--0.3%        265,000      Royal Caribbean Cruises Ltd., 7% due 6/15/2013 ................     262,596
                                                                                                     ----------
                                                                                                        382,836
---------------------------------------------------------------------------------------------------------------
Household               15,000      KB HOME, 5.875% due 1/15/2015 .................................      13,083
Durables--0.0%
---------------------------------------------------------------------------------------------------------------
Industrial             195,000      Hutchison Whampoa International Ltd.,
Conglomerates--0.2%                   7.45% due 11/24/2033 (a) ....................................     206,127
---------------------------------------------------------------------------------------------------------------
Insurance--1.3%        195,000      American International Group, Inc., 6.25% due 5/01/2036 (a) ...     186,893
                       245,000      Fund American Cos., Inc., 5.875% due 5/15/2013 ................     235,077
                       390,000      Montpelier Re Holdings Ltd., 6.125% due 8/15/2013 .............     361,940
                       280,000      NLV Financial Corp., 7.50% due 8/15/2033 (a) ..................     284,501
                        70,000      Prudential Financial, Inc., 4.104% due 11/15/2006 .............      69,653
                       340,000      Prudential Holdings LLC, 8.695% due 12/18/2023 (a) ............     403,662
                                                                                                     ----------
                                                                                                      1,541,726
---------------------------------------------------------------------------------------------------------------
Media--1.0%            125,000      Clear Channel Communications, Inc., 5.50% due 9/15/2014 .......     113,163
                       135,000      Cox Communications, Inc., 7.125% due 10/01/2012 ...............     139,634
                       125,000      Media General, Inc., 6.95% due 9/01/2006 ......................     125,104
                                    News America, Inc.:
                       200,000        6.40% due 12/15/2035 ........................................     184,981
                       120,000        6.75% due 1/09/2038 .........................................     121,771
                       405,000      Time Warner Companies, Inc., 9.125% due 1/15/2013 .............     463,131
                                                                                                     ----------
                                                                                                      1,147,784
---------------------------------------------------------------------------------------------------------------
Metals & Mining--0.3%  125,000      Alcan, Inc., 5.75% due 6/01/2035 ..............................     112,094
                       265,000      Vale Overseas Ltd., 6.25% due 1/11/2016 .......................     252,413
                                                                                                     ----------
                                                                                                        364,507
---------------------------------------------------------------------------------------------------------------
Multi-Utilities--0.3%  115,000      Consolidated Edison Co. of New York, 5.85% due 3/15/2036 ......     106,928
                       130,000      Puget Energy, Inc., 5.483% due 6/01/2035 ......................     111,372
                        90,000      Xcel Energy, Inc., 6.50% due 7/01/2036 ........................      88,266
                                                                                                     ----------
                                                                                                        306,566
---------------------------------------------------------------------------------------------------------------
Office                 410,000      Xerox Corp., 6.40% due 3/15/2016 ..............................     386,938
Electronics--0.3%
---------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable  145,000      Consolidated Natural Gas Co., 5% due 12/01/2014 ...............     133,380
Fuels--2.3%            175,000      Enterprise Products Operating LP Series B,
                                      5.75% due 3/01/2035 .........................................     148,462
                       215,000      Kern River Funding Corp., 4.893% due 4/30/2018 (a) ............     202,298
                       135,000      Motiva Enterprises LLC, 5.20% due 9/15/2012 (a) ...............     131,298
                       240,000      Northwest Pipeline Corp., 7% due 6/15/2016 (a) ................     238,500
                       750,000      Pemex Project Funding Master Trust,
                                      6.629% due 6/15/2010 (a)(b) ................................      765,750
                       185,000      Petro-Canada, 5.95% due 5/15/2035 ............................      169,139
                       150,000      Talisman Energy, Inc., 5.85% due 2/01/2037 ...................      132,288
                        80,000      Texaco Capital, Inc., 8.625% due 6/30/2010 ...................       88,743
                       460,000      Ultramar Diamond Shamrock Corp., 6.75% due 10/15/2037 ........      468,540
                       160,000      XTO Energy, Inc., 6.10% due 4/01/2036 ........................      144,825
                                                                                                     ----------
                                                                                                      2,623,223
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Portfolio Information as of June 30, 2006 (Continued)          (in U.S. dollars)
================================================================================

                       Face
Industry              Amount                                 Corporate Bonds                           Value
---------------------------------------------------------------------------------------------------------------
Paper & Forest    USD  275,000      Celulosa Arauco y Constitucion SA, 8.625% due 8/15/2010 .......  $  299,350
Products--0.3%
---------------------------------------------------------------------------------------------------------------
Pharmaceuticals--      190,000      Wyeth, 6% due 2/15/2036 .......................................     177,098
0.2%
---------------------------------------------------------------------------------------------------------------
Real Estate                         Developers Diversified Realty Corp.:
Investment Trusts      120,000        5.375% due 10/15/2012 .......................................     115,320
(REITs)--0.5%           90,000        5.50% due 5/01/2015 .........................................      84,740
                       165,000      Nationwide Health Properties, Inc., 6.59% due 7/07/2038 .......     164,243
                       240,000      Westfield Capital Corp. Ltd., 5.125% due 11/15/2014 (a) .......     225,000
                                                                                                     ----------
                                                                                                        589,303
---------------------------------------------------------------------------------------------------------------
Road & Rail--0.6%      415,000      BNSF Funding Trust I, 6.613% due 12/15/2055 (b) ...............     389,561
                                    Canadian National Railway Co.:
                        95,000        6.90% due 7/15/2028 .........................................     102,581
                       100,000        6.20% due 6/01/2036 .........................................      99,736
                       140,000      Norfolk Southern Corp., 7.05% due 5/01/2037 ...................     152,986
                                                                                                     ----------
                                                                                                        744,864
---------------------------------------------------------------------------------------------------------------
Semiconductors &       800,000      International Rectifier Corp., 4.25% due 7/15/2007 (f) ........     786,000
Semiconductor
Equipment--0.7%
---------------------------------------------------------------------------------------------------------------
Software--0.2%         280,000      Oracle Corp. and Ozark Holding, Inc., 5.25% due 1/15/2016 .....     262,223
---------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage     235,000      Countrywide Financial Corp., 6.25% due 5/15/2016 ..............     230,332
Finance--0.4%          270,000      Washington Mutual Bank, 6.75% due 5/20/2036 ...................     269,280
                                                                                                     ----------
                                                                                                        499,612
---------------------------------------------------------------------------------------------------------------
Wireless               137,000      AT&T Wireless Services, Inc., 8.75% due 3/01/2031 .............     167,965
Telecommunication      125,000      Sprint Capital Corp., 8.75% due 3/15/2032 .....................     150,738
Services--0.3%                                                                                       ----------
                                                                                                        318,703
---------------------------------------------------------------------------------------------------------------
                                    Total Corporate Bonds
                                    (Cost--$25,215,646)--21.0% ....................................  24,253,259
---------------------------------------------------------------------------------------------------------------
                                                      Foreign Government Obligations
---------------------------------------------------------------------------------------------------------------
                  EUR1,200,000      Bundesobligation Series 143, 3.50% due 10/10/2008 .............   1,529,765
                                    Mexico Government International Bond:
                  USD  405,000        9.875% due 2/01/2010 ........................................     455,625
                       130,000        6.375% due 1/16/2013 ........................................     130,325
                       115,000        5.875% due 1/15/2014 ........................................     111,550
---------------------------------------------------------------------------------------------------------------
                                    Total Foreign Government Obligations
                                    (Cost--$2,165,237)--1.9% ......................................   2,227,265
---------------------------------------------------------------------------------------------------------------

                                                          Preferred Securities
---------------------------------------------------------------------------------------------------------------

                                                            Capital Trusts
---------------------------------------------------------------------------------------------------------------
Commercial             150,000      BAC Capital Trust VI, 5.625% due 3/08/2035 ....................     128,543
Banks--0.5%            300,000      HSBC Finance Capital Trust IX, 5.911% due 11/30/2035 (b) ......     286,295
                       190,000      MUFG Capital Finance 1 Ltd., 6.346% (b)(h) ....................     183,272
                                                                                                     ----------
                                                                                                        598,110
---------------------------------------------------------------------------------------------------------------
Electric               125,000      Alabama Power Capital Trust V, 5.50% due 10/01/2042 (b) .......     122,858
Utilities--0.1%
---------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable               Pemex Project Funding Master Trust
Fuels--0.2%            150,000        7.375% due 12/15/2014 .......................................     154,800
---------------------------------------------------------------------------------------------------------------
                                    Total Capital Trusts
                                    (Cost--$920,688)--0.8% ........................................     875,768
---------------------------------------------------------------------------------------------------------------

                        Shares
                         Held                            Preferred Stocks
---------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage       9,000      Fannie Mae, 7% ................................................     483,188
Finance--0.4%
---------------------------------------------------------------------------------------------------------------
                                    Total Preferred Stocks
                                    (Cost--$500,625)--0.4% ........................................     483,188
---------------------------------------------------------------------------------------------------------------
                                    Total Preferred Securities
                                    (Cost--$1,421,313)--1.2% ......................................   1,358,956
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                       Face
State                 Amount                                 Municipal Bonds                          Value
---------------------------------------------------------------------------------------------------------------
Texas--0.2%       USD  280,000      Dallas, Texas, General Obligation, Series C,
                                      5.25% due 2/15/2024 ........................................ $    278,835
---------------------------------------------------------------------------------------------------------------
                                    Total Municipal Bonds
                                    (Cost--$280,000)--0.2% .......................................      278,835
---------------------------------------------------------------------------------------------------------------

                                                           Short-Term Securities
---------------------------------------------------------------------------------------------------------------
U.S. Government     25,300,000      Federal Home Loan Bank, 4.75% due 7/03/2006 ..................   25,300,000
Agency
Obligations**--21.8%
---------------------------------------------------------------------------------------------------------------

                    Beneficial
                     Interest
---------------------------------------------------------------------------------------------------------------
                  USD5,100,000      Merrill Lynch Liquidity Series, LLC Money Market Series,
                                      5.22% (e)(i)(k) ............................................    5,100,000
---------------------------------------------------------------------------------------------------------------
                                    Total Short-Term Securities (Cost--$30,400,000)--26.2% .......   30,400,000
---------------------------------------------------------------------------------------------------------------

                    Number of
                    Contracts                               Options Purchased
---------------------------------------------------------------------------------------------------------------
Call Options                55      U.S. Treasury Bonds, expiring August 2006 at USD 106 .........       14,609
Purchased--0.0%
---------------------------------------------------------------------------------------------------------------
                                    Total Options Purchased (Premiums Paid--$28,531)--0.0% .......       14,609
---------------------------------------------------------------------------------------------------------------
                                    Total Investments (Cost--$134,339,764)--114.6% ...............  132,803,129
---------------------------------------------------------------------------------------------------------------

                                                             Options Written
---------------------------------------------------------------------------------------------------------------
Put Options Written--0.0%   55      U.S. Treasury Bonds, expiring August 2006 at USD 104 .........      (19,766)
---------------------------------------------------------------------------------------------------------------
                                    Total Options Written (Premiums Received--$28,188)--(0.0%) ...      (19,766)
---------------------------------------------------------------------------------------------------------------
                                    Total Investments, Net of Options Written
                                    (Cost--$134,311,576*)--114.6% ................................  132,783,363
                                    Liabilities in Excess of Other Assets--(14.6%) ...............  (16,892,536)
                                                                                                   ------------
                                    Net Assets--100.0% ........................................... $115,890,827
                                                                                                   ============

  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2006, as computed for federal income tax purposes, were as follows:
      Aggregate cost ............................................  $134,529,537
                                                                   ============
      Gross unrealized appreciation .............................  $    229,865
      Gross unrealized depreciation .............................    (1,976,039)
                                                                   ------------
      Net unrealized depreciation ...............................  $ (1,746,174)
                                                                   ============

 ** Certain U.S. Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase.

  + Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of the prepayments or refinancings of the underlying instruments, the average life may be substantially less than the original maturity.

(a) The security may be offered and sold to Oqualified institutional buyersO under Rule 144A of the Securities Act of 1933.

(b)   Floating rate security.

(c) All or a portion of security held as collateral in connection with open financial futures contracts.

(d) Represents or includes a "to-be-announced" transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

(e) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                          Net           Interest
      Affiliate                                        Activity          Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series,
        LLC Money Market Series .....................  $(37,500)         $3,738
      --------------------------------------------------------------------------

(f)   Convertible security.

(g) Restricted securities as to resale, representing 1.3% of net assets were as follows:
      --------------------------------------------------------------------------
                                        Acquisition
      Issue                                 Date          Cost         Value
      --------------------------------------------------------------------------
      Sigma Finance Corp.,
        7.67% due 8/15/2011              2/13/2004    $1,000,000     $1,000,000
      Sigma Finance Corp.,
        5.499% due 3/31/2014             3/26/2004       500,000        500,972
      --------------------------------------------------------------------------
      Total                                           $1,500,000     $1,500,972
                                                      ==========     ==========
      --------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

(h)   The security is a perpetual bond and has no stated maturity date.

(i)   Represents the current yield as of 6/30/2006.

(j)   Security, or a portion of security, is on loan.

(k)   Security was purchased with the cash proceeds from securities loans.

o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

o     Financial futures contracts purchased as of June 30, 2006 were as follows:

      --------------------------------------------------------------------------------------------------
      Number of                                       Expiration              Face          Unrealized
      Contracts                Issue                     Date                 Value        Depreciation
      --------------------------------------------------------------------------------------------------
          16        5-Year U.S. Treasury Bond       September 2006         $1,660,915         $(6,415)
      --------------------------------------------------------------------------------------------------

o     Financial futures contracts sold as of June 30, 2006 were as follows:

      ---------------------------------------------------------------------------------------------------
                                                                                             Unrealized
      Number of                                       Expiration              Face          Appreciation
      Contracts                Issue                     Date                 Value        (Depreciation)
      ---------------------------------------------------------------------------------------------------
          33         2-Year U.S. Treasury Bond      September 2006         $6,714,365         $ 22,584
          94        10-Year U.S. Treasury Bond      September 2006         $9,832,255          (24,526)
          46        30-Year U.S. Treasury Bond      September 2006         $4,906,244               56
      ---------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation--net ............................................         $ (1,886)
                                                                                              ========
      ---------------------------------------------------------------------------------------------------

o     Swap contracts outstanding as of June 30, 2006 were as follows:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                             Notional           Unrealized
                                                                                              Amount           Appreciation
--------------------------------------------------------------------------------------------------------------------------------
      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers U.S. Treasury Index and pay a floating rate based on 1-month LIBOR minus 0.13%

      Broker, Lehman Brothers Special Finance
      Expires August 2006                                                                  $ 6,300,000                    --

      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month LIBOR minus 0.025%

      Broker, UBS Warburg
      Expires September 2006                                                               $ 9,550,000                    --

      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month LIBOR minus 0.025%

      Broker, UBS Warburg
      Expires September 2006                                                               $ 9,700,000                    --

      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers U.S. Agency Index and pay a floating rate based on 1-month LIBOR minus 0.05%

      Broker, Lehman Brothers Special Finance
      Expires October 2006                                                                 $ 3,450,000                    --

      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month LIBOR minus 0.035%

      Broker, UBS Warburg
      Expires October 2006                                                                 $ 4,700,000                    --

      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers U.S. Treasury Index and pay a floating rate based on 1-month LIBOR minus 0.12%

      Broker, Lehman Brothers Special Finance
      Expires November 2006                                                                $ 6,700,000                    --

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Unrealized
                                                                                             Notional            Appreciation/
                                                                                              Amount            (Depreciation)
--------------------------------------------------------------------------------------------------------------------------------
      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers U.S. Treasury Index and pay a floating rate based on 1-month LIBOR minus 0.13%

      Broker, Lehman Brothers Special Finance
      Expires January 2007                                                                 $ 3,600,000                    --

      Bought credit default protection on Aon Corp. and pay 0.37%

      Broker, Morgan Stanley Capital Services, Inc.
      Expires January 2007                                                                 $   285,000         $        (414)

      Pay a fixed rate of 2.8025% and receive a floating rate based on 3-month LIBOR

      Broker, JPMorgan Chase Bank
      Expires January 2007                                                                 $   285,000                 4,312

      Receive a fixed rate of 5.3225% and pay a floating rate based on 3-month LIBOR

      Broker, Lehman Brothers Special Finance
      Expires April 2007                                                                   $21,000,000               (48,111)

      Receive a fixed rate of 4.095% and pay a floating rate based on 3-month LIBOR

      Broker, Citibank N.A.
      Expires September 2007                                                               $10,000,000               (73,036)

      Sold credit default protection on Sprint Capital Corp. and receive 1.50%

      Broker, Morgan Stanley Capital Services, Inc.
      Expires September 2008                                                               $   430,000                12,048

      Sold credit default protection on Comcast Cable Communications, Inc. and receive 1.15%

      Broker, Morgan Stanley Capital Services, Inc.
      Expires September 2008                                                               $   430,000                 9,246

      Receive a fixed rate of 3.401% and pay 3.875% on Treasury Inflation
      Protected Securities (TIPS) adjusted principal

      Broker, JPMorgan Chase Bank
      Expires January 2009                                                                 $   879,000               (30,611)

      Sold credit default protection on Raytheon Co. and receive 0.73%

      Broker, JPMorgan Chase Bank
      Expires March 2009                                                                   $   160,000                 2,424

      Bought credit default protection on Boeing Capital Corp. and pay 0.48%

      Broker, JPMorgan Chase Bank
      Expires March 2009                                                                   $   160,000                (1,577)

      Sold credit default protection on Nextel Communications, Inc.
      Class A and receive 1.72%

      Broker, JPMorgan Chase Bank
      Expires September 2009                                                               $   310,000                14,740

      Bought credit default protection on Hewlett-Packard Co. and pay 0.31%

      Broker, Lehman Brothers Special Finance
      Expires December 2009                                                                $   315,000                (1,752)

      Bought credit default protection on Petroleos Mexicanos and pay 1.09%

      Broker, Lehman Brothers Special Finance
      Expires December 2009                                                                $   630,000                (4,486)

      Sold credit default protection on Mexico Government International
      Bond and receive 0.92%

      Broker, Lehman Brothers Special Finance
      Expires December 2009                                                                $   630,000                 7,028

      Bought credit default protection on Morgan Stanley and pay 0.47%

      Broker, HSBC Bank USA
      Expires June 2010                                                                    $   150,000                (1,332)

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Unrealized
                                                                                             Notional            Appreciation/
                                                                                              Amount            (Depreciation)
--------------------------------------------------------------------------------------------------------------------------------
      Bought credit default protection on Valero Energy Corp. and pay 1.03%

      Broker, Deutsche Bank AG
      Expires June 2010                                                                    $   150,000         $      (4,137)

      Bought credit default protection on Devon Energy Corp. and pay 0.48%

      Broker, Deutsche Bank AG
      Expires June 2010                                                                    $   300,000                (2,089)

      Sold credit default protection on BellSouth Corp. and receive 0.26%

      Broker, Lehman Brothers Special Finance
      Expires June 2010                                                                    $   145,000                   439

      Bought credit default protection on Devon Energy Corp. and pay 0.50%

      Broker, Lehman Brothers Special Finance
      Expires June 2010                                                                    $   300,000                (2,303)

      Bought credit default protection on Valero Energy Corp. and pay 1.00%

      Broker, Lehman Brothers Special Finance
      Expires June 2010                                                                    $   150,000                (4,137)

      Bought credit default protection on Goldman Sachs Group, Inc. and pay 0.45%

      Broker, Lehman Brothers Special Finance
      Expires June 2010                                                                    $   145,000                (1,236)

      Bought credit default protection on JPMorgan Chase & Co. and pay 0.44%

      Broker, Morgan Stanley Capital Services Inc.
      Expires June 2010                                                                    $   145,000                (1,539)

      Sold credit default protection on Wells Fargo & Co. and receive 0.195%

      Broker, Deutsche Bank AG
      Expires June 2010                                                                    $   145,000                   568

      Sold credit default protection on Dow Jones CDX North America
      Investment Grade Index Series 4 and receive 0.40%

      Broker, Lehman Brothers Special Finance
      Expires June 2010                                                                    $ 1,470,000                 7,484

      Sold credit default protection on CSX Corp. and receive 0.34%

      Broker, JPMorgan Chase Bank
      Expires December 2010                                                                $   295,000                   945

      Bought credit default protection on Sara Lee Corp. and pay 0.57%

      Broker, Lehman Brothers Special Finance
      Expires December 2010                                                                $   295,000                (1,296)

      Bought credit default protection on Brunswick Corp. and pay 0.60%

      Broker, JPMorgan Chase Bank
      Expires December 2010                                                                $   295,000                (2,045)

      Bought credit default protection on ConAgra Foods, Inc. and pay 0.57%

      Broker, Lehman Brothers Special Finance
      Expires December 2010                                                                $   295,000                (2,888)

      Bought credit default protection on HJ Heinz Co. and pay 0.37%

      Broker, UBS Warburg
      Expires December 2010                                                                $   295,000                (1,102)

      Bought credit default protection on CVS Corp. and pay 0.48%

      Broker, Morgan Stanley Capital Services Inc.
      Expires December 2010                                                                $   295,000                (2,691)

      Bought credit default protection on RadioShack Corp. and pay 1.16%

      Broker, UBS Warburg
      Expires December 2010                                                                $   295,000                (1,283)

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Unrealized
                                                                                             Notional            Appreciation/
                                                                                              Amount            (Depreciation)
--------------------------------------------------------------------------------------------------------------------------------
      Sold credit default protection on Goodrich Corp. and receive 0.44%

      Broker, UBS Warburg
      Expires December 2010                                                                $   295,000             $   1,357

      Bought credit default protection on Campbell Soup Co. and pay 0.26%

      Broker, UBS Warburg
      Expires December 2010                                                                $   295,000                (1,226)

      Bought credit default protection on Kohl's Corp. and pay 0.39%

      Broker, Morgan Stanley Capital Services Inc.
      Expires December 2010                                                                $   295,000                (1,553)

      Bought credit default protection on TJX Cos., Inc. and pay 0.57%

      Broker, Morgan Stanley Capital Services Inc.
      Expires December 2010                                                                $   295,000                (4,641)

      Bought credit default protection on Limited Brands, Inc. and pay 1.065%

      Broker, UBS Warburg
      Expires December 2010                                                                $   295,000                (6,764)

      Sold credit default protection on Lehman Brothers Holdings, Inc.
      and receive 0.271%

      Broker, UBS Warburg
      Expires December 2010                                                                $   295,000                   545

      Sold credit default protection on Dow Jones CDX North America Investment
      Grade Index Series 5 and receive 0.45%

      Broker, Deutsche Bank AG
      Expires December 2010                                                                $ 1,465,000                 2,429

      Bought credit default protection on Dow Jones CDX North America
      Investment Grade Index Series 5 and pay 0.55%

      Broker, Lehman Brothers Special Finance
      Expires December 2010                                                                $ 1,470,000                (6,801)

      Bought credit default protection on Dow Jones CDX North America
      Investment Grade Index Series 5 and pay 0.45%

      Broker, JPMorgan Chase Bank
      Expires December 2010                                                                $   735,000                (2,529)

      Sold credit default protection on Dow Jones CDX North America
      Investment Grade Index Series 5 and receive 0.45%

      Broker, Lehman Brothers Special Finance
      Expires December 2010                                                                $ 1,470,000                 3,077

      Receive a fixed rate of 4.17% and pay 3.50% on Treasury Inflation
      Protected Securities (TIPS) adjusted principal

      Broker, Morgan Stanley Capital Services Inc.
      Expires January 2011                                                                 $   750,000               (44,476)

      Bought credit default protection on Kohl's Corp. and pay 0.43%

      Broker, Lehman Brothers Special Finance
      Expires March 2011                                                                   $   295,000                (1,928)

      Bought credit default protection on Campbell Soup Co. and pay 0.25%

      Broker, Lehman Brothers Special Finance
      Expires March 2011                                                                   $   295,000                (1,053)

      Bought credit default protection on Sara Lee Corp. and pay 0.604%

      Broker, JPMorgan Chase Bank
      Expires March 2011                                                                   $   295,000                (1,456)

      Bought credit default protection on Limited Brands, Inc. and pay 0.73%

      Broker, Lehman Brothers Special Finance
      Expires March 2011                                                                   $   295,000                (2,670)

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Concluded)        (in U.S. dollars)
================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Unrealized
                                                                                             Notional            Appreciation/
                                                                                              Amount            (Depreciation)
--------------------------------------------------------------------------------------------------------------------------------
      Sold credit default protection on Federated Department Stores, Inc.
      and receive 0.38%

      Broker, JPMorgan Chase Bank
      Expires March 2011                                                                   $   295,000             $       9

      Bought credit default protection on Tyson Foods, Inc. and pay 1.185%

      Broker, JPMorgan Chase Bank
      Expires June 2011                                                                    $   300,000                (1,828)

      Bought credit default protection on Computer Sciences Corp. and pay 0.88%

      Broker, Morgan Stanley Capital Services Inc.
      Expires June 2011                                                                    $   290,000                (6,056)

      Sold credit default protection on Dow Jones CDX North America
      Investment Grade Index Series 6 and receive 0.40%

      Broker, JPMorgan Chase Bank
      Expires June 2011                                                                    $ 2,735,000                 5,127

      Receive a floating rate based on 1-month LIBOR plus 0.47%, which is capped at a fixed coupon of 6.0%, and pay a floating rate based on 1-month LIBOR

      Broker, Credit Suisse First Boston Corporation
      Expires June 2011                                                                    $ 6,500,000               (37,939)
--------------------------------------------------------------------------------------------------------------------------------
      Total ............................................................................                           $(237,207)
                                                                                                                   =========
--------------------------------------------------------------------------------------------------------------------------------

o     Currency Abbreviations:

           EUR    Euro
           USD    U.S. Dollar

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Fundamental Growth Strategy Portfolio
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)
================================================================================

                                                                       Total
Sector Representation                                               Investments
--------------------------------------------------------------------------------
Energy ...........................................................     21.0%
Industrials ......................................................     14.4
Health Care ......................................................     13.4
Consumer Discretionary ...........................................     11.6
Information Technology ...........................................     11.5
Materials ........................................................      6.6
Financials .......................................................      5.9
Consumer Staples .................................................      4.1
Other* ...........................................................     11.5
--------------------------------------------------------------------------------

*     Includes portfolio holdings in short-term investments.

      For Portfolio compliance purposes, the Portfolio's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for the purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Fundamental Growth Strategy Portfolio
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)
================================================================================

                                      Shares
Industry                               Held                     Common Stocks                        Value
-------------------------------------------------------------------------------------------------------------
Aerospace & Defense--4.5%             47,600    Boeing Co.......................................  $ 3,898,916
                                      50,000    Lockheed Martin Corp............................    3,587,000
                                      51,000    United Technologies Corp........................    3,234,420
                                                                                                   ----------
                                                                                                   10,720,336
-------------------------------------------------------------------------------------------------------------
Beverages--1.8%                       72,000    PepsiCo, Inc....................................    4,322,880
-------------------------------------------------------------------------------------------------------------
Biotechnology--3.8%                   90,500    Amgen, Inc. (c) ................................    5,903,315
                                      52,000    Genzyme Corp. (c) ..............................    3,174,600
                                                                                                   ----------
                                                                                                    9,077,915
-------------------------------------------------------------------------------------------------------------
Capital Markets--2.9%                223,700    The Charles Schwab Corp.........................    3,574,726
                                      27,500    Franklin Resources, Inc.........................    2,387,275
                                      55,900    Janus Capital Group, Inc........................    1,000,610
                                                                                                   ----------
                                                                                                    6,962,611
-------------------------------------------------------------------------------------------------------------
Chemicals--6.3%                       77,400    Air Products & Chemicals, Inc...................    4,947,408
                                      70,500    E.I. du Pont de Nemours & Co....................    2,932,800
                                     100,600    Nalco Holding Co. (c) ..........................    1,773,578
                                     103,700    Praxair, Inc....................................    5,599,800
                                                                                                   ----------
                                                                                                   15,253,586
-------------------------------------------------------------------------------------------------------------
Communications                        55,000    QUALCOMM, Inc...................................    2,203,850
Equipment--2.4%                      111,300    Telefonaktiebolaget LM Ericsson (a) ............    3,677,352
                                                                                                   ----------
                                                                                                    5,881,202
-------------------------------------------------------------------------------------------------------------
Construction &                        16,000    Fluor Corp. ....................................    1,486,880
Engineering--1.0%                     13,000    Jacobs Engineering Group, Inc. (c) .............    1,035,320
                                                                                                   ----------
                                                                                                    2,522,200
-------------------------------------------------------------------------------------------------------------
Diversified Financial                104,900    Bank of America Corp. ..........................    5,045,690
Services--3.7%                        80,200    Citigroup, Inc..................................    3,868,848
                                                                                                   ----------
                                                                                                    8,914,538
-------------------------------------------------------------------------------------------------------------
Electrical Equipment--1.1%            30,800    Emerson Electric Co. ...........................    2,581,348
-------------------------------------------------------------------------------------------------------------
Energy Equipment                      60,200    Baker Hughes, Inc. (d) .........................    4,927,370
& Services--14.5%                     82,900    Grant Prideco, Inc. (c) ........................    3,709,775
                                      77,800    Halliburton Co. (d) ............................    5,773,538
                                      61,100    National Oilwell Varco, Inc. (c)(d) ............    3,868,852
                                     117,100    Schlumberger Ltd. (d) ..........................    7,624,381
                                      83,100    Transocean, Inc. (c)(d) ........................    6,674,592
                                      46,100    Weatherford International Ltd. (c) .............    2,287,482
                                                                                                   ----------
                                                                                                   34,865,990
-------------------------------------------------------------------------------------------------------------
Food & Staples                        41,000    SYSCO Corp. ....................................    1,252,960
Retailing--0.5%
-------------------------------------------------------------------------------------------------------------
Health Care Equipment                 79,400    Alcon, Inc......................................    7,824,870
& Supplies--4.4%                      58,700    Medtronic, Inc..................................    2,754,204
                                                                                                   ----------
                                                                                                   10,579,074
-------------------------------------------------------------------------------------------------------------
Health Care Providers                 32,700    Sierra Health Services, Inc. (c) ...............    1,472,481
& Services--3.3%                      90,100    WellPoint, Inc. (c) ............................    6,556,577
                                                                                                   ----------
                                                                                                    8,029,058
-------------------------------------------------------------------------------------------------------------
Hotels, Restaurants                  134,900    Starbucks Corp. (c) ............................    5,093,824
& Leisure--3.5%                       12,100    Station Casinos, Inc............................      823,768
                                      53,000    Yum! Brands, Inc................................    2,664,310
                                                                                                   ----------
                                                                                                    8,581,902
-------------------------------------------------------------------------------------------------------------
Household Products--3.5%             149,900    The Procter & Gamble Co.........................    8,334,440
-------------------------------------------------------------------------------------------------------------
IT Services--5.4%                     54,400    Cognizant Technology Solutions Corp. (c)(d) ....    3,664,928
                                      41,400    Infosys Technologies Ltd........................    2,768,647
                                      60,200    Paychex, Inc....................................    2,346,596
                                     177,700    Satyam Computer Services Ltd....................    2,739,027
                                      36,600    Tata Consultancy Services Ltd...................    1,382,238
                                                                                                   ----------
                                                                                                   12,901,436
-------------------------------------------------------------------------------------------------------------
Industrial                            59,100    3M Co...........................................    4,773,507
Conglomerates--6.2%                  307,700    General Electric Co.............................   10,141,792
                                                                                                   ----------
                                                                                                   14,915,299
-------------------------------------------------------------------------------------------------------------
Internet Software &                    5,800    Google, Inc. Class A (c) .......................    2,432,114
Services--3.1%                       155,500    Yahoo!, Inc. (c)(d) ............................    5,131,500
                                                                                                   ----------
                                                                                                    7,563,614
-------------------------------------------------------------------------------------------------------------
Life Sciences Tools                   20,000    Covance, Inc. (c) ..............................    1,224,400
& Services--0.5%
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Fundamental Growth Strategy Portfolio
Schedule of Investments as of June 30, 2006 (concluded)        (in U.S. dollars)
================================================================================

                                     Shares
Industry                              Held                         Common Stocks                     Value
-------------------------------------------------------------------------------------------------------------
Machinery--3.3%                       42,000    Caterpillar, Inc. ..............................  $ 3,128,160
                                      48,600    ITT Corp. ......................................    2,405,700
                                      83,200    Pall Corp. .....................................    2,329,600
                                                                                                  -----------
                                                                                                    7,863,460
-------------------------------------------------------------------------------------------------------------
Media--1.5%                          120,400    Walt Disney Co. ................................    3,612,000
-------------------------------------------------------------------------------------------------------------
Metals & Mining--1.0%                 42,700    Rio Tinto Ltd. .................................    2,468,116
-------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable                203,300    Exxon Mobil Corp. ..............................   12,472,455
Fuels--8.9%                           45,500    Sunoco, Inc. ...................................    3,152,695
                                      88,500    Valero Energy Corp. ............................    5,887,020
                                                                                                  -----------
                                                                                                   21,512,170
-------------------------------------------------------------------------------------------------------------
Pharmaceuticals--2.9%                 90,000    GlaxoSmithKline Plc ............................    2,515,213
                                      37,400    MGI Pharma, Inc. (c) ...........................      804,100
                                      66,000    Novartis AG Registered Shares ..................    3,566,694
                                                                                                  -----------
                                                                                                    6,886,007
-------------------------------------------------------------------------------------------------------------
Semiconductors &                      47,000    Marvell Technology Group Ltd. (a)(c) ...........    2,083,510
Semiconductor
Equipment--0.9%
-------------------------------------------------------------------------------------------------------------
Software--1.0%                        48,000    SAP AG (a) .....................................    2,520,960
-------------------------------------------------------------------------------------------------------------
Specialty Retail--2.0%               195,350    Staples, Inc. ..................................    4,750,912
-------------------------------------------------------------------------------------------------------------
Textiles, Apparel &                  101,500    Coach, Inc. (c) ................................    3,034,850
Luxury Goods--2.5%                    35,400    Nike, Inc. Class B .............................    2,867,400
                                                                                                  -----------
                                                                                                    5,902,250
-------------------------------------------------------------------------------------------------------------
Tobacco--2.2%                         72,600    Altria Group, Inc. .............................    5,331,018
-------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks
                                                (Cost--$205,287,326)--98.6%                       237,415,192
-------------------------------------------------------------------------------------------------------------
                                  Beneficial
                                   Interest                    Short-Term Securities
-------------------------------------------------------------------------------------------------------------
                                 $ 3,857,746    Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                  Series I, 4.78% (b)(f) .......................    3,857,746
                                  26,973,950    Merrill Lynch Liquidity Series, LLC Money Market
                                                   Series, 5.22% (b)(e)(f) .....................   26,973,950
-------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Securities
                                                (Cost--$30,831,696)--12.8% .....................   30,831,696
-------------------------------------------------------------------------------------------------------------
                                                Total Investments (Cost--$236,119,022*)--
                                                  111.4% .......................................  268,246,888
                                                Liabilities in Excess of Other Assets--
                                                  (11.4%) ......................................  (27,552,878)
                                                Net Assets--100.0% ............................. $240,694,010
                                                                                                 ============
-------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................   $236,183,888
                                                                   ============
      Gross unrealized appreciation ............................   $ 35,990,897
      Gross unrealized depreciation ............................     (3,927,897)
                                                                   ------------
      Net unrealized appreciation ..............................   $ 32,063,000
                                                                   ============

(a)   Depositary receipts.

(b) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ----------------------------------------------------------------------------------------------------
                                                                               Net             Interest
      Affiliate                                                              Activity           Income
      ----------------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I ...........  $(5,672,167)        $129,688
      Merrill Lynch Liquidity Series, LLC Money Market Series ...........  $(4,456,700)        $ 16,520
      ----------------------------------------------------------------------------------------------------

(c)   Non-income producing security.

(d)   Security, or a portion of security, is on loan.

(e)   Security was purchased with the cash proceeds from securities loans.

(f)   Represents the current yield as of 6/30/2006.

o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Portfolio Information as of June 30, 2006
================================================================================

                                                                                                      Percent of          Reference
                                                                                                      Portfolio's         Portfolio+
                                                                                                      Net Assets         Percentages
------------------------------------------------------------------------------------------------------------------------------------
U.S. Equities .........................................................................                 22.3%*                 36.0%
European Equities .....................................................................                 12.7                   14.4
Pacific Basin Equities ................................................................                 19.7                    7.4
Other Equities ........................................................................                  4.1                    2.2
------------------------------------------------------------------------------------------------------------------------------------
Total Equities ........................................................................                 58.8                   60.0
------------------------------------------------------------------------------------------------------------------------------------
U.S. Dollar-Denominated Fixed Income Securities .......................................                 18.9                   24.0
  U.S. Issuer .........................................................................                 16.1                     --
  Non-U.S. Issuer .....................................................................                  2.8                     --
Non-U.S. Dollar-Denominated Fixed Income Securities ...................................                 10.6                   16.0
------------------------------------------------------------------------------------------------------------------------------------
Total Fixed Income Securities .........................................................                 29.5                   40.0
------------------------------------------------------------------------------------------------------------------------------------
Cash & Cash Equivalents ...............................................................                 11.7**                   --
------------------------------------------------------------------------------------------------------------------------------------

 *    Includes value of financial futures contracts.
** Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.
 + The unmanaged Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the Standard & Poor's 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.).

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2006                    (in U.S. dollars)
================================================================================

                                                            Shares
Country                     Industry                         Held                      Common Stocks                           Value
------------------------------------------------------------------------------------------------------------------------------------
Australia--1.0%             Beverages--0.0%                 21,200   Coca-Cola Amatil Ltd. ............................   $  111,671
                            --------------------------------------------------------------------------------------------------------
                            Capital Markets--0.2%            8,300   Macquarie Bank Ltd. ..............................      425,486
                            --------------------------------------------------------------------------------------------------------
                            Metals & Mining--0.4%           18,900   BHP Billiton Ltd. ................................      407,210
                                                            13,900   Newcrest Mining Ltd. .............................      217,693
                                                             6,700   Rio Tinto Ltd. ...................................      387,269
                                                            20,200   Zinifex Ltd. .....................................      150,376
                                                                                                                           ---------
                                                                                                                           1,162,548
                            --------------------------------------------------------------------------------------------------------
                            Oil, Gas & Consumable           18,400   Excel Coal Ltd. ..................................      110,319
                            Fuels--0.1%                      4,000   Woodside Petroleum Ltd. ..........................      130,759
                                                                                                                           ---------
                                                                                                                             241,078
                            --------------------------------------------------------------------------------------------------------
                            Paper & Forest                  30,800   Great Southern Plantations Ltd. ..................       78,488
                            Products--0.0%
                            --------------------------------------------------------------------------------------------------------
                            Transportation                  39,000   Macquarie Airports ...............................       88,953
                            Infrastructure--0.3%           221,000   Macquarie Infrastructure Group ...................      551,683
                                                            47,500   Transurban Group .................................      245,266
                                                                                                                           ---------
                                                                                                                             885,902
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Australia                      2,905,173
------------------------------------------------------------------------------------------------------------------------------------
Belgium--0.1%               Leisure Equipment &             14,414   AGFA-Gevaert NV ..................................      349,075
                            Products--0.1%
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Belgium                          349,075
------------------------------------------------------------------------------------------------------------------------------------
Brazil--1.6%                Airlines--0.0%                   3,100   Gol--Linhas Aereas Inteligentes SA (a) ...........      110,050
                            --------------------------------------------------------------------------------------------------------
                            Chemicals--0.0%                 13,500   Braskem SA .......................................       82,899
                            --------------------------------------------------------------------------------------------------------
                            Commercial Banks--0.0%           1,600   Uniao de Bancos Brasileiros SA (a) ...............      106,224
                            --------------------------------------------------------------------------------------------------------
                            Construction &                  11,600   Obrascon Huarte Lain Brasil SA (f) ...............      128,582
                            Engineering--0.1%
                            --------------------------------------------------------------------------------------------------------
                            Consumer Finance--0.0%           6,700   Localiza Rent A Car SA ...........................      128,474
                            --------------------------------------------------------------------------------------------------------
                            Electric Utilities--0.0%         2,800   Cia Energetica de Minas Gerais (a) ...............      119,308
                            --------------------------------------------------------------------------------------------------------
                            Food & Staples               2,983,300   Cia Brasileira de Distribuicao Grupo Pao de Acucar       92,328
                            Retailing--0.0%
                            --------------------------------------------------------------------------------------------------------
                            Food Products--0.1%              3,200   Cosan SA Industria e Comercio (f) ................      206,261
                            --------------------------------------------------------------------------------------------------------
                            IT Services--0.1%               22,300   Datasul (f) ......................................      189,075
                            --------------------------------------------------------------------------------------------------------
                            Internet & Catalog               8,200   Submarino SA .....................................      164,777
                            Retail--0.1%
                            --------------------------------------------------------------------------------------------------------
                            Metals & Mining--0.2%           14,800   Companhia Vale do Rio Doce (Preference
                                                                     'A' Shares) (a) ..................................      304,584
                                                             5,400   Usinas Siderurgicas de Minas Gerais SA
                                                                     (Preference 'A' Shares) ..........................      193,744
                                                                                                                           ---------
                                                                                                                             498,328
                            --------------------------------------------------------------------------------------------------------
                            Oil, Gas & Consumable           24,900   Petroleo Brasileiro SA (a) .......................    2,132,907
                            Fuels--0.8%
                            --------------------------------------------------------------------------------------------------------
                            Paper & Forest                     800   Aracruz Celulose SA (a) ..........................       41,936
                            Products--0.0%
                            --------------------------------------------------------------------------------------------------------
                            Road & Rail--0.1%                2,600   All America Latina Logistica SA ..................      176,477
                            --------------------------------------------------------------------------------------------------------
                            Software--0.1%                  10,000   Totvs SA (f) .....................................      146,471
                            --------------------------------------------------------------------------------------------------------
                            Water Utilities--0.0%           12,200   Companhia de Saneamento de Minas Gerais ..........      101,467
                            --------------------------------------------------------------------------------------------------------
                            Wireless Telecommunication      48,500   Vivo Participacoes SA (a) ........................      119,310
                            Services--0.0%
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Brazil                         4,544,874
------------------------------------------------------------------------------------------------------------------------------------
Canada--1.4%                Communications                  59,529   Nortel Networks Corp. (f) ........................      133,345
                            Equipment--0.0%
                            --------------------------------------------------------------------------------------------------------
                            Insurance--0.0%                    200   Sun Life Financial, Inc. .........................        7,986
                            --------------------------------------------------------------------------------------------------------
                            Metals & Mining--0.7%           40,400   Alamos Gold, Inc. (f) ............................      326,949
                                                               200   Alcan, Inc. ......................................        9,388
                                                             7,594   Barrick Gold Corp. ...............................      224,782
                                                           205,500   Bema Gold Corp. (f) ..............................    1,029,255
                                                            25,200   Kinross Gold Corp. (f) ...........................      274,428
                                                                                                                           ---------
                                                                                                                           1,864,802
                            --------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                                            Shares
Country                     Industry                         Held                      Common Stocks                           Value
------------------------------------------------------------------------------------------------------------------------------------
Canada                      Oil, Gas & Consumable            6,800   Petro-Canada .....................................   $  323,827
(concluded)                 Fuels--0.3%                      6,300   Suncor Energy, Inc. (a) ..........................      510,363
                                                             5,400   Talisman Energy, Inc. ............................       94,589
                                                                                                                          ----------
                                                                                                                             928,779
                                                                                                                          ----------
                            --------------------------------------------------------------------------------------------------------
                            Road & Rail--0.4%                5,300   CP Railway Limited (USD) .........................      271,042
                                                            16,100   Canadian Pacific Railway Ltd. ....................      823,893
                                                                                                                          ----------
                                                                                                                           1,094,935
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Canada                         4,029,847
------------------------------------------------------------------------------------------------------------------------------------
Chile--0.0%                 Electric Utilities--0.0%         7,900   Enersis SA (a) ...................................       88,875
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Chile                             88,875
------------------------------------------------------------------------------------------------------------------------------------
China--0.7%                 Automobiles--0.0%              200,000   Denway Motors Ltd. ...............................       66,950
                            --------------------------------------------------------------------------------------------------------
                            Electrical Equipment--0.1%     540,000   Shanghai Electric Group Corp. ....................      187,717
                            --------------------------------------------------------------------------------------------------------
                            Industrial Conglomerates--0.1%  32,500   Beijing Enterprises Holdings Ltd. ................       56,280
                                                            55,200   Shanghai Industrial Holdings Ltd. ................      107,671
                                                                                                                          ----------
                                                                                                                             163,951
                            --------------------------------------------------------------------------------------------------------
                            Insurance--0.1%                  2,900   China Life Insurance Co. Ltd. (a) ................      183,570
                                                            33,000   Ping An Insurance Group Co. of China Ltd. (f) ....      100,058
                                                                                                                          ----------
                                                                                                                             283,628
                            --------------------------------------------------------------------------------------------------------
                            Oil, Gas & Consumable 221,400            China Shenhua Energy Co. Ltd. Class H ............      409,050
                            Fuels--0.3%                    434,700   Yanzhou Coal Mining Co. Ltd. .....................      321,813
                                                                                                                             730,863
                            --------------------------------------------------------------------------------------------------------
                            Road & Rail--0.1%            1,117,500   Guangshen Railway Co. Ltd. .......................      424,440
                            --------------------------------------------------------------------------------------------------------
                            Transportation 98,300                    Hainan Meilan International Airport Co., Ltd. ....       50,624
                            Infrastructure--0.0%
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in China                          1,908,173
------------------------------------------------------------------------------------------------------------------------------------
Finland--0.3%               Communications                   6,600   Nokia Oyj (a) ....................................      133,716
                            Equipment--0.1%
                            --------------------------------------------------------------------------------------------------------
                            Electric Utilities--0.2%        27,425   Fortum Oyj .......................................      701,344
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Finland                          835,060
------------------------------------------------------------------------------------------------------------------------------------
France--2.2%                Automobiles--0.4%                7,064   Peugeot SA .......................................      439,428
                                                             6,013   Renault SA .......................................      645,840
                                                                                                                          ----------
                                                                                                                           1,085,268
                            --------------------------------------------------------------------------------------------------------
                            Chemicals--0.0%                    175   Arkema (a)(f) ....................................        6,827
                                                               441   Arkema (f) .......................................       17,204
                                                                                                                          ----------
                                                                                                                              24,031
                            --------------------------------------------------------------------------------------------------------
                            Commercial Banks--0.6%          11,393   BNP Paribas ......................................    1,090,396
                                                            18,102   Credit Agricole SA ...............................      688,601
                                                                                                                          ----------
                                                                                                                           1,778,997
                            --------------------------------------------------------------------------------------------------------
                            Construction &                   4,661   Vinci SA .........................................      480,064
                            Engineering--0.2%
                            --------------------------------------------------------------------------------------------------------
                            Diversified Telecommunication    5,300   France Telecom SA ................................      328,862
                            Services--0.1%
                            --------------------------------------------------------------------------------------------------------
                            Electric Utilities--0.2%         7,439   Electricite de France ............................      391,892
                            --------------------------------------------------------------------------------------------------------
                            Food & Staples 9,519                     Carrefour SA .....................................      557,944
                            Retailing--0.2%
                            --------------------------------------------------------------------------------------------------------
                            Oil, Gas & Consumable 15,041             Total SA .........................................      989,502
                            Fuels--0.5%                      7,000   Total SA (a) .....................................      458,640
                                                                                                                          ----------
                                                                                                                           1,448,142
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in France                         6,095,200
------------------------------------------------------------------------------------------------------------------------------------
Germany--1.7%               Air Freight & Logistics--0.2    15,830   Deutsche Post AG .................................      424,255
                            --------------------------------------------------------------------------------------------------------
                            Chemicals--0.3%                  6,534   BASF AG ..........................................      524,511
                                                             8,650   Bayer AG .........................................      397,510
                                                                                                                          ----------
                                                                                                                             922,021
                            --------------------------------------------------------------------------------------------------------
                            Commercial Banks--0.1%           2,584   Deutsche Postbank AG .............................      185,886
                            --------------------------------------------------------------------------------------------------------
                            Construction &                   7,031   Hochtief AG ......................................      390,986
                            Engineering--0.1%
                            --------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                                            Shares
Country                     Industry                         Held                      Common Stocks                           Value
------------------------------------------------------------------------------------------------------------------------------------
Germany                     Industrial Conglomerates--0.     9,579   Siemens AG .......................................   $  833,249
(concluded)                 --------------------------------------------------------------------------------------------------------
                            Insurance--0.2%                  4,154   Allianz AG Registered Shares .....................      656,082
                            --------------------------------------------------------------------------------------------------------
                            Metals & Mining--0.3%           20,653   ThyssenKrupp AG ..................................      706,945
                            --------------------------------------------------------------------------------------------------------
                            Multi-Utilities--0.2%            6,550   RWE AG ...........................................      544,807
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Germany                        4,664,231
------------------------------------------------------------------------------------------------------------------------------------
Hong Kong--0.8%             Commercial Banks--0.2%          25,100   HSBC Holdings Plc Hong Kong Registered ...........      439,824
                            --------------------------------------------------------------------------------------------------------
                            Electric Utilities--0.1%        84,500   Cheung Kong Infrastructure Holdings Ltd. .........      244,242
                            --------------------------------------------------------------------------------------------------------
                            Industrial Conglomerates--0.1%  65,000   Hutchison Whampoa Ltd. ...........................      593,344
                            --------------------------------------------------------------------------------------------------------
                            Real Estate Management          30,000   Cheung Kong Holdings Ltd. ........................      325,029
                            & Development--0.3%             40,300   Sun Hung Kai Properties Ltd. .....................      410,939
                                                            70,000   Wharf Holdings Ltd. ..............................      248,745
                                                                                                                          ----------
                                                                                                                             984,713
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Hong Kong                      2,262,123
------------------------------------------------------------------------------------------------------------------------------------
Hungary--0.1%               Oil, Gas & Consumable            3,345   Mol Magyar Olaj- es Gazipari Rt ..................      343,526
                            Fuels--0.1%
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Hungary                          343,526
------------------------------------------------------------------------------------------------------------------------------------
India--1.9%                 Automobiles--0.2%                6,700   Bajaj Auto Ltd. ..................................      400,014
                            --------------------------------------------------------------------------------------------------------
                            Chemicals--0.8%                101,100   Reliance Industries Ltd. .........................    2,327,342
                            --------------------------------------------------------------------------------------------------------
                            Commercial Banks--0.1%          19,300   Karnataka Bank Ltd. ..............................       38,504
                                                            11,700   State Bank of India Ltd. .........................      184,941
                                                                                                                          ----------
                                                                                                                             223,445
                            --------------------------------------------------------------------------------------------------------
                            Construction Materials--0.1%   155,425   Gujarat Ambuja Cements Ltd. ......................      335,730
                            --------------------------------------------------------------------------------------------------------
                            Consumer Finance--0.0%         132,500   Reliance Capital Ventures Ltd. (f) ...............       70,365
                            --------------------------------------------------------------------------------------------------------
                            Electric Utilities--0.0%       132,500   Reliance Energy Ventures Ltd. (f) ................       97,418
                            --------------------------------------------------------------------------------------------------------
                            Gas Utilities--0.0%            132,500   Reliance Natural Resources Ltd. (f) ..............       57,271
                            --------------------------------------------------------------------------------------------------------
                            IT Services--0.2%                8,200   Infosys Technologies Ltd. ........................      548,379
                            --------------------------------------------------------------------------------------------------------
                            Oil, Gas & Consumable            5,700   Hindustan Petroleum Corp. ........................       29,150
                            Fuels--0.0%
                            --------------------------------------------------------------------------------------------------------
                            Pharmaceuticals--0.0%            4,300   Wockhardt Ltd. ...................................       35,482
                            --------------------------------------------------------------------------------------------------------
                            Road & Rail--0.1%                9,000   Container Corp. of India .........................      281,475
                            --------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage              21,600   Housing Development Finance Corp. ................      534,745
                            Finance--0.2%
                            --------------------------------------------------------------------------------------------------------
                            Wireless Telecommunication     101,000   Reliance Communication Ventures Ltd. (f) .........      546,352
                            Services--0.2%
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in India                          5,487,168
------------------------------------------------------------------------------------------------------------------------------------
Indonesia--0.0%             Commercial Banks--0.0%         140,000   Bank Danamon Indonesia Tbk PT ....................       60,078
                            --------------------------------------------------------------------------------------------------------
                            Oil, Gas & Consumable          769,900   Bumi Resources Tbk PT ............................       63,999
                            Fuels--0.0%
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Indonesia                        124,077
------------------------------------------------------------------------------------------------------------------------------------
Ireland--0.3%               Commercial Banks--0.3%          30,652   Allied Irish Banks Plc ...........................      734,877
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Ireland                          734,877
------------------------------------------------------------------------------------------------------------------------------------
Israel--0.3%                Communications                  76,300   ECI Telecom Ltd. (a)(f) ..........................      614,978
                            Equipment--0.2%
                            --------------------------------------------------------------------------------------------------------
                            Pharmaceuticals--0.1%            5,734   Teva Pharmaceutical Industries Ltd. (a) ..........      181,137
                            --------------------------------------------------------------------------------------------------------
                            Software--0.0%                   5,283   Ectel Ltd. (a)(f) ................................       23,246
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Israel                           819,361
------------------------------------------------------------------------------------------------------------------------------------
Italy--1.1%                 Commercial Banks--0.4%          48,229   Capitalia SpA ....................................      395,726
                                                            92,726   UniCredito Italiano SpA ..........................      725,972
                                                                                                                          ----------
                                                                                                                           1,121,698
                            --------------------------------------------------------------------------------------------------------
                            Diversified Telecommunication  212,824   Telecom Italia SpA (RNC) .........................      549,701
                            Services--0.2%
                            --------------------------------------------------------------------------------------------------------
                            Electric Utilities--0.1%        46,169   Enel SpA .........................................      397,951
                            --------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                                            Shares
Country                     Industry                         Held                      Common Stocks                           Value
------------------------------------------------------------------------------------------------------------------------------------
Italy                       Oil, Gas & Consumable           32,191   ENI SpA ..........................................  $   947,121
(concluded)                 Fuels--0.4%                      2,750   ENI SpA (a) ......................................      161,563
                                                                                                                        ------------
                                                                                                                           1,108,684
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Italy                          3,178,034
------------------------------------------------------------------------------------------------------------------------------------
Japan--8.4%                 Auto Components--0.1%            9,500   Toyota Industries Corp. ..........................      375,629
                            --------------------------------------------------------------------------------------------------------
                            Automobiles--0.4%                8,800   Honda Motor Co., Ltd. ............................      279,438
                                                            35,000   Suzuki Motor Corp. ...............................      757,775
                                                                                                                        ------------
                                                                                                                           1,037,213
                            --------------------------------------------------------------------------------------------------------
                            Beverages--0.3%                 14,400   Coca-Cola West Holdings Co., Ltd. ................      305,472
                                                             7,000   Hokkaido Coca-Cola Bottling Co., Ltd. ............       45,497
                                                            18,000   Kinki Coca-Cola Bottling Co., Ltd. ...............      172,210
                                                            23,000   Mikuni Coca-Cola Bottling Co., Ltd. ..............      261,759
                                                                                                                        ------------
                                                                                                                             784,938
                            --------------------------------------------------------------------------------------------------------
                            Building Products--0.1%         23,000   Asahi Glass Co., Ltd. ............................      291,939
                            --------------------------------------------------------------------------------------------------------
                            Capital Markets--0.2%           28,000   Nomura Holdings, Inc. ............................      525,390
                            --------------------------------------------------------------------------------------------------------
                            Chemicals--0.4%                  9,300   Shin-Etsu Chemical Co., Ltd. .....................      506,023
                                                            65,000   Sumitomo Chemical Co., Ltd. ......................      542,449
                                                                                                                        ------------
                                                                                                                           1,048,472
                            --------------------------------------------------------------------------------------------------------
                            Commercial Banks--0.8%          48,997   The Bank of Fukuoka Ltd. .........................      372,894
                                                            35,833   The Bank of Yokohama Ltd. ........................      277,411
                                                                25   Mitsubishi UFJ Financial Group, Inc. .............      349,910
                                                            53,900   Shinsei Bank Ltd. ................................      341,841
                                                                80   Sumitomo Mitsui Financial Group, Inc. ............      846,783
                                                                                                                        ------------
                                                                                                                           2,188,839
                            --------------------------------------------------------------------------------------------------------
                            Construction &                  29,500   JGC Corp. ........................................      508,118
                            Engineering--0.3%               68,000   Okumura Corp. ....................................      378,323
                                                                                                                        ------------
                                                                                                                             886,441
                            --------------------------------------------------------------------------------------------------------
                            Consumer Finance--0.2%           9,600   Credit Saison Co., Ltd. ..........................      455,163
                            --------------------------------------------------------------------------------------------------------
                            Diversified Financial              860   NCB Holdings Ltd. ................................      146,200
                            Services--0.1%
                            --------------------------------------------------------------------------------------------------------
                            Electric Utilities--0.1%         7,500   Chubu Electric Power Co., Inc. ...................      202,729
                            --------------------------------------------------------------------------------------------------------
                            Electrical Equipment--0.4%      39,200   RHJ International (f) ............................      831,046
                                                            18,600   RHJ International (a)(e)(f) ......................      394,323
                                                                                                                        ------------
                                                                                                                           1,225,369
                            --------------------------------------------------------------------------------------------------------
                            Electronic Equipment &           8,000   Murata Manufacturing Co., Ltd. ...................      519,967
                            Instruments--0.2%
                            --------------------------------------------------------------------------------------------------------
                            Food & Staples Retailing--0.2%   4,500   Ministop Co., Ltd. ...............................       85,816
                                                            18,500   Seven & I Holdings Co., Ltd. .....................      610,112
                                                                                                                        ------------
                                                                                                                             695,928
                            --------------------------------------------------------------------------------------------------------
                            Food Products--0.1%             28,000   Ajinomoto Co., Inc. ..............................      310,335
                                                             6,000   House Foods Corp. ................................       90,802
                                                                                                                        ------------
                                                                                                                             401,137
                            --------------------------------------------------------------------------------------------------------
                            Gas Utilities--0.2%            116,000   Tokyo Gas Co., Ltd. ..............................      546,945
                            --------------------------------------------------------------------------------------------------------
                            Household Durables--0.0%         3,800   Rinnai Corp. .....................................      100,722
                            --------------------------------------------------------------------------------------------------------
                            Household Products--0.1%        21,200   Rohto Pharmaceutical Co., Ltd. ...................      223,285
                            --------------------------------------------------------------------------------------------------------
                            Insurance--2.0%                149,000   Aioi Insurance Co., Ltd. .........................    1,118,331
                                                                95    Millea Holdings, Inc. ...........................    1,770,109
                                                           128,000   Mitsui Sumitomo Insurance Co., Ltd. ..............    1,609,028
                                                           116,700   Nipponkoa Insurance Co., Ltd. ....................    1,008,613
                                                                                                                        ------------
                                                                                                                           5,506,081
                            --------------------------------------------------------------------------------------------------------
                            Machinery--0.2%                  1,400   Fanuc Ltd. .......................................      125,898
                                                            56,300   Kubota Corp. .....................................      534,361
                                                                                                                        ------------
                                                                                                                             660,259
                            --------------------------------------------------------------------------------------------------------
                            Media--0.1%                     20,000   Toho Co., Ltd. ...................................      399,773
                            --------------------------------------------------------------------------------------------------------
                            Office Electronics--0.3%         5,000   Brother Industries Ltd. ..........................       49,337
                                                            14,250   Canon, Inc. ......................................      699,318
                                                                                                                        ------------
                                                                                                                             748,655
                            --------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                                            Shares
Country                     Industry                         Held                      Common Stocks                           Value
------------------------------------------------------------------------------------------------------------------------------------
Japan                       Pharmaceuticals--0.6%           19,400   Shionogi & Co., Ltd. ............................. $    346,201
(concluded)                                                 16,000   Takeda Pharmaceutical Co., Ltd. ..................      996,545
                                                            21,000   Tanabe Seiyaku Co., Ltd. .........................      258,654
                                                                                                                        ------------
                                                                                                                           1,601,400
                            --------------------------------------------------------------------------------------------------------
                            Real Estate Management             101   Marco Polo Investment Holdings Ltd. ..............      258,210
                            & Development--0.2%                 48   NTT Urban Development Co. ........................      374,544
                                                                                                                        ------------
                                                                                                                             632,754
                            --------------------------------------------------------------------------------------------------------
                            Road & Rail--0.1%                   52   East Japan Railway Co. ...........................      386,651
                            --------------------------------------------------------------------------------------------------------
                            Tobacco--0.1%                       95   Japan Tobacco, Inc. ..............................      346,542
                            --------------------------------------------------------------------------------------------------------
                            Trading Companies &             38,400   Mitsubishi Corp. .................................      767,563
                            Distributors--0.3%
                            --------------------------------------------------------------------------------------------------------
                            Wireless Telecommunication         515   NTT DoCoMo, Inc. .................................      756,856
                            Services--0.3%
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Japan                         23,462,840
------------------------------------------------------------------------------------------------------------------------------------
Luxembourg--0.1%            Energy Equipment &               3,100   Tenaris SA (a) ...................................      125,519
                            Services--0.1%
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Luxembourg                       125,519
------------------------------------------------------------------------------------------------------------------------------------
Malaysia--0.6%              Diversified Telecommunication   55,000   Telekom Malaysia Bhd .............................      135,461
                            Services--0.1%
                            --------------------------------------------------------------------------------------------------------
                            Electric Utilities--0.1%       162,500   Tenaga Nasional Bhd ..............................      406,858
                            --------------------------------------------------------------------------------------------------------
                            Food Products--0.2%            115,000   IOI Corp. Bhd ....................................      447,544
                            --------------------------------------------------------------------------------------------------------
                            Independent Power               19,000   Malakoff Bhd .....................................       50,156
                            Producers & Energy
                            Traders--0.0%
                            --------------------------------------------------------------------------------------------------------
                            Tobacco--0.1%                   20,000   British American Tobacco Malaysia Bhd ............      214,995
                            --------------------------------------------------------------------------------------------------------
                            Transportation
                            Infrastructure--0.0%            76,400   PLUS Expressways Bhd .............................       55,514
                            --------------------------------------------------------------------------------------------------------
                            Wireless Telecommunication
                            Services--0.1%                  95,000   Maxis Communications Bhd .........................      221,050
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Malaysia                       1,531,578
------------------------------------------------------------------------------------------------------------------------------------
Mexico--0.3%                Beverages--0.1%                  3,900   Fomento Economico Mexicano, SA de CV (a) .........      326,508
                            --------------------------------------------------------------------------------------------------------
                            Media--0.2%                     29,200   Grupo Televisa, SA (a) ...........................      563,852
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Mexico                           890,360
------------------------------------------------------------------------------------------------------------------------------------
Netherlands--0.9%           Diversified Financial           21,654   ING Groep NV CVA .................................      850,854
                            Services--0.3%
                            --------------------------------------------------------------------------------------------------------
                            Food Products--0.1%              8,600   Koninklijke Wessanen NV CVA ......................      117,002
                            --------------------------------------------------------------------------------------------------------
                            Oil, Gas &                       5,300   Royal Dutch Shell Plc (a) ........................      354,994
                            Consumable Fuels--0.5%          29,483   Royal Dutch Shell Plc Class B ....................    1,031,172
                                                                                                                        ------------
                                                                                                                           1,386,166
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in the Netherlands                2,354,022
------------------------------------------------------------------------------------------------------------------------------------
New Zealand--0.0%           Diversified Telecommunication   46,000   Telecom Corp. of New Zealand Ltd. ................      113,390
                            Services--0.0%
                            --------------------------------------------------------------------------------------------------------
                            Electric Utilities--0.0%        22,700   Contact Energy Ltd. ..............................       98,615
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in New Zealand                      212,005
------------------------------------------------------------------------------------------------------------------------------------
Norway--0.2%                Oil, Gas & Consumable           18,119   Statoil ASA ......................................      513,934
                            Fuels--0.2%
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Norway                           513,934
------------------------------------------------------------------------------------------------------------------------------------
Peru--0.0%                  Metals & Mining--0.0%            3,900   Cia de Minas Buenaventura SA (a) .................      106,392
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Peru                             106,392
------------------------------------------------------------------------------------------------------------------------------------
Singapore--1.2%             Commercial Banks--0.1%          54,400   Oversea-Chinese Banking Corp. ....................      227,047
                            --------------------------------------------------------------------------------------------------------
                            Diversified Telecommunication  380,800   Singapore Telecommunications Ltd. ................      609,241
                            Services--0.2%
                            --------------------------------------------------------------------------------------------------------
                            Health Care Providers &        161,000   Parkway Holdings Ltd. ............................      251,475
                            Services--0.1%
                            --------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                                            Shares
Country                     Industry                         Held                      Common Stocks                           Value
------------------------------------------------------------------------------------------------------------------------------------
Singapore                   Industrial                     147,500   Fraser and Neave Ltd. ............................ $    373,099
(concluded)                 Conglomerates--0.4%             96,000   Keppel Corp. Ltd. ................................      892,402
                                                                                                                        ------------
                                                                                                                           1,265,501
                            --------------------------------------------------------------------------------------------------------
                            Real Estate Management &       176,400   CapitaLand Ltd. ..................................      501,976
                            Development--0.3%              113,300   Keppel Land Ltd. .................................      289,456
                                                                                                                        ------------
                                                                                                                             791,432
                            --------------------------------------------------------------------------------------------------------
                            Wireless Telecommunication     216,000   MobileOne Ltd. ...................................      282,746
                            Services--0.1%
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Singapore                      3,427,442
------------------------------------------------------------------------------------------------------------------------------------
South Africa--0.2%          Metals & Mining--0.1%           10,600   Gold Fields Ltd. (a) .............................      242,740
                            --------------------------------------------------------------------------------------------------------
                            Oil, Gas & Consumable            3,600   Sasol Ltd. .......................................      138,816
                            Fuels--0.1%
                            --------------------------------------------------------------------------------------------------------
                            Paper & Forest                   6,000   Sappi Ltd. (a) ...................................       74,940
                            Products--0.0%
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in South Africa                     456,496
------------------------------------------------------------------------------------------------------------------------------------
South Korea--1.9%           Chemicals--0.1%                 11,900   Samsung Fine Chemicals Co., Ltd. .................      301,671
                            --------------------------------------------------------------------------------------------------------
                            Commercial Banks--0.1%          16,000   Pusan Bank .......................................      204,069
                            --------------------------------------------------------------------------------------------------------
                            Diversified Telecommunication   42,000   KT Corp. (a) .....................................      900,900
                            Services--0.3%
                            --------------------------------------------------------------------------------------------------------
                            Electric Utilities--0.2%        13,500   Korea Electric Power Corp. .......................      500,184
                            --------------------------------------------------------------------------------------------------------
                            Electrical Equipment--0.1%      11,000   LS Cable Ltd. ....................................      388,426
                            --------------------------------------------------------------------------------------------------------
                            Food Products--0.2%              5,000   CJ Corp. .........................................      548,118
                                                               400   Nong Shim Co., Ltd. ..............................      105,407
                                                                                                                        ------------
                                                                                                                             653,525
                            --------------------------------------------------------------------------------------------------------
                            Metals & Mining--0.4%           16,000   POSCO (a) ........................................    1,070,400
                            --------------------------------------------------------------------------------------------------------
                            Multiline Retail--0.0%           3,500   Lotte Shopping Co. (a)(e)(f) .....................       68,067
                            --------------------------------------------------------------------------------------------------------
                            Textiles, Apparel & Luxury       4,500   Cheil Industries, Inc. ...........................      157,004
                            Goods--0.1%
                            --------------------------------------------------------------------------------------------------------
                            Tobacco--0.3%                   15,600   KT&G Corp. .......................................      910,973
                            --------------------------------------------------------------------------------------------------------
                            Wireless Telecommunication       1,300   SK Telecom Co., Ltd. .............................      279,540
                            Services--0.1%
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in South Korea                    5,434,759
------------------------------------------------------------------------------------------------------------------------------------
Spain--0.2%                 Commercial Banks--0.2%          24,201   Banco Bilbao Vizcaya Argentaria SA ...............      497,592
                            --------------------------------------------------------------------------------------------------------
                            Transportation                   8,500   Cintra Concesiones de Infraestructuras
                            Infrastructure--0.0%                       de Transporte SA ...............................      111,077
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Spain                            608,669
------------------------------------------------------------------------------------------------------------------------------------
Sweden--0.5%                Commercial Banks--0.2%          18,912   Svenska Handelsbanken Class A ....................      487,013
                            --------------------------------------------------------------------------------------------------------
                            Diversified Financial           32,926   Investor AB ......................................      603,354
                            Services--0.2%
                            --------------------------------------------------------------------------------------------------------
                            Diversified Telecommunication   65,314   TeliaSonera AB ...................................      370,842
                            Services--0.1%
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Sweden                         1,461,209
------------------------------------------------------------------------------------------------------------------------------------
Switzerland--0.6%           Capital Markets--0.2%           12,285   Credit Suisse Group ..............................      685,954
                            --------------------------------------------------------------------------------------------------------
                            Food Products--0.2%              1,930   Nestle SA Registered Shares ......................      604,996
                            --------------------------------------------------------------------------------------------------------
                            Insurance--0.2%                  7,048   Swiss Reinsurance Registered Shares ..............      491,634
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Switzerland                    1,782,584
------------------------------------------------------------------------------------------------------------------------------------
Taiwan--0.8%                Building Products--0.0%         48,400   Taiwan Glass Industrial Corp. ....................       37,970
                            --------------------------------------------------------------------------------------------------------
                            Commercial Banks--0.1%         289,730   SinoPac Financial Holdings Co., Ltd. .............      146,310
                                                           228,908   Taishin Financial Holdings Co., Ltd. .............      140,341
                                                                                                                        ------------
                                                                                                                             286,651
                            --------------------------------------------------------------------------------------------------------
                            Diversified Financial          199,000   Fubon Financial Holding Co. Ltd. .................      172,097
                            Services--0.1%
                            --------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                                            Shares
Country                     Industry                         Held                      Common Stocks                           Value
------------------------------------------------------------------------------------------------------------------------------------
Taiwan                      Diversified Telecommunication   61,000   Chunghwa Telecom Co. Ltd. ........................ $    110,217
(concluded)                 Services--0.3%                  38,500   Chunghwa Telecom Co. Ltd. (a) ....................      711,095
                                                                                                                        ------------
                                                                                                                             821,312
                            --------------------------------------------------------------------------------------------------------
                            Electronic Equipment &         147,332   Delta Electronics, Inc. ..........................      418,648
                            Instruments--0.2%
                            --------------------------------------------------------------------------------------------------------
                            Insurance--0.1%                129,000   Cathay Financial Holding Co., Ltd. ...............      282,089
                            --------------------------------------------------------------------------------------------------------
                            Machinery--0.0%                147,000   Yungtay Engineering Co., Ltd. ....................       83,087
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Taiwan                         2,101,854
------------------------------------------------------------------------------------------------------------------------------------
Thailand--0.8%              Commercial Banks--0.2%         379,500   Siam Commercial Bank PCL Foreign Shares ..........      571,911
                            --------------------------------------------------------------------------------------------------------
                            Construction                    62,000   Siam Cement PCL Foreign Shares ...................      373,739
                            Materials--0.2%                 17,000   Siam City Cement PCL Foreign Shares ..............       98,912
                                                                                                                        ------------
                                                                                                                             472,651
                            --------------------------------------------------------------------------------------------------------
                            Electronic Equipment           223,000   Hana Microelectronics PCL ........................      146,115
                            & Instruments--0.1%
                            --------------------------------------------------------------------------------------------------------
                            Food Products--0.0%             87,000   Thai Union Frozen Products PCL Foreign Shares ....       57,574
                            --------------------------------------------------------------------------------------------------------
                            Household Durables--0.0%       625,000   Land and Houses PCL Foreign Shares ...............      122,854
                            --------------------------------------------------------------------------------------------------------
                            Oil, Gas & Consumable          108,000   PTT Exploration & Production PCL .................      300,039
                            Fuels--0.3%                     90,000   PTT PCL ..........................................      533,089
                                                                                                                        ------------
                                                                                                                             833,128
                            --------------------------------------------------------------------------------------------------------
                            Transportation                  99,000   Bangkok Expressway PCL Foreign Shares ............       50,596
                            Infrastructure--0.0%
                            --------------------------------------------------------------------------------------------------------
                            Wireless Telecommunication      40,000   Advanced Info Service PCL Foreign Shares .........       94,352
                            Services--0.0%
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Thailand                       2,349,181
------------------------------------------------------------------------------------------------------------------------------------
United                      Aerospace & Defense--0.2%       71,788   BAE Systems Plc ..................................      490,939
Kingdom--3.9%               --------------------------------------------------------------------------------------------------------
                            Beverages--0.1%                  4,400   Diageo Plc (a) ...................................      297,220
                            --------------------------------------------------------------------------------------------------------
                            Capital Markets--0.2%           19,755   KKR Private Equity Investors LP (e)(f) ...........      432,634
                            --------------------------------------------------------------------------------------------------------
                            Commercial Banks--1.2%          77,649   Barclays Plc .....................................      882,522
                                                            57,782   HBOS Plc .........................................    1,004,588
                                                            54,700   HSBC Holdings Plc ................................      962,640
                                                            16,768   Royal Bank of Scotland Group Plc .................      551,418
                                                                                                                        ------------
                                                                                                                           3,401,168
                            --------------------------------------------------------------------------------------------------------
                            Diversified Financial           84,040   Guinness Peat Group Plc ..........................      129,218
                            Services--0.1%
                            --------------------------------------------------------------------------------------------------------
                            Food Products--0.2%             13,400   Cadbury Schweppes Plc ............................      520,188
                                                            16,300   RHM Plc ..........................................       86,147
                                                                                                                        ------------
                                                                                                                             606,335
                            --------------------------------------------------------------------------------------------------------
                            Insurance--0.4%                 50,334   Aviva Plc ........................................      712,647
                                                            47,246   Prudential Plc ...................................      533,917
                                                                                                                        ------------
                                                                                                                           1,246,564
                            --------------------------------------------------------------------------------------------------------
                            Media--0.1%                      9,432   NTL, Inc. ........................................      234,857
                            --------------------------------------------------------------------------------------------------------
                            Oil, Gas & Consumable           56,082   BP Plc ...........................................      653,998
                            Fuels--0.3%                      2,000   BP Plc (a) .......................................      139,220
                                                                                                                        ------------
                                                                                                                             793,218
                            --------------------------------------------------------------------------------------------------------
                            Pharmaceuticals--0.1%            5,300   GlaxoSmithKline Plc ..............................      148,118
                            --------------------------------------------------------------------------------------------------------
                            Specialty Retail--0.1%          67,880   Kesa Electricals Plc .............................      362,834
                            --------------------------------------------------------------------------------------------------------
                            Transportation                  20,929   BAA Plc ..........................................      361,159
                            Infrastructure--0.1%
                            --------------------------------------------------------------------------------------------------------
                            Wireless Telecommunication     725,290   Vodafone Group Plc ...............................    1,546,039
                            Services--0.8%                  27,100   Vodafone Group Plc (a) ...........................      577,230
                                                                                                                        ------------
                                                                                                                           2,123,269
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in the United Kingdom            10,627,533
------------------------------------------------------------------------------------------------------------------------------------
United                      Aerospace & Defense--0.1%          100   Boeing Co. .......................................        8,191
States--25.5%                                                2,200   General Dynamics Corp. ...........................      144,012
                                                             3,000   Raytheon Co. .....................................      133,710
                                                                                                                        ------------
                                                                                                                             285,913
                            --------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                                            Shares
Country                     Industry                         Held                      Common Stocks                           Value
------------------------------------------------------------------------------------------------------------------------------------
United States               Air Freight & Logistics--0.1%    2,100   FedEx Corp. ......................................    $ 245,406
(continued)                 --------------------------------------------------------------------------------------------------------
                            Airlines--0.0%                     300   AMR Corp. (f) ....................................        7,626
                            --------------------------------------------------------------------------------------------------------
                            Beverages--0.3%                  8,600   The Coca-Cola Co. ................................      369,972
                                                             7,600   Constellation Brands, Inc. Class A (f) ...........      190,000
                                                             3,600   Molson Coors Brewing Co. Class B .................      244,368
                                                                                                                           ---------
                                                                                                                             804,340
                            --------------------------------------------------------------------------------------------------------
                            Biotechnology--0.0%              1,100   Amgen, Inc. (f) ..................................       71,753
                            --------------------------------------------------------------------------------------------------------
                            Capital Markets--0.5%              200   Ameriprise Financial, Inc. .......................        8,934
                                                             8,600   The Bank of New York Co., Inc. ...................      276,920
                                                               100   The Bear Stearns Cos., Inc. ......................       14,008
                                                               100   Goldman Sachs Group, Inc. ........................       15,043
                                                            33,200   Knight Capital Group, Inc. Class A (f) ...........      505,636
                                                             1,000   Lehman Brothers Holdings, Inc. ...................       65,150
                                                               600   Mellon Financial Corp. ...........................       20,658
                                                            10,500   Morgan Stanley ...................................      663,705
                                                                                                                           ---------
                                                                                                                           1,570,054
                            --------------------------------------------------------------------------------------------------------
                            Chemicals--0.1%                  6,350   E.I. du Pont de Nemours & Co. ....................      264,160
                                                             4,500   Lyondell Chemical Co. ............................      101,970
                                                             1,610   Tronox, Inc. Class B .............................       21,204
                                                                                                                           ---------
                                                                                                                             387,334
                            --------------------------------------------------------------------------------------------------------
                            Commercial Banks--0.4%           8,050   Fifth Third Bancorp ..............................      297,447
                                                             4,400   Wachovia Corp. ...................................      237,952
                                                             7,800   Wells Fargo & Co. ................................      523,224
                                                                                                                           ---------
                                                                                                                           1,058,623
                            --------------------------------------------------------------------------------------------------------
                            Commercial Services &              300   Waste Management, Inc. ...........................       10,764
                            Supplies--0.0%
                            --------------------------------------------------------------------------------------------------------
                            Communications                  59,700   3Com Corp. (f) ...................................      305,664
                            Equipment--1.3%                 95,900   Cisco Systems, Inc. (f) ..........................    1,872,927
                                                             3,400   Comverse Technology, Inc. (f) ....................       67,218
                                                             4,800   Corning, Inc. (f) ................................      116,112
                                                            14,300   Extreme Networks Inc. (f) ........................       59,488
                                                            47,000   JDS Uniphase Corp. (f) ...........................      118,910
                                                            15,600   Lucent Technologies, Inc. (f) ....................       37,752
                                                            40,500   Motorola, Inc. ...................................      816,075
                                                             5,300   Plantronics, Inc. ................................      117,713
                                                             5,100   Tellabs, Inc. (f) ................................       67,881
                                                                                                                           ---------
                                                                                                                           3,579,740
                            --------------------------------------------------------------------------------------------------------
                            Computers &                      9,700   Adaptec, Inc. (f) ................................       42,098
                            Peripherals--0.8%               11,171   Hewlett-Packard Co. ..............................      353,897
                                                            11,200   International Business Machines Corp. ............      860,384
                                                             9,500   Lexmark International, Inc. Class A (f) ..........      530,385
                                                               400   Seagate Technology ...............................        9,056
                                                            92,250   Sun Microsystems, Inc. (f) .......................      382,838
                                                                                                                           ---------
                                                                                                                           2,178,658
                            --------------------------------------------------------------------------------------------------------
                            Construction &                   4,600   Chicago Bridge & Iron Co. NV .....................      111,090
                            Engineering--0.8%               42,006   Foster Wheeler Ltd. (f) ..........................    1,814,659
                                                            11,000   Quanta Services, Inc. (f) ........................      190,630
                                                                                                                           ---------
                                                                                                                           2,116,379
                            --------------------------------------------------------------------------------------------------------
                            Containers &                    13,100   Crown Holdings, Inc. (f) .........................      203,967
                            Packaging--0.1%                 12,100   Smurfit-Stone Container Corp. (f) ................      132,374
                                                                                                                           ---------
                                                                                                                             336,341
                            --------------------------------------------------------------------------------------------------------
                            Diversified Consumer            13,200   Career Education Corp. (f) .......................      394,548
                            Services--0.3%                  32,400   Corinthian Colleges, Inc. (f) ....................      465,264
                                                                                                                           ---------
                                                                                                                             859,812
                            --------------------------------------------------------------------------------------------------------
                            Diversified Financial           15,719   Bank of America Corp. ............................      756,084
                            Services--0.8%                     200   CIT Group, Inc. ..................................       10,458
                                                            29,000   Citigroup, Inc. ..................................    1,398,960
                                                             3,800   JPMorgan Chase & Co. .............................      159,600
                                                               400   Leucadia National Corp. ..........................       11,676
                                                                                                                           ---------
                                                                                                                           2,336,778
                            --------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                                            Shares
Country                     Industry                         Held                      Common Stocks                           Value
------------------------------------------------------------------------------------------------------------------------------------
United States               Diversified Telecommunication   17,300   AT&T, Inc. .......................................   $  482,497
(continued)                 Services--0.7%                   5,700   BellSouth Corp. ..................................      206,340
                                                             7,300   Cincinnati Bell, Inc. (f) ........................       29,930
                                                               912   Embarq Corp. (f) .................................       37,383
                                                             1,400   Qwest Communications International Inc. (f) ......       11,326
                                                            33,500   Verizon Communications, Inc. .....................    1,121,915
                                                                                                                      --------------
                                                                                                                           1,889,391
                            --------------------------------------------------------------------------------------------------------
                            Electric Utilities--0.2%        10,400   Mirant Corp. (f) .................................      278,720
                                                            11,700   PPL Corp. ........................................      377,910
                                                                                                                      --------------
                                                                                                                             656,630
                            --------------------------------------------------------------------------------------------------------
                            Electrical Equipment--0.0%         100   Rockwell Automation, Inc. ........................        7,201
                            --------------------------------------------------------------------------------------------------------
                            Electronic Equipment &           9,700   Sanmina-SCI Corp. (f) ............................       44,620
                            Instruments--0.0%               15,700   Solectron Corp. (f) ..............................       53,694
                                                                                                                      --------------
                                                                                                                              98,314
                            --------------------------------------------------------------------------------------------------------
                            Energy Equipment &               1,200   Baker Hughes, Inc. ...............................       98,220
                            Services--1.2%                   5,500   ENSCO International, Inc. ........................      253,110
                                                            11,514   GlobalSantaFe Corp. ..............................      664,934
                                                             3,625   Halliburton Co. ..................................      269,011
                                                            10,900   Key Energy Services, Inc. (f) ....................      166,225
                                                             4,225   Maverick Tube Corp. (f) ..........................      266,978
                                                             2,900   National Oilwell Varco, Inc. (f) .................      183,628
                                                             3,600   Noble Corp. ......................................      267,912
                                                             6,650   Rowan Cos., Inc. .................................      236,673
                                                             9,850   Schlumberger Ltd. ................................      641,334
                                                             1,875   Tidewater, Inc. ..................................       92,250
                                                             2,050   Transocean, Inc. (f) .............................      164,656
                                                             3,600   Weatherford International Ltd. (f) ...............      178,632
                                                                                                                      --------------
                                                                                                                           3,483,563
                            --------------------------------------------------------------------------------------------------------
                            Food & Staples                   8,500   CVS Corp. ........................................      260,950
                            Retailing--0.3%                  3,972   SUPERVALU Inc. ...................................      121,940
                                                             9,100   Senomyx, Inc. (f) ................................      131,313
                                                             3,600   Wal-Mart Stores, Inc. ............................      173,412
                                                             4,300   Walgreen Co. .....................................      192,812
                                                                                                                      --------------
                                                                                                                             880,427
                            --------------------------------------------------------------------------------------------------------
                            Food Products--0.3%                300   Archer Daniels Midland Co. .......................       12,384
                                                            10,200   ConAgra Foods, Inc. ..............................      225,522
                                                             7,900   Corn Products International, Inc. ................      241,740
                                                             3,400   Ralcorp Holdings, Inc. (f) .......................      144,602
                                                             7,600   Sara Lee Corp. ...................................      121,752
                                                                                                                      --------------
                                                                                                                             746,000
                            --------------------------------------------------------------------------------------------------------
                            Health Care Equipment &          5,600   Bausch & Lomb, Inc. ..............................      274,624
                            Supplies--0.2%                   5,600   Baxter International, Inc. .......................      205,856
                                                             3,500   Boston Scientific Corp. (f) ......................       58,940
                                                                                                                      --------------
                                                                                                                             539,420
                            --------------------------------------------------------------------------------------------------------
                            Health Care Providers &          6,800   Aetna, Inc. ......................................      271,524
                            Services--0.9%                   2,800   AmerisourceBergen Corp. ..........................      117,376
                                                               100   Cardinal Health, Inc. ............................        6,433
                                                             1,500   Cigna Corp. ......................................      147,765
                                                             7,700   HCA, Inc. ........................................      332,255
                                                             2,000   Health Management Associates, Inc. Class A .......       39,420
                                                            17,300   HealthSouth Corp. (f) ............................       66,605
                                                             4,400   Humana, Inc. (f) .................................      236,280
                                                             4,700   Manor Care, Inc. .................................      220,524
                                                             3,800   Medco Health Solutions, Inc. (f) .................      217,664
                                                            13,800   Tenet Healthcare Corp. (f) .......................       96,324
                                                             3,450   Triad Hospitals, Inc. (f) ........................      136,551
                                                             7,600   UnitedHealth Group, Inc. .........................      340,328
                                                             3,900   WellPoint, Inc. (f) ..............................      283,803
                                                                                                                      --------------
                                                                                                                           2,512,852
                            --------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                                            Shares
Country                     Industry                         Held                      Common Stocks                           Value
------------------------------------------------------------------------------------------------------------------------------------
United States               Hotels, Restaurants &              200   Darden Restaurants, Inc. .........................   $    7,880
(continued)                 Leisure--0.4%                   24,700   McDonald's Corp. .................................      829,920
                                                             2,000   Panera Bread Co. Class A (f) .....................      134,480
                                                               300   Starbucks Corp. (f) ..............................       11,328
                                                             3,300   Wendy's International, Inc. ......................      192,357
                                                                                                                          ----------
                                                                                                                           1,175,965
                            --------------------------------------------------------------------------------------------------------
                            Household Products--0.1%         4,000   Procter & Gamble Co. .............................      222,400
                            --------------------------------------------------------------------------------------------------------
                            IT Services--0.1%                  300   Accenture Ltd. Class A ...........................        8,496
                                                             4,400   Automatic Data Processing, Inc. ..................      199,540
                                                                                                                          ----------
                                                                                                                             208,036
                            --------------------------------------------------------------------------------------------------------
                            Independent Power               15,400   The AES Corp. (f) ................................      284,130
                            Producers & Energy              18,400   Dynegy, Inc. Class A (f) .........................      100,648
                            Traders--0.2%                    4,000   TXU Corp. ........................................      239,160
                                                                                                                          ----------
                                                                                                                             623,938
                            --------------------------------------------------------------------------------------------------------
                            Industrial                      76,900   General Electric Co. .............................    2,534,624
                            Conglomerates--1.6%             28,250   McDermott International, Inc. (f) ................    1,284,527
                                                               100   Textron, Inc. ....................................        9,218
                                                            28,832   Tyco International Ltd. ..........................      792,880
                                                                                                                          ----------
                                                                                                                           4,621,249
                            --------------------------------------------------------------------------------------------------------
                            Insurance--2.2%                 11,100   ACE Ltd. .........................................      561,549
                                                             6,500   The Allstate Corp. ...............................      355,745
                                                            32,700   American International Group, Inc. ...............    1,930,935
                                                             4,200   Assurant, Inc. ...................................      203,280
                                                             3,100   Bristol West Holdings, Inc. ......................       49,600
                                                               200   Chubb Corp. ......................................        9,980
                                                             2,400   Darwin Professional Underwriters, Inc. (f) .......       42,384
                                                            14,400   Endurance Specialty Holdings Ltd. ................      460,800
                                                             1,300   Hartford Financial Services Group, Inc. ..........      109,980
                                                             6,000   IPC Holdings, Ltd. ...............................      147,960
                                                               200   Lincoln National Corp. ...........................       11,288
                                                             3,200   Marsh & McLennan Cos., Inc. ......................       86,048
                                                            11,900   Platinum Underwriters Holdings Ltd. ..............      332,962
                                                             1,300   Prudential Financial, Inc. .......................      101,010
                                                             6,200   RenaissanceRe Holdings Ltd. ......................      300,452
                                                            14,622   The St. Paul Travelers Cos., Inc. ................      651,849
                                                               200   W.R. Berkley Corp. ...............................        6,826
                                                            14,400   XL Capital Ltd. Class A ..........................      882,720
                                                                                                                          ----------
                                                                                                                           6,245,368
                            --------------------------------------------------------------------------------------------------------
                            Internet & Catalog               3,500   Liberty Media Holding Corp.--Interactive (f) .....       60,410
                            Retail--0.0%
                            --------------------------------------------------------------------------------------------------------
                            Internet Software &              4,800   eBay, Inc. (f) ...................................      140,592
                            Services--0.0%
                            --------------------------------------------------------------------------------------------------------
                            Leisure Equipment &              8,300   Mattel, Inc. .....................................      137,033
                            Products--0.1%
                            --------------------------------------------------------------------------------------------------------
                            Life Sciences Tools &            2,800   Waters Corp. (f) .................................      124,320
                            Services--0.0%
                            --------------------------------------------------------------------------------------------------------
                            Machinery--0.1%                  3,900   Commercial Vehicle Group, Inc. (f) ...............       80,652
                                                               100   Cummins, Inc. ....................................       12,225
                                                             7,600   Navistar International Corp. (f) .................      187,036
                                                                                                                          ----------
                                                                                                                             279,913
                            --------------------------------------------------------------------------------------------------------
                            Media--0.4%                      4,627   CBS Corp. Class B ................................      125,160
                                                            15,545   Comcast Corp. Class A (f) ........................      508,943
                                                             1,380   Discovery Holding Co. (f) ........................       20,189
                                                             1,958   Liberty Global, Inc. (f) .........................       42,097
                                                             1,986   Liberty Global, Inc. Series C (f) ................       40,852
                                                               700   Liberty Media Holding Corp.--Capital (f) .........       58,639
                                                               200   The McGraw-Hill Cos., Inc. .......................       10,046
                                                            10,900   Time Warner, Inc. ................................      188,570
                                                             3,100   Tribune Co. ......................................      100,533
                                                             4,627   Viacom, Inc. Class B (f) .........................      165,832
                                                               300   Walt Disney Co. ..................................        9,000
                                                                                                                          ----------
                                                                                                                           1,269,861
                            --------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                                            Shares
Country                     Industry                         Held                      Common Stocks                           Value
------------------------------------------------------------------------------------------------------------------------------------
United States               Metals & Mining--0.8%            4,900   AK Steel Holding Corp. (f) ....................... $     67,767
(continued)                                                 28,600   Alcoa, Inc. ......................................      925,496
                                                               100   Allegheny Technologies, Inc. .....................        6,924
                                                             5,800   Freeport-McMoRan Copper & Gold, Inc. Class B .....      321,378
                                                             5,900   Inco Ltd. ........................................      388,810
                                                             3,900   Newmont Mining Corp. .............................      206,427
                                                               200   Nucor Corp. ......................................       10,850
                                                             1,200   Southern Copper Corp. ............................      106,956
                                                             1,300   United States Steel Corp. ........................       91,156
                                                                                                                        ------------
                                                                                                                           2,125,764
                            --------------------------------------------------------------------------------------------------------
                            Multi-Utilities--0.0%              200   PG&E Corp. .......................................        7,856
                            --------------------------------------------------------------------------------------------------------
                            Multiline Retail--0.0%             100   JC Penney Co., Inc. ..............................        6,751
                                                               200   Nordstrom, Inc. ..................................        7,300
                                                               100   Sears Holdings Corp. (f) .........................       15,484
                                                                                                                        ------------
                                                                                                                              29,535
                            --------------------------------------------------------------------------------------------------------
                            Oil, Gas & Consumable            1,500   Alon USA Energy, Inc. ............................       47,205
                            Fuels--3.9%                      7,400   Arch Coal, Inc. ..................................      313,538
                                                            13,826   Chevron Corp. ....................................      858,041
                                                            11,558   ConocoPhillips ...................................      757,396
                                                             2,800   Consol Energy, Inc. ..............................      130,816
                                                             3,974   Devon Energy Corp. ...............................      240,069
                                                            90,100   El Paso Corp. ....................................    1,351,500
                                                            43,043   Exxon Mobil Corp. ................................    2,640,688
                                                             9,300   Foundation Coal Holdings, Inc. ...................       36,449
                                                             4,800   Hess Corp. .......................................      253,680
                                                            20,000   International Coal Group, Inc. (f) ...............      143,800
                                                               600   James River Coal Co. (f) .........................       15,894
                                                            18,776   Kerr-McGee Corp. .................................    1,302,116
                                                             9,100   Marathon Oil Corp. ...............................      758,030
                                                             5,900   Murphy Oil Corp. .................................       29,574
                                                             3,150   Noble Energy, Inc. ...............................      147,609
                                                             5,500   Occidental Petroleum Corp. .......................      564,025
                                                             5,500   Pogo Producing Co. ...............................      253,550
                                                             9,600   Rosetta Resources, Inc. (e)(f) ...................      159,552
                                                             4,350   Stone Energy Corp. (f) ...........................      202,493
                                                             1,100   Williams Cos., Inc. ..............................       25,696
                                                                                                                        ------------
                                                                                                                          10,931,721
                            --------------------------------------------------------------------------------------------------------
                            Paper & Forest                   8,400   Bowater, Inc. ....................................      191,100
                            Products--0.2%                  11,100   International Paper Co. ..........................      358,530
                                                                                                                        ------------
                                                                                                                             549,630
                            --------------------------------------------------------------------------------------------------------
                            Personal Products--0.1%          6,500   Avon Products, Inc. ..............................      201,500
                            --------------------------------------------------------------------------------------------------------
                            Pharmaceuticals--1.8%            9,200   Abbott Laboratories ..............................      401,212
                                                             5,000   Andrx Corp. (f) ..................................      115,950
                                                            18,500   Bristol-Myers Squibb Co. .........................      478,410
                                                             5,800   Eli Lilly & Co. ..................................      320,566
                                                            22,100   Johnson & Johnson ................................    1,324,232
                                                            17,200   Merck & Co., Inc. ................................      626,596
                                                            41,850   Pfizer, Inc. .....................................      982,219
                                                             9,400   Schering-Plough Corp. ............................      178,882
                                                            13,300   Valeant Pharmaceuticals International ............      225,036
                                                             2,400   Watson Pharmaceuticals, Inc. (f) .................       55,872
                                                             8,200   Wyeth ............................................      364,162
                                                                                                                        ------------
                                                                                                                           5,073,137
                            --------------------------------------------------------------------------------------------------------
                            Real Estate Investment           3,500   Aames Investment Corp. ...........................       17,465
                            Trusts (REITs)--0.2%            41,355   Friedman Billings Ramsey Group, Inc. Class A .....      453,664
                                                             1,351   ProLogis .........................................       70,414
                                                             2,917   Ventas, Inc. .....................................       98,828
                                                                                                                        ------------
                                                                                                                             640,371
                            --------------------------------------------------------------------------------------------------------
                            Road & Rail--0.9%               18,100   CSX Corp. ........................................    1,274,964
                                                             7,200   Norfolk Southern Corp. ...........................      383,184
                                                             9,100   Union Pacific Corp. ..............................      845,936
                                                                                                                        ------------
                                                                                                                           2,504,084
                            --------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                                            Shares
Country                     Industry                         Held                      Common Stocks                           Value
------------------------------------------------------------------------------------------------------------------------------------
United States               Semiconductors &                   300   Advanced Micro Devices, Inc. (f) ................. $      7,326
(concluded)                 Semiconductor                    5,186   gere Systems, Inc. (f) ...........................       76,234
                            Equipment--0.2%                  7,400   Cirrus Logic, Inc. (f) ...........................       60,236
                                                               300   Freescale Semiconductor, Inc. Class B (f) ........        8,820
                                                             8,100   Genesis Microchip, Inc. (f) ......................       93,636
                                                            16,600   Intel Corp. ......................................      314,570
                                                               500   Micron Technology, Inc. (f) ......................        7,530
                                                               400   Nvidia Corp. (f) .................................        8,516
                                                             3,900   Photronics, Inc. (f) .............................       57,720
                                                                                                                        ------------
                                                                                                                             634,588
                            --------------------------------------------------------------------------------------------------------
                            Software--1.4%                  55,435   CA, Inc. .........................................    1,139,189
                                                            81,900   Microsoft Corp. ..................................    1,908,270
                                                            87,800   Novell, Inc. (f) .................................      582,114
                                                             8,500   Symantec Corp. (f) ...............................      132,090
                                                            22,400   TIBCO Software, Inc. (f) .........................      157,920
                                                                                                                        ------------
                                                                                                                           3,919,583
                            --------------------------------------------------------------------------------------------------------
                            Specialty Retail--0.1%             200   Best Buy Co., Inc. ...............................       10,968
                                                               400   Circuit City Stores, Inc. ........................       10,888
                                                               300   Limited Brands ...................................        7,677
                                                               300   Office Depot, Inc. (f) ...........................       11,400
                                                            11,800   Pier 1 Imports, Inc. .............................       82,364
                                                             4,300   RadioShack Corp. .................................       60,200
                                                               400   Staples, Inc. ....................................        9,728
                                                                                                                        ------------
                                                                                                                             193,225
                            --------------------------------------------------------------------------------------------------------
                            Textiles, Apparel &             37,700   Unifi, Inc. (f) ..................................      109,330
                            Luxury Goods--0.0%
                            --------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage               5,425   Fannie Mae .......................................      260,943
                            Finance--0.2%                    5,575   Washington Mutual, Inc. ..........................      254,109
                                                                                                                        ------------
                                                                                                                             515,052
                            --------------------------------------------------------------------------------------------------------
                            Tobacco--0.3%                   33,800   Alliance One International, Inc. .................      150,072
                                                             8,000   Altria Group, Inc. ...............................      587,440
                                                               200   Loews Corp.--Carolina Group ......................       10,274
                                                               100   Reynolds American, Inc. ..........................       11,530
                                                                                                                        ------------
                                                                                                                             759,316
                            --------------------------------------------------------------------------------------------------------
                            Transportation                  29,000   Macquarie Infrastructure Co. Trust ...............      800,110
                            Infrastructure--0.3%
                            --------------------------------------------------------------------------------------------------------
                            Wireless Telecommunication       8,000   Alltel Corp. .....................................      510,640
                            Services--0.1%                  39,050   Sprint Nextel Corp. ..............................      780,610
                                                                                                                        ------------
                                                                                                                           1,291,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in the United States             72,058,456
------------------------------------------------------------------------------------------------------------------------------------
Vietnam--0.1%               Diversified Financial          301,200   Vietnam Enterprise Investments Ltd. ..............      301,200
                            Services--0.1%
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Vietnam                          301,200
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks
                                                                     (Cost--$131,601,392)--59.7%                         168,175,707
------------------------------------------------------------------------------------------------------------------------------------

                                                                            Exchange-Traded Funds
------------------------------------------------------------------------------------------------------------------------------------
South Korea--0.0%                                            2,000   iShares MSCI South Korea Index Fund ..............       90,140
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Exchange-Traded Funds
                                                                     (Cost--$83,360)--0.0%                                    90,140
------------------------------------------------------------------------------------------------------------------------------------

                                                                                Mutual Funds
------------------------------------------------------------------------------------------------------------------------------------
Vietnam--0.1%                                               42,418   Vietnam Enterprise Investments Ltd.
                                                                        Redeemable Shares (f) .........................      112,408
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Mutual Funds (Cost--$50,000)--0.1%                112,408
------------------------------------------------------------------------------------------------------------------------------------

                                                                              Preferred Stocks
------------------------------------------------------------------------------------------------------------------------------------
Australia--0.2%             Commercial Banks--0.2%          12,200   National Australia Bank Ltd., 7.875% (k) .........      518,378
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Preferred Stocks in Australia                     518,378
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                                            Shares
Country                     Industry                         Held                      Preferred Stocks                     Value
------------------------------------------------------------------------------------------------------------------------------------
United States--0.5%         Insurance--0.1%                  1,500   IPC Holdings, Ltd., 7.25% (k) .................... $     36,938
                                                             8,100   MetLife, Inc. Series B, 6.375% (k) ...............      223,317
                                                             8,000   XL Capital Ltd., 6.50% (k) .......................      166,960
                                                                                                                        ------------
                                                                                                                             427,215
                            --------------------------------------------------------------------------------------------------------
                            Oil, Gas & Consumable              190   El Paso Corp., 4.99% (k) .........................      245,433
                            Fuels--0.1%
                            --------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage                   9   Fannie Mae Series 2004-1, 5.375% (k) .............      834,273
                            Finance--0.3%
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Preferred Stocks in the United States           1,506,921
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Preferred Stocks (Cost--$1,892,639)--0.7%       2,025,299
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Warrants (d)
------------------------------------------------------------------------------------------------------------------------------------
United                      Capital Markets--0.0%           77,000   Deutsche Bank AG expires 9/15/2006 ...............       17,802
Kingdom--0.0%
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Warrants in the United Kingdom                     17,802
------------------------------------------------------------------------------------------------------------------------------------
United States--0.0%         Communications                   6,168   Lucent Technologies, Inc. (expires 12/10/2007) ...        1,604
                            Equipment--0.0%
                            --------------------------------------------------------------------------------------------------------
                            Diversified Telecommunication            AboveNet, Inc.:
                            Services--0.0%                     302     expires 9/08/2008 ..............................        2,718
                                                               355     expires 9/08/2010 ..............................        3,195
                                                                                                                        ------------
                                                                                                                               5,913
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Warrants in the United States                       7,517
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Warrants (Cost--$137,342)--0.0%                    25,319
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Fixed Income Securities
------------------------------------------------------------------------------------------------------------------------------------
                                                              Face
                                                              Amount                  Corporate Bonds
------------------------------------------------------------------------------------------------------------------------------------
Brazil--0.1%                Commercial               USD   100,000   Banco Nacional de Desenvolvimento Economico
                            Banks--0.0%                                 e Social, 5.873% due 6/16/2008 (b) ............       98,150
                            --------------------------------------------------------------------------------------------------------
                            Food Products--0.1%            150,000   Cosan SA Industria e Comercio,
                                                                        9% due 11/01/2009 (e) .........................      156,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Corporate Bonds in Brazil ..................      254,900
------------------------------------------------------------------------------------------------------------------------------------
Canada--0.1%                Metals & Mining--0.0%           30,000   Bema Gold Corp., 3.25% due 2/25/2011 (k) .........       35,931
                            --------------------------------------------------------------------------------------------------------
                            Wireless                                 Rogers Wireless Communications, Inc.:
                            Telecommunication              200,000      8.454% due 12/15/2010 (b) .....................      205,750
                            Services--0.1%           CAD   100,000      7.625% due 12/15/2011 .........................       93,966
                                                                                                                        ------------
                                                                                                                             299,716
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Corporate Bonds in Canada                         335,647
------------------------------------------------------------------------------------------------------------------------------------
Chile--0.3%                 Electric Utilities--0.3% USD 1,023,822   Empresa Electrica del Norte Grande SA,
                                                                        5% due 11/05/2017 (o) .........................      921,440
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Corporate Bonds in Chile                          921,440
------------------------------------------------------------------------------------------------------------------------------------
China--0.1%                 Industrial                     305,000   Beijing Enterprises Investment Ltd.,
                            Conglomerates--0.1%                         0% due 12/21/2010 (k)(m) ......................      333,213
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Corporate Bonds in China                          333,213
------------------------------------------------------------------------------------------------------------------------------------
Europe--1.1%                Commercial                               European Investment Bank:
                            Banks--1.1%              EUR 1,400,000      4% due 1/15/2007 ..............................    1,795,717
                                                     BRL   500,000      0% due 5/01/2008 (m) ..........................      176,735
                                                         1,850,425      0% due 9/12/2008 (e)(m) .......................      619,817
                                                         2,200,000      0% due 9/21/2010 (e)(m) .......................      551,990
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Corporate Bonds in Europe                       3,144,259
------------------------------------------------------------------------------------------------------------------------------------
France--1.0%                Commercial                               ERAP:
                            Banks--1.0%              EUR 1,050,000      2.875% due 7/12/2006 ..........................    1,342,521
                                                         1,050,000      3.375% due 4/25/2008 ..........................    1,337,806
                                                                                                                        ------------
                                                                                                                           2,680,327
                            --------------------------------------------------------------------------------------------------------
                            Software--0.0%                  39,900   Infogrames Entertainment SA Series WW,
                                                                        4% due 4/01/2009 (k) ..........................       20,637
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Corporate Bonds in France                       2,700,964
------------------------------------------------------------------------------------------------------------------------------------
Germany--1.4%               Commercial                               KfW--Kreditanstalt fuer Wiederaufbau:
                            Banks--1.4%              GBP   175,000      4.80% due 10/27/2006 ..........................      323,575
                                                     EUR 1,050,000      3.125% due 11/15/2006 .........................    1,341,435
                                                     GBP   250,000      5.375% due 12/07/2007 .........................      464,977

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                                            Face
Country                     Industry                       Amount                      Corporate Bonds                         Value
------------------------------------------------------------------------------------------------------------------------------------
Germany                     Commercial                               KFW-Kreditanstalt Fuel Wiederaufbau:
(concluded)                 Banks                   GBP    250,000     4.50% due 12/07/2008 ...........................    $ 456,668
                            (concluded)             EUR    750,000     4.25% due 7/04/2014 ............................      968,584
                                                    JPY 50,000,000   Norddeutsche Landesbank Girozentrale,
                                                                        0.45% due 1/19/2009 ...........................      432,600
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Corporate Bonds in Germany                      3,987,839
------------------------------------------------------------------------------------------------------------------------------------
Hong Kong--0.2%             Industrial              USD    250,000   Hutchison Whampoa International Ltd.,
                            Conglomerates--0.1%                         5.45% due 11/24/2010 ..........................      244,065
                            --------------------------------------------------------------------------------------------------------
                            Real Estate                    200,000   Hongkong Land CB 2005 Ltd.,
                            Management &                                2.75% due 12/21/2012 (k) ......................      219,750
                            Development--0.1%
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Corporate Bonds in Hong Kong                      463,815
------------------------------------------------------------------------------------------------------------------------------------
India--0.6%                 Automobiles--0.3%                        Tata Motors Ltd. (k):
                                                           200,000      1% due 7/31/2008 (e) ..........................      614,000
                                                           120,000      Series 2, 1% due 4/27/2011 ....................      136,944
                                                                                                                        ------------
                                                                                                                             750,944
                            --------------------------------------------------------------------------------------------------------
                            Media--0.2%                    570,000   Zee Telefilms Ltd., 0.50% due 4/29/2009 (k) ......      598,500
                            --------------------------------------------------------------------------------------------------------
                            Metals & Mining--0.0%          100,000   Gujarat NRE Coke Ltd., 0%
                                                                        due 4/12/2011 (k)(m) ..........................       89,000
                            --------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage             200,000   Housing Development Finance Corp.,
                            Finance--0.1%                               0% due 9/27/2010 (k)(m) .......................      212,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Corporate Bonds in India                        1,650,444
------------------------------------------------------------------------------------------------------------------------------------
Japan--0.5%                 Commercial              JPY 32,000,000   The Bank of Kyoto Ltd. Series 1,
                            Banks--0.5%                                1.90% due 9/30/2009 (k) ........................      544,460
                                                        75,000,000   International Bank for Reconstruction
                                                                        & Development Series 670, 2% due 2/18/2008 ....      668,528
                                                         6,000,000   The Mie Bank Ltd., 1% due 10/31/2011 (k) .........       64,821
                                                                                                                        ------------
                                                                                                                           1,277,809
                            --------------------------------------------------------------------------------------------------------
                            Insurance--0.0%             10,000,000   ASIF II, 1.20% due 3/20/2008 .....................       87,731
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Corporate Bonds in Japan                        1,365,540
------------------------------------------------------------------------------------------------------------------------------------
Malaysia--0.3%              Diversified Financial   USD    300,000   Feringghi Capital Ltd., 0% due 12/22/2009 (k)(m) .      310,500
                            Services--0.2%          MYR    825,000   Johor Corp., 1% due 7/31/2009 ....................      249,218
                                                                                                                             -------
                                                                                                                             559,718
                            --------------------------------------------------------------------------------------------------------
                            Electric Utilities--    USD    130,000   TNB Capital (L) Ltd., 2.625% due 11/20/2007 (k) ..      149,175
                            0.0%
                            --------------------------------------------------------------------------------------------------------
                            Food Products--0.0%             50,000   IOI Investment Bhd, 0% due 9/18/2009 (k)(m) ......       66,048
                            --------------------------------------------------------------------------------------------------------
                            Multi-Utilities--0.1%          200,000   YTL Power Finance Cayman Ltd.,
                                                                        0% due 5/09/2010 (k)(m) .......................      208,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Corporate Bonds in Malaysia                       983,691
------------------------------------------------------------------------------------------------------------------------------------
Mexico--0.1%                Household Durables--0.1%       215,000   Vitro Envases Norteamerica SA de CV,
                                                                        11.03% due 7/23/2011 (e) ......................      221,450
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Corporate Bonds in Mexico                         221,450
------------------------------------------------------------------------------------------------------------------------------------
Netherlands--0.3%           Semiconductors &                         ASM International NV (k):
                            Semiconductor                   30,000      4.25% due 12/06/2011 ..........................       28,733
                            Equipment--0.3%                100,000      4.25% due 12/06/2011 (e) ......................       96,625
                                                    EUR    550,000   Infineon Technologies Holding BV,
                                                                        4.25% due 2/06/2007 (k) .......................      703,262
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Corporate Bonds in the Netherlands                828,620
------------------------------------------------------------------------------------------------------------------------------------
Singapore--0.0%             Industrial              USD     60,000   Noble Group Ltd., 0.90% due 4/20/2009 (k) ........       59,250
                            Conglomerates--0.0%
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Corporate Bonds in Singapore                       59,250
------------------------------------------------------------------------------------------------------------------------------------
South Korea--0.1%           Wireless Telecommunication     350,000   LG Telecom Ltd., 8.25% due 7/15/2009 (e) .........      360,500
                            Services--0.1%
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Corporate Bonds in South Korea                    360,500
------------------------------------------------------------------------------------------------------------------------------------
Sweden--0.1%                Diversified Financial   TRY    503,625   Svensk Exportkredit AB, 10.50% due 9/29/2015 .....      225,102
                            Services--0.1%
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Corporate Bonds in Sweden                         225,102
------------------------------------------------------------------------------------------------------------------------------------
Taiwan--0.3%                Capital Markets--0.2%   USD    600,000   UBS AG, Jersey Branch,
                                                                        0% due 12/01/2010 (m) .........................      600,000
                            --------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                                            Face
Country                     Industry                       Amount                      Corporate Bonds                         Value
------------------------------------------------------------------------------------------------------------------------------------
Taiwan                      Construction            USD    250,000   Taiwan Cement Corp., 0%
(concluded)                 Materials--0.1%                             due 3/03/2009 (k)(m) ..........................    $ 304,201
                            --------------------------------------------------------------------------------------------------------
                            Insurance--0.0%                 20,000   Shin Kong Financial Holding Co. Ltd.,
                                                                        0% due 6/17/2009 (k)(m) .......................       22,750
                            --------------------------------------------------------------------------------------------------------
                                                                     Total Corporate Bonds in Taiwan                         926,951
------------------------------------------------------------------------------------------------------------------------------------
United                      Commercial              GBP     90,000   International Bank for Reconstruction &
Kingdom--0.1%               Banks--0.1%                                 Development, 7.125% due 7/30/2007 .............      170,635
                            --------------------------------------------------------------------------------------------------------
                                                                     Total Corporate Bonds in the United Kingdom             170,635
------------------------------------------------------------------------------------------------------------------------------------
United States--1.6%         Aerospace &             USD     90,000   GenCorp, Inc., 5.75% due 4/15/2007 (k) ...........       95,287
                            Defense--0.0%
                            --------------------------------------------------------------------------------------------------------
                            Airlines--0.0%                 136,210   Northwest Airlines, Inc. Series 1999-3-B,
                                                                        9.485% due 10/01/2016 (h) .....................       29,966
                            --------------------------------------------------------------------------------------------------------
                            Biotechnology--0.1%             60,000   Cell Genesys, Inc., 3.125% due 11/01/2011 (k) ....       46,125
                                                            80,000   Nabi Biopharmaceuticals, 2.875%
                                                                        due 4/15/2025 (k) .............................       66,800
                                                                                                                        ------------
                                                                                                                             112,925
                            --------------------------------------------------------------------------------------------------------
                            Communications                 155,000   Lucent Technologies, Inc.,
                            Equipment--0.1%                             8% due 8/01/2031 (k) ..........................      155,387
                            --------------------------------------------------------------------------------------------------------
                            Containers &                   150,000   Crown Cork & Seal Co., Inc., 7.50%
                            Packaging--0.1%                             due 12/15/2096 ................................      119,250
                            --------------------------------------------------------------------------------------------------------
                            Diversified Financial   JPY 25,000,000   General Electric Capital Corp., 1.40%
                            Services--0.1%                              due 11/02/2006 ................................      219,445
                                                    USD     85,000   Triad Acquisition Corp. Series B,
                                                                        11.125% due 5/01/2013 .........................       83,725
                                                                                                                        ------------
                                                                                                                             303,170
                            --------------------------------------------------------------------------------------------------------
                            Health Care Providers          200,000   Tenet Healthcare Corp., 9.25%
                            & Services--0.1%                            due 2/01/2015 (e) .............................      196,500
                            --------------------------------------------------------------------------------------------------------
                            Hotels, Restaurants            100,000   Uno Restaurant Corp., 10% due 2/15/2011 (e) ......       76,500
                            & Leisure--0.0%
                            --------------------------------------------------------------------------------------------------------
                            Independent Power       GBP     84,000   The AES Corp., 8.375% due 3/01/2011 ..............      155,363
                            Producers & Energy      USD    140,000   Calpine Corp., 8.75% due 7/15/2013 (e)(h) ........      131,600
                            Traders--0.5%                            Calpine Generating Co. LLC (b):
                                                           720,000      9.096% due 4/01/2009 ..........................      737,100
                                                           400,000      11.096% due 4/01/2010 .........................      415,000
                                                                                                                        ------------
                                                                                                                           1,439,063
                            --------------------------------------------------------------------------------------------------------
                            Insurance--0.1%                 97,000   Fortis Insurance NV, 7.75% due 1/26/2008 (e)(k) ..      125,400
                            --------------------------------------------------------------------------------------------------------
                            Oil, Gas & Consumable                    McMoRan Exploration Co. (k):
                            Fuels--0.1%                    200,000      5.25% due 10/06/2011 ..........................      241,000
                                                           125,000      5.25% due 10/06/2011 (e) ......................      150,625
                                                                                                                             391,625
                            --------------------------------------------------------------------------------------------------------
                            Paper & Forest                 475,000   Mandra Forestry, 12% due 5/15/2013 (e)(n) ........      365,750
                            Products--0.1%
                            --------------------------------------------------------------------------------------------------------
                            Semiconductors &               370,000   Conexant Systems, Inc., 4% due 2/01/2007 (k) .....      363,988
                            Semiconductor                  250,000   LSI Logic Corp., 4% due 11/01/2006 (k) ...........      247,500
                            Equipment--0.2%                                                                             ------------
                                                                                                                             611,488
                            --------------------------------------------------------------------------------------------------------
                            Specialty Retail--0.0%          40,000   General Nutrition Centers, Inc.,
                                                                        8.625% due 1/15/2011 ..........................       40,050
                            --------------------------------------------------------------------------------------------------------
                            Wireless Telecommunication     350,000   Nextel Communications, Inc., 5.25%
                            Services--0.1%                              due 1/15/2010 (k) .............................      338,187
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Corporate Bonds in the United States            4,400,548
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Corporate Bonds
                                                                     (Cost--$22,199,192)--8.3%                            23,334,808
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Floating Rate Loan Interests (l)
------------------------------------------------------------------------------------------------------------------------------------
Mexico--0.1%                Household Durables--0.1%       183,667   Vitro Envases Norteamerica SA de CV
                                                                     Term Loan, 10.08% due 2/23/2010 ..................      185,504
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Floating Rate Loan Interests in Mexico            185,504
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                                            Face
Country                     Industry                       Amount               Floating Rate Loan Interests (l)               Value
------------------------------------------------------------------------------------------------------------------------------------
United States--0.0%         Textiles, Apparel &     USD    206,577   Galey & Lord, Inc. Term Loan, 10.17%
                            Luxury Goods--0.0%                          due 7/31/2009 (h) .............................  $     6,197
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Floating Rate Loan Interests in the United States   6,197
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Floating Rate Loan Interests
                                                                     (Cost--$322,097)--0.1% ...........................      191,701
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Foreign Government Obligations
------------------------------------------------------------------------------------------------------------------------------------
                                                    EUR    375,000   Caisse d'Amortissement de la Dette Sociale,
                                                                        4% due 10/25/2014 .............................      474,907
                                                    CAD    895,000   Canadian Government Bond, 4% due 9/01/2010 .......      790,418
                                                    EUR  3,000,000   Deutsche Bundesrepublik Series 00,
                                                                        5.25% due 1/04/2011 ...........................    4,055,415
                                                                     Hong Kong Government Bond:
                                                    HKD  6,000,000      4.23% due 3/21/2011 ...........................      758,389
                                                        12,250,000      4.57% due 6/13/2011 ...........................    1,568,656
                                                    ISK 27,000,000   Iceland Rikisbref, 7.25% due 5/17/2013 ...........      323,268
                                                    JPY 50,000,000   Italy Government International Bond,
                                                                        0.375% due 10/10/2006 .........................      437,573
                                                                     Malaysia Government Bond:
                                                    MYR  2,900,000      3.756% due 4/28/2011 ..........................      760,738
                                                         3,250,000   Series 386X, 8.60% due 12/01/2007 ................      938,158
                                                    EUR    475,000   Netherlands Government Bond,
                                                                        3.75% due 7/15/2014 ...........................      597,437
                                                    NZD    425,000   New Zealand Government Bond Series 216,
                                                                        4.50% due 2/14/2016 ...........................      352,071
                                                    PLN  2,250,000   Poland Government Bond, 3% due 8/24/2016 .........      714,751
                                                    SEK  7,875,000   Sweden Government Bond Series 3101,
                                                                        4% due 12/01/2008 .............................    1,344,887
                                                    EUR  1,050,000   Unedic, 3.50% due 9/18/2008 ......................    1,336,466
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Foreign Government Obligations
                                                                     (Cost--$13,251,350)--5.1%                            14,453,134
------------------------------------------------------------------------------------------------------------------------------------
                                                                        U.S. Goverment & Agency Obligations
------------------------------------------------------------------------------------------------------------------------------------
                                                    USD  1,275,000   Freddie Mac, 5.48% due 5/16/2008 .................    1,270,416
                                                                     U.S. Treasury Inflation Indexed Bonds:
                                                         3,562,156      0.875% due 4/15/2010 ..........................    3,360,253
                                                         6,952,065      2.375% due 4/15/2011 ..........................    6,924,639
                                                         4,917,075      1.875% due 7/15/2015 (c) ......................    4,766,067
                                                        10,733,704      2% due 1/15/2016 ..............................    9,944,280
                                                                     U.S. Treasury Notes:
                                                         2,500,000      3.625% due 4/30/2007 ..........................    2,466,015
                                                           500,000      3.50% due 5/31/2007 ...........................      492,071
                                                           675,000      4.375% due 12/31/2007 .........................      666,958
                                                           650,000      4.875% due 4/30/2008 ..........................      646,471
                                                           500,000      4% due 6/15/2009 ..............................      484,629
                                                         4,800,000      4.875% due 5/31/2011 ..........................    4,751,251
                                                         2,700,000      4.25% due 11/15/2014 ..........................    2,539,266
                                                           550,000      4.50% due 11/15/2015 ..........................      523,875
                                                         2,250,000      5.125% due 5/15/2016 ..........................    2,247,363
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total U.S. Goverment & Agency Obligations
                                                                     (Cost--$41,505,670)--14.5%                           41,083,554
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Structured Notes
------------------------------------------------------------------------------------------------------------------------------------
Brazil--0.9%                                                         JPMorgan Chase Bank Structured Notes
                                                                     (NTN-B Linked Notes):
                                                    BRL  4,989,303      6% due 8/15/2010 ..............................    2,019,489
                                                         1,108,182      6% due 8/17/2010 ..............................      448,552
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Structured Notes in Brazil                      2,468,041
------------------------------------------------------------------------------------------------------------------------------------
Germany--0.4%                                       USD  1,250,000   Goldman Sachs & Co. (DAX Linked Notes):
                                                                        0% due 10/19/2007 .............................    1,170,164
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Structured Notes in Germany                     1,170,164
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                                            Face
Country                                                    Amount               Structured Notes                              Value
-----------------------------------------------------------------------------------------------------------------------------------
Japan--1.7%                                                          Goldman Sachs & Co. (TOPIX Linked Notes):
                                                    USD  1,300,000      0% due 7/30/2007 .............................. $ 1,430,792
                                                         1,300,000      0% due 8/03/2007 ..............................   1,395,605
                                                         1,000,000      0% due 2/16/2008 ..............................     913,263
                                                         1,081,000      Series B, 0% due 1/31/2007 ....................   1,097,641
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Structured Notes in Japan                      4,837,301
-----------------------------------------------------------------------------------------------------------------------------------
United States--1.1%                                      2,883,000   Morgan Stanley, 0% due 6/04/2007 .................   2,970,643
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Structured Notes in the United States          2,970,643
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Structured Notes
                                                                     (Cost--$11,368,896)--4.1%                           11,446,149
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Fixed Income Securities
                                                                     (Cost--$88,647,205)--32.1%                          90,509,346
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Beneficial
                            Industry                   Interest                   Other Interests (i)
-----------------------------------------------------------------------------------------------------------------------------------
United States--0.0%         Diversified             USD    500,000   AboveNet, Inc (Litigation Trust Certificates) ....           0
                            Telecommunication
                            Services--0.0%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Other Interests (Cost--$0)--0.0%                       0
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Face
                                                          Amount             Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
Europe--2.4%                Time Deposits--2.4%                      Euro Time Deposit:
                                                    EUR    806,167      2.72% due 7/07/2006 ...........................   1,030,811
                                                         1,030,266      2.76% due 7/14/2006 ...........................   1,317,358
                                                           805,783      2.81% due 7/21/2006 ...........................   1,030,321
                                                           280,450      2.82% due 7/28/2006 ...........................     358,600
                                                           524,256      2.835% due 7/28/2006 ..........................     670,344
                                                           347,341      2.85% due 8/04/2006 ...........................     444,131
                                                           808,079      2.83% due 8/11/2006 ...........................   1,033,256
                                                           808,493      2.86% due 8/18/2006 ...........................   1,033,786
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Short-Term Securities in Europe                6,918,607
-----------------------------------------------------------------------------------------------------------------------------------
Singapore--0.4%             Time Deposits--0.4%     SGD  1,706,895   Singapore Dollar Time Deposit,
                                                                        3.64% due 7/14/2006 ...........................   1,079,391
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Short-Term Securities in Singapore             1,079,391
-----------------------------------------------------------------------------------------------------------------------------------
Switzerland--0.7%           Time Deposits--0.7%                      Swiss Franc Time Deposit:
                                                    CHF  1,478,220      1.34% due 7/07/2006 ...........................   1,206,710
                                                           824,493      1.29% due 7/14/2006 ...........................     673,056
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Short-Term Securities in Switzerland           1,879,766
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Beneficial
                                                         Interest
-----------------------------------------------------------------------------------------------------------------------------------
United States--2.2%                                 USD  6,125,152   Merrill Lynch Liquidity Series, LLC
                                                                        Cash Sweep Series I, 4.78% (g)(j) .............   6,125,152
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Short-Term Securities in the United States     6,125,152
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Short-Term Securities
                                                                     (Cost--$15,929,762)--5.7%                           16,002,916
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Total Investments
                                                                     (Cost--$238,341,700)--98.3%                        276,941,135
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Number of
                                                         Contracts            Call Options Written
-----------------------------------------------------------------------------------------------------------------------------------
                                                               104   3Com Corp., expiring January 2007 at USD 5 .......      (8,840)
                                                                50   Andrx Corp., expiring January 2007 at USD 20 .....     (24,000)
                                                                74   Arch Coal, Inc., expiring January 2007 at USD 37.5     (68,080)
                                                                     Bausch & Lomb, Inc.:
                                                                13      expiring October 2006 at USD 45 ...............   $  (9,100)
                                                                29      expiring January 2007 at USD 50 ...............     (14,500)
                                                                14      expiring January 2008 at USD 45 ...............     (17,360)
                                                                49   CA, Inc., expiring January 2007 at USD 30 ........        (490)

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                      Number of
                                      Contracts                             Call Options Written                     Value
----------------------------------------------------------------------------------------------------------------------------------
                                          33    CBS Corp. Class B, expiring January 2007
                                                   at USD 27.5 .................................................  $  (5,445)
                                                Career Education Corp.:
                                          40       expiring January 2007 at USD 25 .............................    (27,600)
                                          32       expiring January 2007 at USD 30 .............................    (12,480)
                                          60       expiring January 2007 at USD 35 .............................    (10,200)
                                          26    Chicago Bridge & Iron Co. NV, expiring
                                                   January 2007 at USD 25 ......................................     (8,060)
                                          74    Cirrus Logic, Inc., expiring January 2007
                                                   at USD 5 ....................................................    (25,160)
                                                Cisco Systems, Inc.:
                                          76       expiring January 2007 at USD 17.5 ...........................    (25,080)
                                          86       expiring January 2007 at USD 22.5 ...........................     (6,450)
                                         324    Corinthian Colleges, Inc., expiring January 2007
                                                   at USD 12.5 .................................................    (93,960)
                                          48    eBay, Inc., expiring January 2008 at USD 25 ....................    (41,760)
                                         143    Extreme Networks Inc., expiring January 2007
                                                   at USD 5 ....................................................     (3,575)
                                          21    Fannie Mae, expiring January 2007 at USD 50 ....................     (6,720)
                                          29    Foundation Coal Holdings, Inc., expiring
                                                   December 2006 at USD 50 .....................................    (10,440)
                                         118    Kerr-McGee Corp., expiring January 2007
                                                   at USD 50 ...................................................   (241,900)
                                         185    Knight Capital Group, Inc. Class A,
                                                   expiring January 2007 at USD 7.5 ............................   (151,700)
                                          95    Lexmark International, Inc. Class A,
                                                   expiring January 2007 at USD 50 .............................    (92,150)
                                          83    Mattel, Inc., expiring January 2007 at USD 15 ..................    (19,920)
                                                McDermott International, Inc.:
                                           9       expiring January 2007 at USD 15 .............................    (41,985)
                                          42       expiring January 2007 at USD 23.3 ...........................   (145,530)
                                          42       expiring January 2007 at USD 26.6 ...........................   (126,630)
                                          21       expiring January 2007 at USD 36.6 ...........................    (36,540)
                                         247    McDonald's Corp., expiring January 2007
                                                   at USD 35 ...................................................    (45,695)
                                          19    Molson Coors Brewing Co. Class B, expiring
                                                   January 2007 at USD 60 ......................................    (20,140)
                                                Motorola, Inc:
                                         262       expiring January 2007 at USD 22.5 ...........................    (30,130)
                                         117       expiring January 2008 at USD 20 .............................    (51,480)
                                          29    Murphy Oil Corp., expiring January 2007
                                                   at USD 50 ...................................................    (28,130)
                                          72    Norfolk Southern Corp., expiring January 2007
                                                   at USD 40 ...................................................   (105,840)
                                                Novell, Inc.:
                                          97       expiring January 2007 at USD 5 ..............................    (20,370)
                                         781       expiring January 2007 at USD 7.5 ............................    (46,860)
                                          20    Panera Bread Co. Class A, expiring August 2006
                                                   at USD 65 ...................................................     (9,800)
                                         104    Pfizer, Inc., expiring January 2007 at USD 25 ..................     (9,880)
                                          55    Pogo Producing Co., expiring January 2007
                                                   at USD 50 ...................................................    (15,400)
                                                Quanta Services, Inc.:
                                          48       expiring January 2007 at USD 10 .............................    (35,040)
                                          62       expiring January 2007 at USD 12.5 ...........................    (32,240)
                                         147    Sprint Nextel Corp., expiring January 2008
                                                   at USD 22.5 .................................................    (33,075)
                                          63    Suncor Energy, Inc., expiring January 2007
                                                   at USD 50 ...................................................   (207,900)
                                         224    TIBCO Software, Inc., expiring January 2007
                                                   at USD 7.5 ..................................................    (16,800)
                                          51    Tellabs, Inc., expiring January 2007 at USD 12.5 ...............    (11,985)
                                         104    Tenet Healthcare Corp., expiring January 2007
                                                   at USD 7.5 ..................................................     (8,840)
                                          48    Tyco International Ltd., expiring January 2007
                                                   at USD 25 ...................................................    (18,240)
                                         133    Valeant Pharmaceuticals International,
                                                   expiring January 2007 at USD 15 .............................    (43,890)

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)        (in U.S. dollars)
================================================================================

                                      Number of
                                      Contracts                             Call Option Written                     Value
----------------------------------------------------------------------------------------------------------------------------
                                          70    Vodafone Group Plc, expiring January 2007
                                                   at USD 20 ................................................  $    (18,900)
                                          33    Wendy's International, Inc., expiring January 2007
                                                   at USD 45 ................................................       (49,830)
----------------------------------------------------------------------------------------------------------------------------
                                                Total Options Written
                                                   (Premiums Received--$1,390,736)--(0.8%)                       (2,136,120)
----------------------------------------------------------------------------------------------------------------------------
                                                Total Investments, Net of Options Written,
                                                   (Cost--$236,950,964*)--97.5% .............................   274,805,015
                                                Other Assets Less Liabilities--2.5% .........................     7,037,242
                                                Net Assets--100.0%                                             $281,842,257
                                                                                                               ============
----------------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ........................................   $237,666,217
                                                                ============
      Gross unrealized appreciation .........................   $ 44,799,925
      Gross unrealized depreciation .........................     (7,661,127)
                                                                ------------
      Net unrealized appreciation ...........................   $ 37,138,798
                                                                ============

(a)   Depositary receipts.

(b)   Floating rate security.

(c) All or a portion of security held as collateral in connection with open financial futures contracts.

(d) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(e) The security may be offered and sold to Oqualified institutional buyersO under Rule 144A of the Securities Act of 1933.

(f)   Non-income producing security.

(g) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------
                                                Net              Interest
      Affiliate                               Activity            Income
--------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series,
      LLC Cash Sweep Series I ............  $(23,948,956)        $645,197
--------------------------------------------------------------------------------

(h) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(i) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(j)   Represents the current yield as of 6/30/2006.

(k)   Convertible security.

(l) Floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate.

(m)   Represents a zero coupon bond.

(n)   Issued with warrants.

(o)   Represents a step bond.

o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Concluded)        (in U.S. dollars)
================================================================================

o Forward foreign exchange contracts sold as of June 30, 2006 were as follows:

--------------------------------------------------------------------------------
Foreign                                            Settlement       Unrealized
Currency Sold                                         Date         Depreciation
--------------------------------------------------------------------------------
GBP 646,000 .....................................   July 2006          $(8,231)
--------------------------------------------------------------------------------
Total Unrealized Depreciation on Forward
Foreign Exchange Contracts--Net
(USD Commitment--$1,186,983) ....................                      $(8,231)
                                                                       =======
--------------------------------------------------------------------------------

o     Swap contracts outstanding as of June 30, 2006 were as follows:

--------------------------------------------------------------------------------
                                                     Notional        Unrealized
                                                      Amount        Depreciation
--------------------------------------------------------------------------------
Bought credit default protection on
United Mexican States and pay 1.12%
   Broker, Credit Suisse First Boston
   Expires May 2010 .............................    $140,000         $(2,285)
--------------------------------------------------------------------------------

o     Financial futures contracts purchased as of June 30, 2006 were as follows:

--------------------------------------------------------------------------------------------------------------------------------
      Number of                                                                                        Face         Unrealized
      Contracts                 Issue                   Exchange             Expiration Date           Value       Appreciation
--------------------------------------------------------------------------------------------------------------------------------
           3            Dax Index 25 Euro               Euronext Paris       September 2006           $523,405         $25,763
          17            DJ Euro Stoxx                   Euronext Paris       September 2006           $741,911          54,105
           4            S&P 500 TSE 60 Index            Montreal             September 2006           $461,691          10,928
--------------------------------------------------------------------------------------------------------------------------------
Total Unrealized Appreciation--Net ..............................................................................      $90,796
                                                                                                                       =======
--------------------------------------------------------------------------------------------------------------------------------

o     Financial futures contracts sold as of June 30, 2006 were as follows:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Unrealized
       Number of                                                                                       Face        Appreciation
       Contracts                Issue                   Exchange             Expiration Date           Value      (Depreciation)
--------------------------------------------------------------------------------------------------------------------------------
           4            TSE 10-Year Japanese
                        Government Bond                 Tokyo                September 2006         $4,617,585       $  11,015
          14            S&P 500 Index                   Chicago              September 2006         $4,349,430        (128,470)
           8            Topix Index                     Tokyo                September 2006         $1,116,562           4,197
--------------------------------------------------------------------------------------------------------------------------------
Total Unrealized Depreciation--Net ..............................................................................    $(113,258)
                                                                                                                     =========
--------------------------------------------------------------------------------------------------------------------------------

o     Currency Abbreviations:

BRL  Brazilian Real       HKD  Hong Kong Dollar           PLN   Polish Zloty
CAD  Canadian Dollar      ISK  Icelandic Crona            SEK   Swedish Krona
CHF  Swiss Franc          JPY  Japanese Yen               SGD   Singapore Dollar
EUR  Euro                 MYR  Malaysian Ringgit          TRY   Turkish Lira
GBP  British Pound        NZD  New Zealand Dollar         USD   U.S. Dollar

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury High Yield Portfolio
Portfolio Information as of June 30, 2006
================================================================================

                                                                      Percent of
                                                                        Total
Quality Ratings by S&P Rating/Moody's Rating                         Investments
--------------------------------------------------------------------------------
BBB/Baa ...........................................................      1.2%
BB/Ba .............................................................     30.1
B/B ...............................................................     57.6
CCC/Caa ...........................................................      6.7
NR (Not Rated) ....................................................      0.7
Other* ............................................................      3.7
--------------------------------------------------------------------------------

* Includes portfolio holdings in short-term securities, common stocks and preferred stocks.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury High Yield Portfolio
Schedule of Investments as of June 30, 2006
================================================================================

                                      Face
Industry                             Amount                              Corporate Bonds                            Value
---------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense--1.8%           $250,000    Alliant Techsystems, Inc., 6.75% due 4/01/2016 ...............   $  240,625
                                     250,000    DRS Technologies, Inc., 6.625% due 2/01/2016 .................      241,875
                                     250,000    L-3 Communications Corp., 3% due 8/01/2035 (d)(e) ............      243,750
                                     250,000    Standard Aero Holdings, Inc., 8.25% due 9/01/2014 ............      222,500
                                                                                                                 ----------
                                                                                                                    948,750
---------------------------------------------------------------------------------------------------------------------------
Airlines--1.6%                       300,000    American Airlines, Inc. Class C, 7.80% due 4/01/2008 .........      300,375
                                     581,462    Continental Airlines, Inc. Series 2001-1 Class C,
                                                  7.033% due 12/15/2012 ......................................      567,638
                                                                                                                 ----------
                                                                                                                    868,013
---------------------------------------------------------------------------------------------------------------------------
Automotive--1.3%                     700,000    Autocam Corp., 10.875% due 6/15/2014 .........................      430,500
                                     250,000    AutoNation, Inc., 7.045% due 4/15/2013 (a)(d) ................      248,750
                                                                                                                 ----------
                                                                                                                    679,250
---------------------------------------------------------------------------------------------------------------------------
Broadcasting--1.7%                   250,000    CMP Susquehanna Corp., 9.875% due 5/15/2014 (d) ..............      232,500
                                     250,000    Entercom Radio LLC, 7.625% due 3/01/2014 .....................      249,375
                                     250,000    LIN Television Corp., 6.50% due 5/15/2013 ....................      228,125
                                     250,000    Radio One, Inc., 6.375% due 2/15/2013 ........................      228,750
                                                                                                                 ----------
                                                                                                                    938,750
---------------------------------------------------------------------------------------------------------------------------
Cable--International--0.5%           250,000    New Skies Satellites NV, 9.125% due 11/01/2012 ...............      264,375
---------------------------------------------------------------------------------------------------------------------------
Cable--U.S.--2.9%                    500,000    CSC Holdings, Inc. Series B, 7.625% due 4/01/2011 ............      500,000
                                                Intelsat Subsidiary Holding Co. Ltd.:
                                     500,000      9.614% due 1/15/2012 (a) ...................................      505,000
                                     350,000      8.25% due 1/15/2013 ........................................      347,375
                                     250,000    Quebecor Media, Inc., 7.75% due 3/15/2016 (d) ................      245,000
                                                                                                                 ----------
                                                                                                                  1,597,375
---------------------------------------------------------------------------------------------------------------------------
Chemicals--2.8%                      250,000    Innophos, Inc., 8.875% due 8/15/2014 .........................      246,250
                                     250,000    Invista B.V., 9.25% due 5/01/2012 (d) ........................      262,500
                                     250,000    Nalco Co., 7.75% due 11/15/2011 ..............................      249,375
                                     500,000    Omnova Solutions, Inc.,11.25% due 6/01/2010 ..................      530,000
                                     250,000    Westlake Chemical Corp., 6.625% due 1/15/2016 ................      230,938
                                                                                                                 ----------
                                                                                                                  1,519,063
---------------------------------------------------------------------------------------------------------------------------
Consumer--Non-Durables--6.1%         250,000    American Achievement Corp., 8.25% due 4/01/2012 ..............      246,250
                                     250,000    American Greetings Corp., 7.375% due 6/01/2016 ...............      251,250
                                     500,000    Chattem, Inc., 7% due 3/01/2014 ..............................      485,000
                                     300,000    Church & Dwight Co., Inc., 6% due 12/15/2012 .................      277,500
                                     300,000    Elizabeth Arden, Inc., 7.75% due 1/15/2014 ...................      294,750
                                     250,000    Hines Nurseries, Inc., 10.25% due 10/01/2011 .................      240,000
                                     250,000    North Atlantic Trading Co., 9.25% due 3/01/2012 ..............      201,250
                                     500,000    Playtex Products, Inc., 8% due 3/01/2011 .....................      517,500
                                     400,000    Quiksilver, Inc., 6.875% due 4/15/2015 .......................      372,000
                                     500,000    Solo Cup Co., 8.50% due 2/15/2014 ............................      432,500
                                                                                                                 ----------
                                                                                                                  3,318,000
---------------------------------------------------------------------------------------------------------------------------
Diversified Media--7.1%              250,000    CanWest Media, Inc., 8% due 9/15/2012 ........................      247,500
                                                Dex Media East LLC:
                                     250,000      9.875% due 11/15/2009 ......................................      264,375
                                     284,000      12.125% due 11/15/2012 .....................................      318,790
                                                Dex Media West LLC:
                                     725,000      8.50% due 8/15/2010 ........................................      752,187
                                     244,000      9.875% due 8/15/2013 .......................................      264,434
                                     250,000    Houghton Mifflin Co., 8.25% due 2/01/2011 ....................      253,125
                                     500,000    Liberty Media Corp., 0.75% due 3/30/2023 (e) .................      530,625
                                     250,000    Nebraska Book Co., Inc., 8.625% due 3/15/2012 ................      232,500
                                     250,000    Quebecor World Capital Corp., 8.75% due 3/15/2016 (d) ........      228,125
                                     250,000    RH Donnelley Corp. Series A-2, 6.875% due 1/15/2013 (d) ......      230,000
                                     500,000    WDAC Subsidiary Corp., 8.375% due 12/01/2014 (d) .............      491,250
                                                                                                                 ----------
                                                                                                                  3,812,911
---------------------------------------------------------------------------------------------------------------------------
Energy--Exploration &                250,000    Encore Acquisition Co., 6.25% due 4/15/2014 ..................      230,000
Production--2.7%                     500,000    Plains Exploration & Production Co. Series B,
                                                  8.75% due 7/01/2012 ........................................      523,750
                                     250,000    Quicksilver Resources, Inc., 7.125% due 4/01/2016 ............      234,375
                                     250,000    Range Resources Corp., 6.375% due 3/15/2015 ..................      230,625
                                     250,000    Stone Energy Corp., 6.75% due 12/15/2014 .....................      250,938
                                                                                                                 ----------
                                                                                                                  1,469,688
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury High Yield Portfolio
Schedule of Investments as of June 30, 2006 (Continued)
================================================================================

                                      Face
Industry                             Amount                              Corporate Bonds                            Value
---------------------------------------------------------------------------------------------------------------------------
Energy--Other--3.8%                $ 250,000    Aventine Renewable Energy Holdings, Inc.,
                                                  11.329% due 12/15/2011 (a)(d) ...............................  $  263,437
                                     250,000    Copano Energy LLC, 8.125% due 3/01/2016 (d) ...................     248,750
                                     219,000    Dresser-Rand Group, Inc., 7.375% due 11/01/2014 ...............     209,145
                                     125,000    Ferrellgas Escrow LLC, 6.75% due 5/01/2014 ....................     118,437
                                     500,000    Pacific Energy Partners, LP, 7.125% due 6/15/2014 .............     505,000
                                     250,000    SemGroup LP, 8.75% due 11/15/2015 (d) .........................     248,750
                                     500,000    Suburban Propane Partners, LP, 6.875% due 12/15/2013 ..........     467,500
                                                                                                                 ----------
                                                                                                                  2,061,019
---------------------------------------------------------------------------------------------------------------------------
Food & Drug--0.5%                    250,000    Stripes Acquisition LLC, 10.625% due 12/15/2013 (d) ...........     263,750
---------------------------------------------------------------------------------------------------------------------------
Food & Tobacco--1.4%                  35,912    Archibald Candy Corp., 10% due 11/01/2007 (b) .................       2,287
                                     250,000    Del Monte Corp., 6.75% due 2/15/2015 ..........................     231,875
                                     500,000    Smithfield Foods, Inc. Series B, 8% due 10/15/2009 ............     505,000
                                                                                                                 ----------
                                                                                                                    739,162
---------------------------------------------------------------------------------------------------------------------------
Gaming--3.2%                         250,000    Boyd Gaming Corp., 7.75% due 12/15/2012 .......................     252,187
                                     250,000    Choctaw Resort Development Enterprise,
                                                  7.25% due 11/15/2019 (d) ....................................     245,000
                                     300,000    Herbst Gaming, Inc., 7% due 11/15/2014 ........................     285,000
                                     250,000    MGM Mirage, 6.75% due 4/01/2013 (d) ...........................     238,438
                                     250,000    Penn National Gaming, Inc., 6.75% due 3/01/2015 ...............     233,125
                                     500,000    Wynn Las Vegas LLC, 6.625% due 12/01/2014 .....................     471,250
                                                                                                                 ----------
                                                                                                                  1,725,000
---------------------------------------------------------------------------------------------------------------------------
Health Care--2.7%                    250,000    Concentra Operating Corp., 9.125% due 6/01/2012 ...............     258,750
                                     500,000    DaVita, Inc., 7.25% due 3/15/2015 .............................     480,000
                                     250,000    Mylan Laboratories, Inc., 6.375% due 8/15/2015 (d) ............     238,750
                                     250,000    Select Medical Corp., 7.625% due 2/01/2015 ....................     217,500
                                     250,000    VWR International, Inc., 6.875% due 4/15/2012 .................     238,750
                                                                                                                 ----------
                                                                                                                  1,433,750
---------------------------------------------------------------------------------------------------------------------------
Housing--6.4%                        400,000    Ashton Woods USA LLC, 9.50% due 10/01/2015 ....................     354,000
                                     500,000    Builders FirstSource, Inc., 9.42% due 2/15/2012 (a) ...........     512,500
                                     100,000    Building Materials Corp. of America, 8% due 12/01/2008 ........     100,750
                                     250,000    Compression Polymers Corp., 12.39% due 7/01/2013 (d) ..........     255,000
                                     500,000    Forest City Enterprises, Inc., 7.625% due 6/01/2015 ...........     503,750
                                     247,000    Goodman Global Holding Co., Inc., 8.329% due 6/15/2012 (a) ....     247,617
                                     250,000    Kimball Hill, Inc., 10.50% due 12/15/2012 .....................     231,250
                                     250,000    Ply Gem Industries, Inc., 9% due 2/15/2012 ....................     227,500
                                     250,000    Standard-Pacific Corp., 6.50% due 8/15/2010 ...................     234,375
                                      50,000    Stanley-Martin Communities LLC, 9.75% due 8/15/2015 ...........      42,750
                                     250,000    Technical Olympic USA, Inc., 8.25% due 4/01/2011 (d) ..........     233,125
                                     250,000    Texas Industries, Inc., 7.25% due 7/15/2013 ...................     247,500
                                     250,000    US Concrete, Inc., 8.375% due 4/01/2014 .......................     252,500
                                                                                                                 ----------
                                                                                                                  3,442,617
---------------------------------------------------------------------------------------------------------------------------
Information Technology--4.7%                     MagnaChip Semiconductor SA:
                                     500,000      8.579% due 12/15/2011 (a) ...................................     475,000
                                     250,000      8% due 12/15/2014 ...........................................     207,500
                                                SunGard Data Systems, Inc. (d):
                                     425,000      9.125% due 8/15/2013 ........................................     440,938
                                     275,000      9.431% due 8/15/2013 (a) ....................................     287,719
                                     250,000    Telcordia Technologies Inc., 10% due 3/15/2013 (d) ............     211,250
                                     300,000    Unisys Corp., 8% due 10/15/2012 ...............................     279,000
                                     625,000    Viasystems, Inc., 10.50% due 1/15/2011 ........................     612,500
                                                                                                                 ----------
                                                                                                                  2,513,907
---------------------------------------------------------------------------------------------------------------------------
Leisure--2.7%                        492,000    FelCor Lodging LP, 8.50% due 6/01/2011 ........................     521,520
                                     250,000    HRP Myrtle Beach Operations LLC,
                                                  9.829% due 4/01/2012 (a)(d) .................................     247,500
                                     750,000    True Temper Sports, Inc., 8.375% due 9/15/2011 ................     682,500
                                                                                                                 ----------
                                                                                                                  1,451,520
---------------------------------------------------------------------------------------------------------------------------
Manufacturing--10.3%                 250,000    CPI Holdco, Inc., 10.561% due 2/01/2015 (a) ...................     255,000
                                     250,000    Chart Industries, Inc., 9.125% due 10/15/2015 (d) .............     255,000
                                     400,000    Douglas Dynamics LLC, 7.75% due 1/15/2012 (d) .................     380,000
                                     250,000    ERICO International Corp., 8.875% due 3/01/2012 ...............     255,625
                                     525,000    EaglePicher Inc., 9.75% due 9/01/2013 (b) .....................     351,750
                                     250,000    Invensys Plc, 9.875% due 3/15/2011 (d) ........................     271,250
                                     250,000    Itron, Inc., 7.75% due 5/15/2012 ..............................     255,000
                                     500,000    JLG Industries, Inc., 8.25% due 5/01/2008 .....................     516,250
                                     175,000    Propex Fabrics, Inc., 10% due 12/01/2012 ......................     160,125

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury High Yield Portfolio
Schedule of Investments as of June 30, 2006 (Continued)
================================================================================

                                      Face
Industry                             Amount                              Corporate Bonds                            Value
---------------------------------------------------------------------------------------------------------------------------
Manufacturing                      $ 250,000    Sensata Technologies B.V., 8% due 5/01/2014 (d) ...............  $  241,250
(concluded)                          500,000    Sensus Metering Systems, Inc., 8.625% due 12/15/2013 ..........     487,500
                                     500,000    Superior Essex Communications LLC, 9% due 4/15/2012 ...........     507,500
                                     650,000    Trimas Corp., 9.875% due 6/15/2012 ............................     594,750
                                     825,000    Trinity Industries, Inc., 6.50% due 3/15/2014 .................     804,375
                                     250,000    Valmont Industries, Inc., 6.875% due 5/01/2014 ................     241,250
                                                                                                                 ----------
                                                                                                                  5,576,625
---------------------------------------------------------------------------------------------------------------------------
Metal--Other--1.8%                   400,000    Foundation PA Coal Co., 7.25% due 8/01/2014 ...................     390,000
                                     125,000    Gibraltar Industries, Inc., 8% due 12/01/2015 (d) .............     124,375
                                     250,000    Novelis, Inc., 8% due 2/15/2015 (d) ...........................     240,000
                                     250,000    Southern Copper Corp., 6.375% due 7/27/2015 ...................     239,005
                                                                                                                 ----------
                                                                                                                    993,380
---------------------------------------------------------------------------------------------------------------------------
Packaging--1.8%                      250,000    Graham Packing Co., Inc., 8.50% due 10/15/2012 ................     245,000
                                     500,000    Owens-Brockway, 8.25% due 5/15/2013 ...........................     501,250
                                     250,000    Packaging Dynamics Finance Corp., 10% due 5/01/2016 (d) .......     250,000
                                                                                                                 ----------
                                                                                                                    996,250
---------------------------------------------------------------------------------------------------------------------------
Paper--4.5%                          250,000    Ainsworth Lumber Co. Ltd., 6.75% due 3/15/2014 ................     190,000
                                                Boise Cascade LLC:
                                     250,000      7.943% due 10/15/2012 (a) ...................................     248,750
                                     250,000      7.125% due 10/15/2014 .......................................     221,250
                                     200,000    Bowater, Inc., 6.50% due 6/15/2013 ............................     174,000
                                     525,000    Domtar, Inc., 7.125% due 8/15/2015 ............................     456,750
                                     250,000    Glatfelter, 7.125% due 5/01/2016 (d) ..........................     246,779
                                     400,000    Graphic Packaging International Corp., 8.50% due 8/15/2011 ....     399,000
                                     500,000    Norske Skog Canada Ltd. Series D, 8.625% due 6/15/2011 ........     487,500
                                                                                                                 ----------
                                                                                                                  2,424,029
---------------------------------------------------------------------------------------------------------------------------
Retail--0.9%                         250,000    Jean Coutu Group, Inc., 7.625% due 8/01/2012 ..................     242,500
                                     250,000    Neiman-Marcus Group, Inc., 9% due 10/15/2015 (d) ..............     261,250
                                                                                                                 ----------
                                                                                                                    503,750
---------------------------------------------------------------------------------------------------------------------------
Service--8.1%                        250,000    ALH Finance LLC, 8.50% due 1/15/2013 ..........................     241,250
                                     250,000    Ahern Rentals, Inc., 9.25% due 8/15/2013 (d) ..................     252,500
                                     500,000    Allied Waste North America, Inc. Series B,
                                                  7.25% due 3/15/2015 .........................................     477,500
                                                Avis Budget Car Rental LLC (d):
                                     225,000      7.576% due 5/15/2014 (a) ....................................     224,437
                                     250,000      7.625% due 5/15/2014 ........................................     242,500
                                     250,000    Buhrmann US, Inc., 8.25% due 7/01/2014 ........................     248,750
                                     250,000    Carriage Services, Inc., 7.875% due 1/15/2015 .................     243,750
                                     250,000    Corrections Corp. of America, 7.50% due 5/01/2011 .............     251,875
                                     250,000    FTI Consulting, Inc., 7.625% due 6/15/2013 ....................     253,125
                                     500,000    The Geo Group, Inc., 8.25% due 7/15/2013 ......................     500,000
                                     250,000    MSW Energy Holdings II LLC, 7.375% due 9/01/2010 ..............     250,000
                                     250,000    Mac-Gray Corp., 7.625% due 8/15/2015 ..........................     252,500
                                                United Rentals North America, Inc.:
                                     250,000      6.50% due 2/15/2012 .........................................     236,250
                                     750,000      7% due 2/15/2014 ............................................     685,313
                                                                                                                 ----------
                                                                                                                  4,359,750
---------------------------------------------------------------------------------------------------------------------------
Steel--0.5%                          250,000    UCAR Finance, Inc., 10.25% due 2/15/2012                            263,750
---------------------------------------------------------------------------------------------------------------------------
Telecommunications--2.4%             154,000    Inmarsat Finance Plc, 7.625% due 6/30/2012 ....................     157,850
                                     250,000    Nordic Telephone Co. Holdings ApS, 8.875% due 5/01/2016 (d) ...     256,875
                                     500,000    Qwest Communications International, Inc., 7.50% due 2/15/2014 .     487,500
                                     250,000    Qwest Corp., 8.579% due 6/15/2013 (a) .........................     264,375
                                     140,000    Tele Norte Leste Participacoes SA Series B, 8% due 12/18/2013 .     145,600
                                                                                                                 ----------
                                                                                                                  1,312,200
---------------------------------------------------------------------------------------------------------------------------
Transportation--1.9%                 250,000    OMI Corp., 7.625% due 12/01/2013 ..............................     249,375
                                     500,000    Overseas Shipholding Group, 8.25% due 3/15/2013 ...............     518,750
                                     250,000    Progress Rail Services Corp., 7.75% due 4/01/2012 (d) .........     270,000
                                                                                                                 ----------
                                                                                                                  1,038,125
---------------------------------------------------------------------------------------------------------------------------
Utility--6.8%                        206,000    The AES Corp., 8.875% due 2/15/2011 ...........................     216,300
                                     806,000    ESI Tractebel Acquisition Corp. Series B, 7.99%
                                                  due 12/30/2011 ..............................................     830,127
                                     250,000    Edison Mission Energy, 7.50% due 6/15/2013 (d) ................     245,000
                                     235,475    FPL Energy National Wind, 6.125% due 3/25/2019 (d) ............     228,018
                                     250,000    NRG Energy, Inc., 7.25% due 2/01/2014 .........................     243,750
                                     337,000    Nevada Power Co., 9% due 8/15/2013 ............................     364,751
                                     250,000    NorthWestern Corp., 5.875% due 11/01/2014 .....................     244,929
                                     300,000    Reliant Energy, Inc., 6.75% due 12/15/2014 ....................     276,000

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury High Yield Portfolio
Schedule of Investments as of June 30, 2006 (Concluded)
================================================================================

                                      Face
Industry                             Amount                              Corporate Bonds                            Value
---------------------------------------------------------------------------------------------------------------------------
Utility                            $ 500,000    SEMCO Energy, Inc., 7.75% due 5/15/2013 ......................  $   501,529
(concluded)                          250,000    Southern Natural Gas Co., 8.875% due 3/15/2010 ...............      264,063
                                     244,309    Tenaska Alabama Partners LP, 7% due 6/30/2021 (d) ............      238,107
                                                                                                                -----------
                                                                                                                  3,652,574
---------------------------------------------------------------------------------------------------------------------------
Wireless                             425,000    American Towers, Inc., 7.25% due 12/01/2011 ..................      434,562
Communications--1.8%                 250,000    Digicel Ltd., 9.25% due 9/01/2012 (d) ........................      261,250
                                     250,000    Rogers Wireless Communications, Inc., 8.454%
                                                  due 12/15/2010 (a) .........................................      257,188
                                                                                                                -----------
                                                                                                                    953,000
---------------------------------------------------------------------------------------------------------------------------
                                                Total Corporate Bonds
                                                (Cost--$52,201,360)--94.7%                                       51,120,333
---------------------------------------------------------------------------------------------------------------------------

                                     Shares
                                      Held                               Common Stocks
---------------------------------------------------------------------------------------------------------------------------
Manufacturing--0.6%                   14,935    Medis Technologies Ltd. (c) ..................................      302,882
---------------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks
                                                (Cost--$305,426)--0.6%                                              302,882
---------------------------------------------------------------------------------------------------------------------------

                                                                        Preferred Stocks
---------------------------------------------------------------------------------------------------------------------------
Telecommunications--0.0%                   8    PTV, Inc. Series A, 10% ......................................           24
---------------------------------------------------------------------------------------------------------------------------
                                                Total Preferred Stocks
                                                (Cost--$664)--0.0%                                                       24
---------------------------------------------------------------------------------------------------------------------------

                                  Beneficial
                                   Interest                           Short-Term Securities
---------------------------------------------------------------------------------------------------------------------------
                                  $1,663,295    Merrill Lynch Liquidity Series, LLC Cash Sweep Series I,
                                                  4.78% (f)(g) ...............................................    1,663,295
---------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Securities
                                                (Cost--$1,663,295)--3.1%                                          1,663,295
---------------------------------------------------------------------------------------------------------------------------
                                                Total Investments (Cost--$54,170,745*)--98.4% ................   53,086,534
                                                Other Assets Less Liabilities--1.6% ..........................      883,004
                                                                                                                -----------
                                                Net Assets--100.0% ...........................................  $53,969,538
                                                                                                                ===========
---------------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................  $54,229,539
                                                                    ===========
      Gross unrealized appreciation ..............................     $671,465
      Gross unrealized depreciation ..............................   (1,814,470)
                                                                     -----------
      Net unrealized depreciation ................................  $(1,143,005)
                                                                    ===========

(a)   Floating rate security.

(b) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(c)   Non-income producing security.

(d) The security may be offered and sold to Oqualified institutional buyersO under Rule 144A of the Securities Act of 1933.

(e)   Convertible security.

(f)   Represents the current yield as of 6/30/2006.

(g) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                       Net            Interest
      Affiliate                                      Activity          Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series,
      LLC Cash Sweep Series I ..................  $(1,787,385)         $61,608
      --------------------------------------------------------------------------

o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Intermediate Government Bond Portfolio
Portfolio Information as of June 30, 2006
================================================================================


                                                                     Percent of
                                                                        Total
Asset Mix                                                            Investments
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations ...............................      54.3%
Mortgage-Backed Securities ........................................      26.6
U.S. Treasury Bonds and Notes .....................................      11.8
U.S. Treasury Inflation Indexed Bonds .............................       1.2
Freddie Mac Sovereign Agency Obligations ..........................       1.0
Other* ............................................................       5.1
--------------------------------------------------------------------------------

*     Includes portfolio holdings in short-term investments and options.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Intermediate Government Bond Portfolio
Schedule of Investments as of June 30, 2006
================================================================================

                                      Face
                                     Amount                  U.S. Government & Agency Obligations                  Value
---------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage                         Fannie Mae Trust Series (a):
Obligations+ --40.7%             $   212,633      2002-W11 Class AV1, 5.663% due 11/25/2032 .................   $   212,643
                                   1,507,614      2003-27 Class FP, 5.623% due 6/25/2028 ....................     1,513,279
                                   2,264,712      2003-33 Class LF, 5.673% due 7/25/2017 ....................     2,274,142
                                   1,982,014      2003-34 Class FS, 5.723% due 1/25/2032 ....................     1,990,451
                                   1,843,706      2003-41 Class YF, 5.623% due 6/25/2028 ....................     1,847,177
                                   5,309,902      2003-65 Class NF, 5.673% due 9/25/2031 ....................     5,323,217
                                                Freddie Mac Multiclass Certificates (a):
                                   3,685,843      Series 2564 Class OF, 5.499% due 2/15/2026 ................     3,689,856
                                   3,472,362      Series 2594 Class DF, 5.499% due 12/15/2027 ...............     3,478,104
                                   3,492,537      Series 2614 Class EF, 5.598% due 12/15/2017 ...............     3,510,691
                                                Ginnie Mae Trust Series:
                                   4,520,000      2002-83 Class B, 4.695% due 12/16/2024 ....................     4,355,228
                                  26,810,258      2002-83 Class IO, 1.574% due 10/16/2042 (b) ...............     1,225,033
                                  14,649,470      2002-94 Class XB, 2.349% due 11/16/2007 (b) ...............       204,019
                                   3,054,415      2003-17 Class C, 4.825% due 7/16/2031 .....................     2,828,565
                                  38,839,532      2003-17 Class IO, 1.24% due 3/16/2043 (b) .................     1,987,784
                                   2,664,553      2003-49 Class C, 4.485% due 10/16/2033 ....................     2,384,514
                                   6,750,000      2003-108 Class C, 4.919% due 2/16/2034 ....................     6,491,269
                                  20,913,242      2003-109 Class IO, 1.098% due 11/16/2043 (b) ..............       996,100
                                  14,934,690      2004-9 Class IO, 1.383% due 3/16/2034 (b) .................       722,148
                                  23,549,721      2004-43 Class IO, 1.121% due 6/16/2044 (b) ................     1,103,893
                                   1,914,483      2004-43 Class Z, 4.50% due 6/16/2044 ......................     1,454,708
                                   1,962,643      2004-45 Class Z, 5.747% due 6/16/2045 .....................     1,897,715
                                  33,136,994      2004-57 Class IO, 1.13% due 7/16/2044 (b) .................     1,589,540
                                   3,226,296      2004-77 Class AB, 4.368% due 11/16/2030 ...................     3,055,079
                                  82,620,231      2004-77 Class IO, 1.065% due 9/16/2044 (b) ................     4,001,917
                                   2,000,000      2005-9 Class C, 4.917% due 2/16/2032 ......................     1,858,774
                                   1,726,142      2005-12 Class A, 4.044% due 5/16/2021 .....................     1,668,315
                                   1,463,328      2005-50 Class A, 4.015% due 10/16/2026 ....................     1,409,623
                                   2,964,841      2005-90 Class A, 3.76% due 9/16/2028 ......................     2,822,309
                                   3,955,116      2006-5 Class A, 4.241% due 7/16/2029 ......................     3,805,051
---------------------------------------------------------------------------------------------------------------------------
                                                Total Collateralized Mortgage Obligations
                                                (Cost--$70,116,059)                                              69,701,144
---------------------------------------------------------------------------------------------------------------------------
Freddie Mac Sovereign              2,000,000    Federal Home Loan Bank System, 3.875% due 1/15/2010 .........     1,901,526
Agency Obligations--1.1%
---------------------------------------------------------------------------------------------------------------------------
                                                Total Freddie Mac Sovereign Agency Obligations
                                                (Cost--$1,984,392)                                               1,901,526
---------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed                                 Fannie Mae Guaranteed Pass-Through Certificates:
Securities+--28.0%                   406,237      4.50% due 9/01/2018 .......................................       384,865
                                   3,838,874      4.50% due 8/01/2035 .......................................     3,480,260
                                   2,912,210      5% due 8/01/2035 ..........................................     2,724,007
                                   3,282,606      5.109% due 11/01/2035 (a) .................................     3,219,336
                                   1,900,805      5.161% due 11/01/2035 (a) .................................     1,866,490
                                   1,522,258      5.30% due 9/01/2035 (a) ...................................     1,490,475
                                   7,000,000      5.50% due 7/15/2036 (c) ...................................     6,722,184
                                     368,376      6% due 4/01/2017 ..........................................       369,784
                                   1,879,508      6.50% due 1/01/2032--11/01/2032 ...........................     1,896,148
                                   1,153,520      7% due 3/01/2029--2/01/2032 ...............................     1,182,312
                                     423,179      7.50% due 6/01/2030--4/01/2031 ............................       438,423
                                     275,198      8% due 4/01/2030--10/01/2032 ..............................       290,718
                                                Freddie Mac Mortgage Participation Certificates:
                                   4,171,670      5% due 9/01/2019--1/01/2021 ...............................     4,017,978
                                     718,430      5.50% due 6/01/2017 .......................................       706,063
                                   2,616,519      5.50% due 3/01/2035--7/15/2036 (c) ........................     2,513,171
                                     790,086      6% due 4/01/2017 ..........................................       791,603
                                   2,812,407      6% due 8/01/2034 ..........................................     2,774,667
                                     408,426      6.50% due 3/01/2016 .......................................       413,281
                                     129,532      7% due 4/01/2032 ..........................................       132,741
                                      83,775      8% due 3/01/2030--6/01/31 .................................        88,369

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Intermediate Government Bond Portfolio
Schedule of Investments as of June 30, 2006 (Continued)
================================================================================

                                      Face
                                     Amount                  U.S. Government & Agency Obligations                  Value
---------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed                                 Ginnie Mae MBS Certificates:
Securities (concluded)            $  633,719      5% due 4/01/2044 ..........................................  $    591,583
                                   7,463,518      5.13% due 3/15/2046 .......................................     7,099,949
                                   4,960,000      5.25% due 9/30/2045--12/15/2045 ...........................     4,685,320
                                      11,588      6% due 2/15/2033 ..........................................        11,511
---------------------------------------------------------------------------------------------------------------------------
                                                Total Mortgage-Backed Securities
                                                (Cost--$49,771,412)                                              47,891,238
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds &                           U.S. Treasury Bonds:
Notes--12.4%                       1,100,000      8.125% due 8/15/2019 ......................................     1,392,618
                                   4,820,000      7.25% due 8/15/2022 .......................................     5,815,253
                                   1,310,000      6.25% due 8/15/2023 .......................................     1,444,787
                                                U.S. Treasury Notes:
                                   3,000,000      3.875% due 7/31/2007 ......................................     2,956,641
                                   5,000,000      2.625% due 5/15/2008 ......................................     4,774,415
                                   1,000,000      4.375% due 11/15/2008 .....................................       982,891
                                   4,000,000      4.50% due 11/15/2010 ......................................     3,907,188
---------------------------------------------------------------------------------------------------------------------------
                                                Total U.S. Treasury Bonds & Notes
                                                (Cost--$21,609,759)                                              21,273,793
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Inflation            2,152,801    U.S. Treasury Inflation Indexed Bonds, 3.50% due 1/15/2011 ..     2,251,781
Indexed Bonds--1.3%
---------------------------------------------------------------------------------------------------------------------------
                                                Total U.S. Treasury Inflation Indexed Bonds
                                                (Cost--$2,123,598)                                                2,251,781
---------------------------------------------------------------------------------------------------------------------------
                                                Total U.S. Government & Agency Obligations
                                                (Cost--$145,605,223)--83.5%                                     143,019,482
---------------------------------------------------------------------------------------------------------------------------

                                                            Non-U.S. Government & Agency Obligations
---------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage            1,755,281    Aames Mortgage Investment Trust Series 2006-1 Class A1,
Obligations+--16.4%                                5.383% due 4/25/2036 (a) .................................     1,755,397
                                   9,000,000    Carrington Mortgage Loan Trust Series 2006-NC1 Class A2,
                                                  5.483% due 1/25/2036 (a) ..................................     9,003,965
                                   2,198,550    Countrywide Home Loan Mortgage Pass-Through Trust

                                                  Series 2003-10 Class A6, 5.673% due 5/25/2033 (a) .........     2,204,280
                                   2,770,144    Fremont Home Loan Trust Series 2006-A Class 2A1, 5.373%
                                                  due 5/25/2036 (a) .........................................     2,770,331
                                   3,092,728    Greenwich Capital Commercial Funding Corp. Series 2005-
                                                  FL3A Class A2, 5.534% due 10/05/2020 (a)(d) ...............     3,092,728
                                   1,056,110    Lehman Brothers Floating Rate Commercial Mortgage Trust
                                                  Series 2006-CCL Class A1, 5.369% due 1/15/2021 (a) ........     1,056,110
                                   5,055,448    Residential Accredit Loans, Inc. Series 2005-QS12 Class A8,
                                                  5.50% due 8/25/2035 (a) ...................................     5,059,366
                                   2,837,212    Residential Asset Securitization Trust Series 2003-A8
                                                  Class A2, 5.673% due 10/25/2018 (a) .......................     2,831,862
                                     406,603    Washington Mutual Series 2002-AR19 Class A8, 4.556%
                                                  due 2/25/2033 (a) .........................................       399,950
---------------------------------------------------------------------------------------------------------------------------
                                                Total Non-U.S. Government & Agency Obligations
                                                (Cost--$28,149,183)--16.4% ..................................    28,173,989
---------------------------------------------------------------------------------------------------------------------------

                                                                      Short-Term Securities
---------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement--5.0%         8,600,000    Credit Suisse LLC, purchased on 6/30/2006 to yield 5.25%
                                                  to 7/05/2006 repurchase price $8,606,271, collateralized by
                                                  Federal Home Loan Bank, 4.286% due 1/01/2034 ..............     8,600,000
---------------------------------------------------------------------------------------------------------------------------

                                  Beneficial
                                   Interest
---------------------------------------------------------------------------------------------------------------------------
                                  $  549,217    Merrill Lynch Liquidity Series, LLC Cash Sweep Series I,
                                                  4.78% (e)(f) ..............................................       549,217
---------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Securities
                                                (Cost--$9,149,217)--5.3% ....................................     9,149,217
---------------------------------------------------------------------------------------------------------------------------
                                                Total Investments
                                                (Cost--$182,903,620)--105.2% ................................   180,342,688
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Intermediate Government Bond Portfolio
Schedule of Investments as of June 30, 2006 (Continued)
================================================================================

                                     Number of
                                     Contracts                        Option Written                              Value
---------------------------------------------------------------------------------------------------------------------------
Call Option Written--0.0%               11++    Consumer Price Index (CPI) Linked Floor at 1% expiring
                                                  April 2009 Broker Morgan Stanley Capital Services, Inc. ...  $       (105)
---------------------------------------------------------------------------------------------------------------------------
                                                Total Options Written
                                                (Premiums Received--$16,800)--(0.0%)                                   (105)
---------------------------------------------------------------------------------------------------------------------------
                                                Total Investments, Net of Options Written
                                                (Cost--$182,886,820*)--105.2% ...............................   180,342,583
                                                Liabilities in Excess of Other Assets--(5.2%) ...............    (8,986,017)
                                                                                                               ------------
                                                Net Assets--100.0% ..........................................  $171,356,566
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

 * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ............................................. $183,047,203
                                                                   ============
      Gross unrealized appreciation .............................. $  1,407,352
      Gross unrealized depreciation ..............................   (4,111,972)
                                                                   ------------
      Net unrealized depreciation ................................ $ (2,704,620)
                                                                   ============

 + Mortgage-Backed Obligations are subject to principal paydowns. As a result of prepayments or refinancing of the underlying mortgage instruments, the average life may be substantially less than the original maturity.

++    One contract represents a notional amount of $1,000,000.

(a)   Floating rate security.

(b) Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.

(c) Represents or includes a "to-be-announced" transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(e) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                     Net              Interest
      Affiliate                                    Activity            Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series,
      LLC Cash Sweep Series I ...................  $549,217            $ 415
      --------------------------------------------------------------------------

(f)   Represents the current yield as of 6/30/2006.

      --------------------------------------------------------------------------

o     Swap contracts outstanding as of June 30, 2006 were as follows:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                            Notional             Unrealized
                                                                                             Amount             Appreciation
--------------------------------------------------------------------------------------------------------------------------------
      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on
      1-month LIBOR minus 0.025%

      Broker, UBS Warburg
      Expires September 2006                                                                $ 5,000,000                  --

      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on
      1-month LIBOR minus 0.035%

      Broker, UBS Warburg
      Expires October 2006                                                                  $21,000,000                  --

      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers U.S. Treasury Index and pay a floating rate based on
      1-month LIBOR minus 0.12%

      Broker, Lehman Brothers Special Finance
      Expires November 2006                                                                 $27,000,000                  --

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Intermediate Government Bond Portfolio
Schedule of Investments as of June 30, 2006 (Concluded)
================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Unrealized
                                                                                            Notional            Appreciation
                                                                                             Amount            (Depreciation)
--------------------------------------------------------------------------------------------------------------------------------

Pay a fixed rate of 3.25% and receive a floating rate based on 3-month LIBOR

Broker, Lehman Brothers Special Finance
Expires May 2007                                                                            $ 1,100,000          $   22,223

Receive a fixed rate of 4.17% and pay 3.50% on Treasury Inflation
Protected Securities (TIPS) adjusted principal

Broker, Morgan Stanley Capital Services, Inc.
Expires January 2011                                                                        $ 2,225,000            (132,938)

Pay a fixed rate of 4.83% and receive a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase Bank
Expires May 2014                                                                            $11,000,000             595,829
--------------------------------------------------------------------------------------------------------------------------------
Total ........................................................................................................   $  485,114
                                                                                                                 ==========
--------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Large Cap Core Strategy Portfolio
Portfolio Information as of June 30, 2006
================================================================================

                                                                     Percent of
                                                                        Total
Sector Representation                                                Investments
--------------------------------------------------------------------------------

Information Technology .....................................               22.5%
Energy .....................................................               18.9
Financials .................................................               13.8
Health Care ................................................               12.3
Consumer Discretionary .....................................               10.0
Industrials ................................................                9.5
Materials ..................................................                6.0
Consumer Staples ...........................................                1.4
Other* .....................................................                5.6
--------------------------------------------------------------------------------

*     Includes portfolio holdings in short-term investments.

      For Portfolio compliance purposes, the Portfolio's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Large Cap Core Strategy Portfolio
Schedule of Investments as of June 30, 2006
================================================================================

                                     Shares
Industry                              Held                                Common Stocks                       Value
---------------------------------------------------------------------------------------------------------------------
Aerospace & Defense--3.7%             54,000    Boeing Co. ...........................................    $ 4,423,140
                                      53,000    Lockheed Martin Corp. ................................      3,802,220
                                      48,000    Northrop Grumman Corp. ...............................      3,074,880
                                                                                                          -----------
                                                                                                           11,300,240
---------------------------------------------------------------------------------------------------------------------
Airlines--1.0%                       121,000    AMR Corp. (a) ........................................      3,075,820
---------------------------------------------------------------------------------------------------------------------
Automobiles--1.1%                     61,000    Harley-Davidson, Inc. (d) ............................      3,348,290
---------------------------------------------------------------------------------------------------------------------
Capital Markets--6.7%                 26,000    The Bear Stearns Cos., Inc. ..........................      3,642,080
                                     205,000    The Charles Schwab Corp. .............................      3,275,900
                                      30,000    Goldman Sachs Group, Inc. (d) ........................      4,512,900
                                      59,000    Lehman Brothers Holdings, Inc. .......................      3,843,850
                                      79,000    Morgan Stanley .......................................      4,993,590
                                                                                                          -----------
                                                                                                           20,268,320
---------------------------------------------------------------------------------------------------------------------
Chemicals--0.5%                       27,000    Eastman Chemical Co. (d) .............................      1,458,000
---------------------------------------------------------------------------------------------------------------------
Communications Equipment--3.3%       298,000    Cisco Systems, Inc. (a) ..............................      5,819,940
                                     208,000    Motorola, Inc. .......................................      4,191,200
                                                                                                          -----------
                                                                                                           10,011,140
---------------------------------------------------------------------------------------------------------------------
Computers & Peripherals--5.7%        152,000    Dell, Inc. (a) .......................................      3,710,320
                                     158,000    Hewlett-Packard Co. ..................................      5,005,440
                                      73,000    International Business Machines Corp. ................      5,607,860
                                      78,000    NCR Corp. (a) ........................................      2,857,920
                                                                                                          -----------
                                                                                                           17,181,540
---------------------------------------------------------------------------------------------------------------------
Diversified Financial Services--4.0%  49,000    Bank of America Corp. ................................      2,356,900
                                      64,000    Citigroup, Inc. ......................................      3,087,360
                                     155,000    JPMorgan Chase & Co. .................................      6,510,000
                                                                                                          -----------
                                                                                                           11,954,260
---------------------------------------------------------------------------------------------------------------------
Electrical Equipment--1.1%            47,000    Rockwell Automation, Inc. ............................      3,384,470
---------------------------------------------------------------------------------------------------------------------
Electronic Equipment &                96,000    Agilent Technologies, Inc. (a) .......................      3,029,760
Instruments--1.1%                    120,000    Solectron Corp. (a) ..................................        410,400
                                                                                                          -----------
                                                                                                            3,440,160
---------------------------------------------------------------------------------------------------------------------
Food Products--1.2%                   91,000    Archer Daniels Midland Co. ...........................      3,756,480
---------------------------------------------------------------------------------------------------------------------
Health Care Equipment &               51,000    Becton Dickinson & Co. ...............................      3,117,630
Supplies--1.0%
---------------------------------------------------------------------------------------------------------------------
Health Care Providers &               84,000    Aetna, Inc. ..........................................      3,354,120
Services--7.8%                        76,000    AmerisourceBergen Corp. ..............................      3,185,920
                                       1,000    Cardinal Health, Inc. ................................         64,330
                                      71,000    Caremark Rx, Inc. ....................................      3,540,770
                                      42,000    Express Scripts, Inc. (a) ............................      3,013,080
                                      60,000    Humana, Inc. (a) .....................................      3,222,000
                                      68,000    McKesson Corp. .......................................      3,215,040
                                      56,000    WellPoint, Inc. (a) ..................................      4,075,120
                                                                                                          -----------
                                                                                                           23,670,380
---------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--1.9%   49,000    International Game Technology ........................      1,859,060
                                      98,000    Starbucks Corp. (a) ..................................      3,700,480
                                                                                                          -----------
                                                                                                            5,559,540
---------------------------------------------------------------------------------------------------------------------
Household Products--0.4%              24,000    The Procter & Gamble Co. .............................      1,334,400
---------------------------------------------------------------------------------------------------------------------
IT Services--2.2%                     24,000    CheckFree Corp. (a) ..................................      1,189,440
                                      55,000    Computer Sciences Corp. (a) ..........................      2,664,200
                                      74,000    Paychex, Inc. ........................................      2,884,520
                                                                                                          -----------
                                                                                                            6,738,160
---------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates--1.8%       163,000    General Electric Co. .................................      5,372,480
---------------------------------------------------------------------------------------------------------------------
Insurance--3.7%                        6,000    American International Group, Inc. ...................        354,300
                                       4,000    Hartford Financial Services Group, Inc. ..............        338,400
                                      50,000    Prudential Financial, Inc. ...........................      3,885,000
                                      53,000    Safeco Corp. .........................................      2,986,550
                                      82,000    The St. Paul Travelers Cos., Inc. ....................      3,655,560
                                                                                                          -----------
                                                                                                           11,219,810
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Large Cap Core Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Continued)
================================================================================

                                     Shares
Industry                              Held                                Common Stocks                       Value
---------------------------------------------------------------------------------------------------------------------
Machinery--2.5%                       57,000    Caterpillar, Inc. ....................................    $ 4,245,360
                                      66,000    Illinois Tool Works, Inc. ............................      3,135,000
                                                                                                          -----------
                                                                                                            7,380,360
---------------------------------------------------------------------------------------------------------------------
Media--1.7%                           16,000    Univision Communications, Inc. Class A (a) ...........        536,000
                                     148,000    Walt Disney Co. ......................................      4,440,000
                                                                                                          -----------
                                                                                                            4,976,000
---------------------------------------------------------------------------------------------------------------------
Metals & Mining--5.9%                118,000    Alcoa, Inc. ..........................................      3,818,480
                                      65,000    Freeport-McMoRan Copper & Gold, Inc. Class B .........      3,601,650
                                      67,000    Nucor Corp. ..........................................      3,634,750
                                      40,000    Phelps Dodge Corp. ...................................      3,286,400
                                      51,000    United States Steel Corp. ............................      3,576,120
                                                                                                          -----------
                                                                                                           17,917,400
---------------------------------------------------------------------------------------------------------------------
Multiline Retail--3.3%                50,000    JC Penney Co., Inc. ..................................      3,375,500
                                      58,000    Kohl's Corp. (a) .....................................      3,428,960
                                      85,000    Nordstrom, Inc. ......................................      3,102,500
                                                                                                          -----------
                                                                                                            9,906,960
---------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--20.0%    73,000    Anadarko Petroleum Corp. .............................      3,481,370
                                      35,000    Apache Corp. .........................................      2,388,750
                                      87,000    Chevron Corp. ........................................      5,399,220
                                      87,000    ConocoPhillips .......................................      5,701,110
                                      63,000    Devon Energy Corp. ...................................      3,805,830
                                     202,000    Exxon Mobil Corp. ....................................     12,392,700
                                      66,000    Hess Corp. ...........................................      3,488,100
                                      62,000    Kerr-McGee Corp. .....................................      4,299,700
                                      49,000    Marathon Oil Corp. ...................................      4,081,700
                                      42,000    Occidental Petroleum Corp. ...........................      4,307,100
                                      46,000    Sunoco, Inc. .........................................      3,187,340
                                      48,000    Tesoro Corp. .........................................      3,569,280
                                      65,000    Valero Energy Corp. ..................................      4,323,800
                                                                                                          -----------
                                                                                                           60,426,000
---------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--4.2%                 22,000    Johnson & Johnson ....................................      1,318,240
                                     138,000    Merck & Co., Inc. ....................................      5,027,340
                                     264,000    Pfizer, Inc. .........................................      6,196,080
                                                                                                          -----------
                                                                                                           12,541,660
---------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor        98,000    Advanced Micro Devices, Inc. (a) .....................      2,393,160
Equipment--6.3%                       90,000    Analog Devices, Inc. (d) .............................      2,892,600
                                      70,000    Lam Research Corp. (a) ...............................      3,263,400
                                     115,000    National Semiconductor Corp. (d) .....................      2,742,750
                                      29,000    Novellus Systems, Inc. (a) ...........................        716,300
                                     143,000    Nvidia Corp. (a) .....................................      3,044,470
                                     133,000    Texas Instruments, Inc. (d) ..........................      4,028,570
                                                                                                          -----------
                                                                                                           19,081,250
---------------------------------------------------------------------------------------------------------------------
Software--5.1%                       236,000    BEA Systems, Inc. (a) ................................      3,089,240
                                     130,000    Compuware Corp. (a) ..................................        871,000
                                      57,000    Intuit, Inc. (a) .....................................      3,442,230
                                      92,000    McAfee, Inc. (a) .....................................      2,232,840
                                      91,000    Microsoft Corp. ......................................      2,120,300
                                     109,000    Red Hat, Inc. (a) ....................................      2,550,600
                                      62,000    Synopsys, Inc. (a) ...................................      1,163,740
                                                                                                          -----------
                                                                                                           15,469,950
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Large Cap Core Strategy Portfolio
Schedule of Investments as of June 30, 2006 (Concluded)
================================================================================

                                     Shares
Industry                              Held                                Common Stocks                       Value
---------------------------------------------------------------------------------------------------------------------
Specialty Retail--2.4%                68,000    Best Buy Co., Inc. (d) ...............................    $ 3,729,120
                                     138,000    Staples, Inc. ........................................      3,356,160
                                                                                                          -----------
                                                                                                            7,085,280
---------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance--0.2%      13,000    The PMI Group, Inc. ..................................        579,540
---------------------------------------------------------------------------------------------------------------------
Tobacco--0.2%                          8,000    Altria Group, Inc. ...................................        587,440
---------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks (Cost--$264,536,871)--100.0% .....    302,142,960
---------------------------------------------------------------------------------------------------------------------
                                   Beneficial
                                    Interest                      Short-Term Securities
---------------------------------------------------------------------------------------------------------------------
                                 $       335    Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                  Series I, 4.78% (b)(c) .............................            335
                                  17,891,300    Merrill Lynch Liquidity Series, LLC Money Market
                                                  Series, 5.22% (b)(c)(e) ............................     17,891,300
---------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Securities
                                                  (Cost--$17,891,635)--5.9% ..........................     17,891,635
---------------------------------------------------------------------------------------------------------------------
                                                Total Investments (Cost--$282,428,506*)--105.9% ......    320,034,595
                                                Liabilities in Excess of Other Assets--(5.9%) ........    (17,780,841)
                                                                                                          -----------
                                                Net Assets--100.0% ...................................   $302,253,754
                                                                                                         ============
---------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

Aggregate cost .................................................  $ 283,856,905
                                                                  =============
Gross unrealized appreciation ..................................  $  49,489,185
Gross unrealized depreciation ..................................    (13,311,495)
                                                                  -------------
Net unrealized appreciation ....................................  $  36,177,690
                                                                  =============

(a)   Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

================================================================================
                                                         Net           Interest
      Affiliate                                       Activity          Income
--------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash
  Sweep Series I ................................   $    (1,832)            --
Merrill Lynch Liquidity Series, LLC Money
  Market Series .................................   $(9,790,050)        $8,356
--------------------------------------------------------------------------------

(c)   Represents the current yield as of 6/30/2006.

(d)   Security, or a portion of security, is on loan.

(e)   Security was purchased with the cash proceeds from securities loans.

o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Money Reserve Portfolio
Schedule of Investments as of June 30, 2006
================================================================================

                                   Face                                                   Interest      Maturity
                                  Amount                          Issue                     Rate*          Date         Value
--------------------------------------------------------------------------------------------------------------------------------
Bank Notes--3.8%              $ 4,000,000    Bank of America, NA (b) ..................     5.31%       8/10/2006    $ 4,000,000
                                5,000,000    Bank of America, NA (b) ..................     5.315       1/16/2007      5,000,000
                                3,000,000    LaSalle National Bank ....................     4.10        7/26/2006      2,997,748
--------------------------------------------------------------------------------------------------------------------------------
                                             Total Bank Notes
                                             (Cost--$12,000,000)                                                      11,997,748
--------------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit--       1,500,000    BNP Paribas, London ......................     4.395      10/04/2006      1,495,227
Euro--2.3%                      3,000,000    Calyon, London ...........................     3.86        7/05/2006      2,999,607
                                2,500,000    Calyon, London ...........................     4.365      10/03/2006      2,491,960
--------------------------------------------------------------------------------------------------------------------------------
                                             Total Certificates of Deposit--European
                                             (Cost--$7,000,000)                                                        6,986,794
--------------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit--       7,000,000    Canadian Imperial Bank of
Yankee--2.9%                                   Commerce, NY (b) .......................     5.279       7/15/2007      7,000,000
                                2,000,000    Swedbank, NY .............................     5.199       3/30/2007      1,993,120
--------------------------------------------------------------------------------------------------------------------------------
                                             Total Certificates of Deposit--Yankee
                                             (Cost--$8,999,982)                                                        8,993,120
--------------------------------------------------------------------------------------------------------------------------------
Commercial Paper--63.3%         7,546,000    Barton Capital Corp. .....................     5.06        7/03/2006      7,546,000
                               13,057,000    Bryant Park Funding, LLC .................     5.03        7/05/2006     13,053,351
                               12,000,000    Chariot Funding, LLC .....................     5.15        7/14/2006     11,981,117
                               14,000,000    Ciesco, LLC ..............................     5.29        8/10/2006     13,921,826
                               13,000,000    Compass Securitization, LLC ..............     5.27        7/18/2006     12,971,454
                               14,130,000    CRC Funding, LLC .........................     5.36        8/28/2006     14,012,187
                               15,000,000    FCAR Owner Trust .........................     5.06        7/06/2006     14,993,675
                               11,619,000    Grampian Funding Ltd. ....................     5.30        8/07/2006     11,559,130
                               14,000,000    Greyhawk Funding, LLC ....................     5.24        7/17/2006     13,971,627
                               10,432,000    Kitty Hawk Funding Corp. .................     5.28        7/25/2006     10,398,339
                                1,890,000    Morgan Stanley (b) .......................     5.383      11/17/2006      1,890,000
                                9,634,000    New Center Asset Trust ...................     5.10        7/10/2006      9,624,446
                                4,500,000    New Center Asset Trust ...................     5.32        8/11/2006      4,474,065
                               10,000,000    Newport Funding Corp. ....................     5.23        7/19/2006      9,976,756
                               12,148,000    Old Line Funding, LLC ....................     5.26        8/09/2006     12,082,327
                                2,417,000    Ranger Funding Co., LLC ..................     5.30        7/17/2006      2,412,018
                                5,000,000    Scandinaviska Eskilde Banken AB (b) ......     5.32       11/29/2006      4,999,898
                               13,000,000    The Southern Company Funding Corp. .......     5.29        7/31/2006     12,946,512
                                7,866,000    Thunder Bay Funding, LLC .................     5.28        8/09/2006      7,823,314
                                7,577,000    Yorktown Capital, LLC ....................     5.24        7/20/2006      7,558,251
--------------------------------------------------------------------------------------------------------------------------------
                                             Total Commercial Paper
                                             (Cost--$198,196,292)                                                    198,196,293
--------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds--0.3%           1,000,000    Bank of Ireland (b) ......................     5.237       7/20/2007      1,000,000
--------------------------------------------------------------------------------------------------------------------------------
                                             Total Corporate Bonds
                                             (Cost--$1,000,000)                                                        1,000,000
--------------------------------------------------------------------------------------------------------------------------------
Funding Agreements--8.1%        3,000,000    General Electric Capital Assurance
                                               Co. (a)(b) .............................     5.199      10/02/2006      3,000,000
                                9,000,000    Jackson National Life Insurance
                                               Co. (a)(b) .............................     5.169       5/01/2007      9,000,000
                                3,000,000    Monumental Life Insurance
                                               Co. (a)(b) .............................     5.254      11/16/2006      3,000,000
                               10,500,000    Monumental Life Insurance
                                               Co. (a)(b) .............................     5.269      11/22/2006     10,500,000
--------------------------------------------------------------------------------------------------------------------------------
                                             Total Funding Agreements
                                             (Cost--$25,500,000)                                                      25,500,000
--------------------------------------------------------------------------------------------------------------------------------
Medium-Term Notes--8.8%         7,000,000    General Electric Capital Corp. (b) .......     5.352       7/17/2007      7,000,000
                                4,100,000    Goldman Sachs Group, Inc. (b) ............     5.219       7/13/2007      4,100,000
                                3,000,000    HSBC Finance Corp. (b) ...................     5.353       7/23/2007      3,000,000
                                1,300,000    MetLife Funding, Inc. (b) ................     5.148       7/06/2007      1,300,000

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Money Reserve Portfolio
Schedule of Investments as of June 30, 2006 (Concluded)
================================================================================

                                     Face                                                   Interest      Maturity
                                    Amount                          Issue                     Rate*          Date         Value
----------------------------------------------------------------------------------------------------------------------------------
Medium-Term Notes               $ 1,750,000    MetLife Funding, Inc. (b) ..............       5.259%      7/16/2007   $  1,750,000
(concluded)                       2,000,000    Northern Rock Plc (b) ..................       5.353       7/09/2007      2,000,280
                                  1,575,000    Stanfield Victoria Finance Ltd. (b) ....       5.315      12/15/2006      1,574,823
                                  7,000,000    Stanfield Victoria Finance Ltd. (b) ....       5.32        6/04/2007      6,999,046
----------------------------------------------------------------------------------------------------------------------------------
                                               Total Medium-Term Notes
                                               (Cost--$27,723,870)                                                      27,724,149
----------------------------------------------------------------------------------------------------------------------------------
U.S. Government, Agency           1,000,000    Fannie Mae .............................       3.00        9/20/2006        994,764
& Instrumentality Obligations--   4,200,000    Fannie Mae .............................       4.15        7/13/2007      4,142,930
Non-Discount--10.2%               3,000,000    Fannie Mae .............................       4.875       1/11/2008      2,972,538
                                  1,000,000    Fannie Mae .............................       4.96        2/08/2008        991,460
                                  2,500,000    Federal Home Loan Bank System ..........       3.25        7/21/2006      2,497,753
                                  4,000,000    Federal Home Loan Bank System (b) ......       5.169       8/21/2006      3,999,680
                                  2,850,000    Federal Home Loan Bank System ..........       3.80       12/29/2006      2,825,997
                                  1,000,000    Federal Home Loan Bank System ..........       3.45        1/10/2007        989,283
                                  1,000,000    Federal Home Loan Bank System (b) ......       4.00        6/13/2007        985,401
                                  2,000,000    Federal Home Loan Bank System ..........       4.00        6/22/2007      1,970,924
                                    750,000    Federal Home Loan Bank System ..........       4.21        9/14/2007        738,386
                                  2,200,000    Freddie Mac ............................       3.82        7/14/2006      2,199,171
                                  1,400,000    Freddie Mac ............................       4.45        9/28/2007      1,382,307
                                    700,000    Freddie Mac ............................       4.595      10/05/2007        692,243
                                    800,000    Freddie Mac ............................       4.625      10/05/2007        791,422
                                  1,000,000    Freddie Mac ............................       4.655      10/11/2007        989,516
                                    700,000    Freddie Mac ............................       4.705      10/11/2007        693,085
                                  1,000,000    Freddie Mac ............................       4.75       10/24/2007        989,453
                                  1,100,000    U.S. Treasury Notes ....................       4.375       1/31/2008      1,086,293
----------------------------------------------------------------------------------------------------------------------------------
                                               Total U.S. Government, Agency &
                                               Instrumentality Obligations--Non-Discount
                                               (Cost--$32,152,329)                                                      31,932,606
----------------------------------------------------------------------------------------------------------------------------------
                                               Total Investments
                                               (Cost--$312,572,473**)--99.7% ..........                                312,330,710
                                               Other Assets Less Liabilities--0.3% ....                                    863,327
                                                                                                                      ------------
                                               Net Assets--100.0% .....................                               $313,194,037
                                                                                                                      ============

 * Commercial Paper and certain U.S. Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjustable periodically based upon appropriate indexes. The interest rates shown are the rates in effect at June 30, 2006.

**    Cost for federal income tax purposes.

(a) Restricted securities as to resale, representing 8.1% of net assets were as follows:

-----------------------------------------------------------------------------------------------------------------
Issue                                                                 Acquisition Date      Cost          Value
-----------------------------------------------------------------------------------------------------------------
General Electric Capital Assurance Co., 5.199% due 10/02/2006 .....      10/03/2005     $ 3,000,000   $ 3,000,000
Jackson National Life Insurance Co., 5.169% due 5/01/2007 .........       5/01/2006       9,000,000     9,000,000
Monumental Life Insurance Co., 5.254% due 11/16/2006 ..............      11/17/2005       3,000,000     3,000,000
Monumental Life Insurance Co., 5.269% due 11/22/2006 ..............      10/26/2005      10,500,000    10,500,000
-----------------------------------------------------------------------------------------------------------------
Total .............................................................                     $25,500,000   $25,500,000
                                                                                        ===========   ===========
-----------------------------------------------------------------------------------------------------------------

(b)   Variable rate security.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Statements of Assets and Liabilities as of June 30, 2006
================================================================================

                                                         Mercury        Mercury         Mercury         Mercury
                                                        Balanced         Core         Fundamental       Global
                                                         Capital         Bond           Growth        Allocation
                                                        Strategy       Strategy        Strategy        Strategy
                                                        Portfolio      Portfolio       Portfolio       Portfolio
------------------------------------------------------------------------------------------------------------------
      Assets:
      Investments in unaffiliated securities,
        at value*+++ .............................   $734,340,586    $127,688,520    $ 237,415,192    $270,815,983
      Investments in affiliated securities,
        at value++++++ ...........................    136,040,857       5,100,000       30,831,696       6,125,152
      Options purchased, at value+++++ ...........         36,125          14,609               --              --
      Unrealized appreciation on swaps ...........        161,941          71,778               --              --
      Cash .......................................          6,444          19,500            2,432          13,128
      Foreign cash++++ ...........................             --              --            6,394       6,638,697
      Receivable for securities sold .............      1,491,572       6,761,175               --       1,120,157
      Interest receivable ........................      2,060,031         967,421               --         958,759
      Dividends receivable .......................        649,545              --          246,290         443,897
      Receivable for capital shares sold .........             --              --               --              --
      Receivable for variation margin ............             --              --               --           7,145
      Receivable for paydowns ....................             --             401               --              --
      Receivable for securities lending ..........          1,821             368            2,091              --
      Receivable for swaps .......................          5,399         108,786               --              --
      Receivable for options written .............             --              --               --          15,227
      Receivable from investment adviser .........             --              --               --          61,240
      Swaps premiums paid ........................         11,020          45,190               --              --
      Prepaid expenses and other assets ..........         17,475           3,064            2,902           2,557
                                                     ------------    ------------    -------------    ------------
      Total assets ...............................    874,822,816     140,780,812      268,506,997     286,201,942
                                                     ------------    ------------    -------------    ------------
      Liabilities:
      Collateral on securities loaned, at value ..     16,409,000       5,100,000       26,973,950              --
      Unrealized depreciation on swaps ...........        797,072         308,985               --           2,285
      Options written, at value++ ................         48,875          19,766               --       2,136,120
      Unrealized depreciation on forward
        foreign exchange contracts ...............             --              --               --           8,231
      Payable for securities purchased ...........     31,667,685      18,599,855          709,506       1,956,689
      Payable for capital shares redeemed ........        379,929           9,108           33,255          23,777
      Payable for variation margin ...............        166,766          75,782               --              --
      Payable for swaps ..........................        198,068         200,034               --             174
      Payable for dividends and distributions
        to shareholders ..........................           --           463,467               --              --
      Payable to investment adviser--net .........        212,536          27,512           61,754          70,576
      Swap premiums received .....................         42,373          56,057               --              --
      Payable for other affiliates ...............          9,956           2,135            3,896           3,627
      Bank overdraft .............................             --              --               --              --
      Deferred foreign capital gain tax ..........             --              --               --          72,932
      Accrued expenses and other liabilities .....        139,466          27,284           30,626          85,274
                                                     ------------    ------------    -------------    ------------
      Total liabilities ..........................     50,071,726      24,889,985       27,812,987       4,359,685
                                                     ------------    ------------    -------------    ------------
      Net Assets .................................   $824,751,090    $115,890,827    $ 240,694,010    $281,842,257
                                                     ============    ============    =============    ============
      Net Assets Consist of:
      Undistributed (accumulated distributions
        in excess of) investment income--net .....   $ 10,418,973    $   (273,749)   $   1,271,336    $  2,287,712
      Undistributed (accumulated) realized
        capital gains (losses)--net ..............    (89,585,126)     (2,648,007)    (133,796,858)     16,375,581
      Unrealized appreciation (depreciation)--net.     69,291,348      (1,772,004)      32,127,850      37,670,018
                                                     ------------    ------------    -------------    ------------
      Total accumulated earnings (losses)--net ...     (9,874,805)     (4,693,760)    (100,397,672)     56,333,311
                                                     ------------    ------------    -------------    ------------
      Common Stock, $.10 par value+ ..............      5,595,117       1,043,495        1,049,068       1,626,582
      Paid-in capital in excess of par ...........    829,030,778     119,541,092      340,042,614     223,882,364
                                                     ------------    ------------    -------------    ------------
      Net Assets .................................   $824,751,090    $115,890,827    $ 240,694,010    $281,842,257
                                                     ============    ============    =============    ============
      Capital shares outstanding .................     55,951,166      10,434,945       10,490,676      16,265,824
                                                     ============    ============    =============    ============
      Net asset value, offering and redemption
        price per share ..........................   $      14.74    $      11.11    $       22.94    $      17.33
                                                     ============    ============    =============    ============
     *Identified cost for unaffiliated
        securities ...............................   $664,345,965    $129,211,233    $ 205,287,326    $232,216,548
                                                     ============    ============    =============    ============
     +Authorized shares ..........................    300,000,000     100,000,000      100,000,000     100,000,000
                                                     ============    ============    =============    ============
    ++Premiums received ..........................   $     69,701    $     28,188               --    $  1,390,736
                                                     ============    ============    =============    ============
   +++Value of Securities loaned .................   $ 15,765,749    $  4,929,450    $  26,551,388              --
                                                     ============    ============    =============    ============
  ++++Cost .......................................             --              --    $       6,394    $  6,728,602
                                                     ============    ============    =============    ============
 +++++Premiums paid ..............................   $     70,549    $     28,531               --              --
                                                     ============    ============    =============    ============
++++++Identified cost for affiliated securities ..   $136,040,857    $  5,100,000    $  30,831,696    $  6,125,152
                                                     ============    ============    =============    ============

                                                                        Mercury        Mercury
                                                        Mercury      Intermediate     Large Cap        Mercury
                                                         High         Government        Core            Money
                                                         Yield           Bond         Strategy         Reserve
                                                       Portfolio       Portfolio      Portfolio       Portfolio
------------------------------------------------------------------------------------------------------------------
      Assets:
      Investments in unaffiliated securities,
        at value*+++ .............................   $ 51,423,239    $179,793,471    $302,142,960   $  312,330,710
      Investments in affiliated securities,
        at value++++++ ...........................      1,663,295         549,217      17,891,635               --
      Options purchased, at value+++++ ...........             --              --              --               --
      Unrealized appreciation on swaps ...........             --         618,052              --               --
      Cash .......................................          6,317              --           1,429               --
      Foreign cash++++ ...........................           --                --              --               --
      Receivable for securities sold .............        270,412              --              --               --
      Interest receivable ........................      1,017,848       1,081,664              --        1,064,258
      Dividends receivable .......................          4,688              --         237,985               --
      Receivable for capital shares sold .........             --              --             114           54,105
      Receivable for variation margin ............             --              --              --               --
      Receivable for paydowns ....................             --              --              --               --
      Receivable for securities lending ..........             --              --           1,492               --
      Receivable for swaps .......................             --         158,257              --               --
      Receivable for options written .............             --              --              --               --
      Receivable from investment adviser                       --              --              --               --
      Swaps premiums paid ........................             --              --              --               --
      Prepaid expenses and other assets ..........            754           1,858           2,909            4,222
                                                     ------------    ------------    ------------   --------------
        Total assets .............................     54,386,553     182,202,519     320,278,524      313,453,295
                                                     ------------    ------------    ------------   --------------
      Liabilities:
      Collateral on securities loaned, at value ..             --              --      17,891,300               --
      Unrealized depreciation on swaps ...........             --         132,938              --               --
      Options written, at value++ ................             --             105              --               --
      Unrealized depreciation on forward
        foreign exchange contracts ...............             --              --              --               --
      Payable for securities purchased ...........             --       9,748,225              --               --
      Payable for capital shares redeemed ........            778          44,611           3,963          112,717
      Payable for variation margin ...............             --              --              --               --
      Payable for swaps ..........................             --         238,451              --               --
      Payable for dividends and distributions
        to shareholders ..........................        396,270         608,655              --               --
      Payable to investment adviser--net .........         12,559          44,759          76,381           81,053
      Swap premiums received .....................             --              --              --               --
      Payable for other affiliates ...............          1,452           2,773           4,104            3,941
      Bank Overdraft .............................             --              --              --           21,304
      Deferred foreign capital gain tax ..........             --              --              --               --
      Accrued expenses and other liabilities .....          5,956          25,436          49,022           40,243
                                                     ------------    ------------    ------------   --------------
        Total liabilities ........................        417,015      10,845,953      18,024,770          259,258
                                                     ------------    ------------    ------------   --------------
      Net Assets .................................   $ 53,969,538    $171,356,566    $302,253,754   $  313,194,037
                                                     ============    ============    ============   ==============
      Net Assets Consist of:
      Undistributed (accumulated distributions
        in excess of) investment income--net .....   $    (82,465)   $   (674,027)   $  1,349,544   $          139
      Undistributed (accumulated) realized
        capital gains (losses)--net ..............    (39,609,928)     (2,653,087)     14,425,047             (139)
      Unrealized appreciation (depreciation)--net.     (1,084,211)     (2,059,123)     37,606,089         (241,763)
                                                     ------------    ------------    ------------   --------------
      Total accumulated earnings (losses)--net ...    (40,776,604)     (5,386,237)     53,380,680         (241,763)
                                                     ------------    ------------    ------------   --------------
      Common Stock, $.10 par value+ ..............        956,398       1,565,889       1,229,418       31,343,580
      Paid-in capital in excess of par ...........     93,789,744     175,176,914     247,643,656      282,092,220
                                                     ------------    ------------    ------------   --------------
      Net Assets .................................   $ 53,969,538    $171,356,566    $302,253,754   $  313,194,037
                                                     ============    ============    ============   ==============
      Capital shares outstanding .................      9,563,983      15,658,892      12,294,179      313,435,800
                                                     ============    ============    ============   ==============
      Net asset value, offering and redemption
        price per share ..........................   $       5.64    $      10.94    $      24.59   $         1.00
                                                     ============    ============    ============   ==============
     *Identified cost for unaffiliated
        securities ...............................   $ 52,507,450    $182,354,403    $264,536,871   $  312,572,473
                                                     ============    ============    ============   ==============
     +Authorized shares ..........................    100,000,000     100,000,000     100,000,000    2,000,000,000
                                                     ============    ============    ============   ==============
    ++Premiums received ..........................             --    $     16,800              --               --
                                                     ============    ============    ============   ==============
   +++Value of Securities loaned .................             --              --    $ 17,446,121               --
                                                     ============    ============    ============   ==============
  ++++Cost .......................................             --              --              --               --
                                                     ============    ============    ============   ==============
 +++++Premiums paid ..............................             --              --              --               --
                                                     ============    ============    ============   ==============
++++++Identified cost for affiliated securities ..   $  1,663,295    $    549,217    $ 17,891,635               --
                                                     ============    ============    ============   ==============

      See Notes to Financial Statements.


                                      88/89

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Statements of Operations for the Six Months Ended June 30, 2006
================================================================================

                                                             Mercury         Mercury        Mercury          Mercury
                                                             Balanced         Core        Fundamental        Global
                                                             Capital          Bond          Growth          Allocation
                                                             Strategy       Strategy       Strategy         Strategy
                                                            Portfolio      Portfolio       Portfolio        Portfolio
-----------------------------------------------------------------------------------------------------------------------
   Investment Income:
   Interest**+ ........................................   $  7,787,068    $  2,986,467    $    129,688    $  2,106,816
   Dividends*  ........................................      4,725,649          15,823       1,682,698       2,234,107
   Securities lending--net ............................         16,837           3,738          16,520              --
   Other income .......................................             --              --              --              --
                                                          ------------    ------------    ------------    ------------
   Total income .......................................     12,529,554       3,006,028       1,828,906       4,340,923
                                                          ------------    ------------    ------------    ------------
   Expenses:
   Investment advisory fees ...........................      1,422,883         199,360         429,195         466,993
   Accounting services ................................        175,731          26,730          49,984          55,255
   Professional fees ..................................         24,313          16,568          18,114          23,877
   Custodian fees .....................................         29,393          14,779          22,550          93,143
   Printing and shareholder reports ...................         21,608           3,090           6,204           7,101
   Directors' fees and expenses .......................         23,389           3,342           7,006           6,829
   Pricing services ...................................         22,498          19,804           1,714          11,378
   Transfer agent fees ................................          2,474           2,448           2,333           2,488
   Interest on securities sold short ..................         10,726           4,500              --              --
   Registration fees ..................................            594             588             559             597
   Other ..............................................         29,888          19,988           7,072           7,717
                                                          ------------    ------------    ------------    ------------
   Total expenses before waiver .......................      1,763,497         311,197         544,731         675,378
   Waiver of expenses .................................             --         (11,019)             --          (1,289)
                                                          ------------    ------------    ------------    ------------
   Total expenses after waiver ........................      1,763,497         300,178         544,731         674,089
                                                          ------------    ------------    ------------    ------------
   Investment income--net .............................     10,766,057       2,705,850       1,284,175       3,666,834
                                                          ------------    ------------    ------------    ------------
   Realized & Unrealized Gain (Loss)--Net
     Realized gain (loss) on:
     Investments--net*** ..............................     17,608,774      (1,316,757)      6,679,265      15,775,716
     Foreign currency transactions--net ...............        (66,081)        (28,578)        (20,739)        443,317
     Financial futures contracts and swaps--net ........    (1,207,397)       (611,620)             --         222,904
     Short sales--net .................................        123,076          47,994              --              --
     Options written--net .............................       (182,552)        (83,084)         53,971          98,030
                                                          ------------    ------------    ------------    ------------
   Total realized gain (loss)--net ....................     16,275,820      (1,992,045)      6,712,497      16,539,967
                                                          ------------    ------------    ------------    ------------
   Increase from payment by affiliate in order to
     resolve a regulatory issue relating to
     an investment ....................................             --              --              --          61,240

   Change in unrealized appreciation/depreciation on:
     Investments--net .................................      2,557,698      (1,742,570)     (4,857,756)+++  (1,343,761)++
     Foreign currency transactions--net ...............         15,945           2,344             (16)       (223,267)
     Financial futures contracts and swaps--net .......        116,078          82,085              --        (146,698)
     Options written--net .............................         88,683          38,552              --         101,531
                                                          ------------    ------------    ------------    ------------
   Total change in unrealized appreciation
     depreciation--net ................................      2,778,404      (1,619,589)     (4,857,772)     (1,612,195)
                                                          ------------    ------------    ------------    ------------
   Total realized and unrealized gain (loss)--net .....     19,054,224      (3,611,634)      1,854,725      14,989,012
                                                          ------------    ------------    ------------    ------------
   Net Increase (Decrease) in Net Assets Resulting from
     Operations .......................................   $ 29,820,281    $   (905,784)   $  3,138,900    $ 18,655,846
                                                          ============    ============    ============    ============
  *Net of foreign withholding tax .....................   $     83,705              --    $     28,605    $    143,810
                                                          ============    ============    ============    ============
 **Interest from affiliates ...........................   $  2,264,071              --    $    129,688    $    645,197
                                                          ============    ============    ============    ============
***Net of foreign capital gain tax ....................             --              --              --    $      5,054
                                                          ============    ============    ============    ============
  +Net of foreign withholding tax .....................             --              --              --    $     22,967
                                                          ============    ============    ============    ============
 ++Net of $51,593 deferred foreign capital gain tax ...
                                                          ============    ============    ============    ============
+++Net of $11,535 foreign capital gain tax credit ......
                                                          ============    ============    ============    ============

                                                                            Mercury          Mercury
                                                            Mercury      Intermediate       Large Cap       Mercury
                                                              High         Government         Core           Money
                                                             Yield           Bond           Strategy        Reserve
                                                            Portfolio      Portfolio        Portfolio      Portfolio
----------------------------------------------------------------------------------------------------------------------
   Investment Income:
   Interest**+ ........................................   $  2,348,878    $  4,331,330              --    $  7,246,571
   Dividends* .........................................          9,375              --    $  2,003,126              --
   Securities lending--net ............................             --              --           8,356              --
   Other income .......................................         27,476              --              --              --
                                                          ------------    ------------    ------------    ------------
   Total income .......................................      2,385,729       4,331,330       2,011,482       7,246,571
                                                          ------------    ------------    ------------    ------------
   Expenses:
   Investment advisory fees ...........................         98,566         297,003         526,947         515,444
   Accounting services ................................         13,453          38,595          70,108          62,771
   Professional fees ..................................         17,040          15,346          20,148          18,220
   Custodian fees .....................................          6,697          12,313          16,280          10,159
   Printing and shareholder reports ...................          1,515           4,408           8,774           7,695
   Directors' fees and expenses .......................          1,845           4,681           8,646           8,242
   Pricing services ...................................          8,654           5,137             563             771
   Transfer agent fees ................................          2,476           2,396           2,697           2,492
   Interest on securities sold short ..................             --              --              --              --
   Registration fees ..................................            594             575             647              --
   Other ..............................................          4,710           6,595           7,123           7,546
                                                          ------------    ------------    ------------    ------------
   Total expenses before waiver .......................        155,550         387,049         661,933         633,340
   Waiver of expenses .................................         (9,361)             --              --              --
                                                          ------------    ------------    ------------    ------------
   Total expenses after waiver ........................        146,189         387,049         661,933         633,340
                                                          ------------    ------------    ------------    ------------
   Investment income--net .............................      2,239,540       3,944,281       1,349,549       6,613,231
                                                          ------------    ------------    ------------    ------------
   Realized & Unrealized Gain (Loss)--Net
     Realized gain (loss) on:
     Investments--net*** ..............................       (311,199)       (401,116)     15,853,455             (15)
     Foreign currency transactions--net ...............             --              --              --              --
     Financial futures contracts and swaps--net ........            --      (1,353,085)             --              --
     Short sales ......................................             --              --              --              --
     Options written--net .............................             --              --              --              --
                                                          ------------    ------------    ------------    ------------
   Total realized gain (loss)--net ....................       (311,199)     (1,754,201)     15,853,455             (15)
                                                          ------------    ------------    ------------    ------------
   Increase from payment by affiliate in order to
     resolve a regulatory issue relating to
     an investment ....................................             --              --              --              --

   Change in unrealized appreciation/depreciation on:
     Investments--net .................................       (297,088)     (3,773,433)     (7,619,652)        (76,873)
     Foreign currency transactions--net ...............             --              --              --              --
     Financial futures contracts and swaps--net ........            --         446,840              --              --
     Options written--net .............................             --          16,695              --              --
                                                          ------------    ------------    ------------    ------------
   Total change in unrealized appreciation
     depreciation--net ................................       (297,088)     (3,309,898)     (7,619,652)        (76,873)
                                                          ------------    ------------    ------------    ------------
   Total realized and unrealized gain (loss)--net .....       (608,287)     (5,064,099)      8,233,803         (76,888)
                                                          ------------    ------------    ------------    ------------
   Net Increase in Net Assets Resulting from
     Operations .......................................   $  1,631,253    $ (1,119,818)   $  9,583,352    $  6,536,343
                                                          ============    ============    ============    ============
  *Net of foreign withholding tax .....................             --              --              --              --
                                                          ============    ============    ============    ============
 **Interest from affiliates ...........................   $     61,608    $        415              --              --
                                                          ============    ============    ============    ============
***Net of foreign capital gain tax ....................             --              --              --              --
                                                          ============    ============    ============    ============
  +Net of foreign withholding tax                                   --              --              --              --
                                                          ============    ============    ============    ============
 ++Net of $51,593 deferred foreign capital gain tax
                                                          ============    ============    ============    ============
+++Net of $11,535 foreign capital gain tax credit ......
                                                          ============    ============    ============    ============

   See Notes to Financial Statements.


                                      90/91

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Statements of Changes in Net Assets
================================================================================

                                                                      Mercury Balanced Capital            Mercury Core Bond
                                                                          Strategy Portfolio              Strategy Portfolio
                                                                    -----------------------------    ------------------------------
                                                                    For the Six        For the        For the Six        For the
                                                                    Months Ended      Year Ended     Months Ended      Year Ended
                                                                      June 30,       December 31,       June 30,       December 31,
Increase (Decrease) in Net Assets:                                      2006            2005              2006             2005
------------------------------------------------------------------------------------------------------------------------------------
 Operations:
 Investment income--net ........................................   $  10,766,057    $  18,985,012    $   2,705,850    $   4,886,920
 Realized gain(loss)--net ......................................      16,275,820       22,991,764       (1,992,045)        (210,233)
 Change in unrealized appreciation/depreciation--net ...........       2,778,404       (5,088,131)      (1,619,589)      (2,008,026)
                                                                   -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets resulting from
   operations ..................................................      29,820,281       36,888,645         (905,784)       2,668,661
                                                                   -------------    -------------    -------------    -------------
 Dividends & Distributions to Shareholders:
 Investment income--net ........................................         (61,665)     (19,379,720)      (2,759,746)      (6,522,076)
 Realized gain--net ............................................              --               --               --         (569,703)
                                                                   -------------    -------------    -------------    -------------
 Net decrease in net assets resulting from dividends and
   distributions to shareholders ...............................         (61,665)     (19,379,720)      (2,759,746)      (7,091,779)
                                                                   -------------    -------------    -------------    -------------
 Capital Share Transactions:
 Net decrease in net assets derived from capital share
   transactions ................................................     (52,527,796)     (83,918,442)      (3,281,729)      (7,975,743)
                                                                   -------------    -------------    -------------    -------------
 Net Assets:
 Total decrease in net assets ..................................     (22,769,180)     (66,409,517)      (6,947,259)     (12,398,861)
 Beginning of period ...........................................     847,520,270      913,929,787      122,838,086      135,236,947
                                                                   -------------    -------------    -------------    -------------
 End of period* ................................................   $ 824,751,090    $ 847,520,270    $ 115,890,827    $ 122,838,086
                                                                   =============    =============    =============    =============
*Undistributed (accumulated distributions in excess of)
   investment income--net ......................................   $  10,418,973    $    (285,419)   $    (273,749)   $    (219,853)
                                                                   =============    =============    =============    =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Statements of Changes in Net Assets (Continued)
================================================================================

                                                                         Mercury Fundamental             Mercury Global Allocation
                                                                       Growth Strategy Portfolio           Strategy Portfolio
                                                                   ------------------------------    -------------------------------
                                                                     For the Six       For the       For the Six         For the
                                                                    Months Ended     Year Ended      Months Ended      Year Ended
                                                                      June 30,       December 31,      June 30,        December 31,
Increase (Decrease) in Net Assets:                                      2006            2005             2006             2005
------------------------------------------------------------------------------------------------------------------------------------
  Operations:
  Investment income--net .......................................   $   1,284,175    $   2,365,904    $   3,666,834    $   5,796,757
  Realized gain--net ...........................................       6,712,497       18,997,116       16,601,207       19,839,095
  Change in unrealized appreciation/depreciation--net ..........      (4,857,772)        (961,810)      (1,612,195)         186,298
                                                                   -------------    -------------    -------------    -------------
  Net increase in net assets resulting from operations .........       3,138,900       20,401,210       18,655,846       25,822,150
                                                                   -------------    -------------    -------------    -------------
  Dividends & Distributions to Shareholders:
  Investment income--net .......................................            --         (2,360,008)            --         (8,031,303)
  Realized gain--net ...........................................            --               --         (3,006,681)      (3,182,901)
                                                                   -------------    -------------    -------------    -------------
  Net decrease in net assets resulting from dividends and
    distributions to shareholders ..............................            --         (2,360,008)      (3,006,681)     (11,214,204)
                                                                   -------------    -------------    -------------    -------------
  Capital Share Transactions:
  Net increase (decrease) in net assets derived from
    capital share transactions .................................     (19,504,319)     (51,002,839)       3,136,123        9,626,329
                                                                   -------------    -------------    -------------    -------------
  Net Assets:
  Total increase (decrease) in net assets ......................     (16,365,419)     (32,961,637)      18,785,288       24,234,275
  Beginning of period ..........................................     257,059,429      290,021,066      263,056,969      238,822,694
                                                                   -------------    -------------    -------------    -------------
  End of period* ...............................................   $ 240,694,010    $ 257,059,429    $ 281,842,257    $ 263,056,969
                                                                   =============    =============    =============    =============
* Undistributed (accumulated distributions in excess of)
    investment income--net .....................................   $   1,271,336    $     (12,839)   $   2,287,712    $  (1,379,122)
                                                                   =============    =============    =============    =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Statements of Changes in Net Assets (Continued)
================================================================================

                                                                                Mercury                    Mercury Intermediate
                                                                         High Yield Portfolio          Government Bond Portfolio
                                                                   ------------------------------    -------------------------------
                                                                     For the Six      For the        For the Six         For the
                                                                     Months Ended    Year Ended      Months Ended       Year Ended
                                                                       June 30,     December 31,        June 30,       December 31,
Increase (Decrease) in Net Assets:                                      2006            2005              2006             2005
------------------------------------------------------------------------------------------------------------------------------------
 Operations:
 Investment income--net ........................................   $   2,239,540    $   5,641,678    $   3,944,281    $   6,670,657
 Realized loss--net ............................................        (311,199)      (2,088,013)      (1,754,201)      (1,540,508)
 Change in unrealized appreciation/depreciation--net ...........        (297,088)      (2,270,891)      (3,309,898)         741,749
                                                                   -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets resulting from
   operations ..................................................       1,631,253        1,282,774       (1,119,818)       5,871,898
                                                                   -------------    -------------    -------------    -------------
 Dividends to Shareholders:
 Investment income--net ........................................      (2,228,201)      (6,304,565)      (4,093,158)      (8,048,287)
                                                                   -------------    -------------    -------------    -------------
 Net decrease in net assets resulting from dividends
   to shareholders .............................................      (2,228,201)      (6,304,565)      (4,093,158)      (8,048,287)
                                                                   -------------    -------------    -------------    -------------
 Capital Share Transactions:
 Net increase (decrease) in net assets derived from
   capital share transactions ..................................      (3,580,867)     (21,434,116)      (6,330,131)       9,930,087
                                                                   -------------    -------------    -------------    -------------
 Net Assets:
 Total increase (decrease) in net assets .......................      (4,177,815)     (26,455,907)     (11,543,107)       7,753,698
 Beginning of period ...........................................      58,147,353       84,603,260      182,899,673      175,145,975
                                                                   -------------    -------------    -------------    -------------
 End of period* ................................................   $  53,969,538    $  58,147,353    $ 171,356,566    $ 182,899,673
                                                                   =============    =============    =============    =============
*Accumulated distributions in excess of investment
   income--net .................................................   $     (82,465)   $     (93,804)   $    (674,027)   $    (525,150)
                                                                   =============    =============    =============    =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Statements of Changes in Net Assets (Concluded)
================================================================================

                                                                          Mercury Large Cap                 Mercury Money
                                                                       Core Strategy Portfolio            Reserve Portfolio
                                                                   ------------------------------   --------------------------------
                                                                    For the Six       For the        For the Six        For the
                                                                    Months Ended     Year Ended      Months Ended      Year Ended
                                                                      June 30,      December 31,       June 30,       December 31,
Increase (Decrease) in Net Assets:                                      2006            2005             2006             2005
------------------------------------------------------------------------------------------------------------------------------------
 Operations:
 Investment income--net ........................................   $   1,349,549    $   2,008,380    $   6,613,231    $   9,350,235
 Realized gain (loss)--net .....................................      15,853,455       30,400,552              (15)             (42)
 Change in unrealized appreciation/depreciation--net ...........      (7,619,652)       3,315,913          (76,873)          18,680
                                                                   -------------    -------------    -------------    -------------
 Net increase in net assets resulting from operations ..........       9,583,352       35,724,845        6,536,343        9,368,873
                                                                   -------------    -------------    -------------    -------------
 Dividends & Distributions to Shareholders:
 Investment income--net ........................................          (3,379)      (2,005,006)      (6,613,216)      (9,350,193)
 Realized gain--net ............................................      (1,264,234)            --               --               --
                                                                   -------------    -------------    -------------    -------------
 Net decrease in net assets resulting from dividends and
   distributions to shareholders ...............................      (1,267,613)      (2,005,006)      (6,613,216)      (9,350,193)
                                                                   -------------    -------------    -------------    -------------
 Capital Share Transactions:
 Net increase (decrease) in net assets derived from capital
   share transactions ..........................................     (14,008,069)         677,452        9,271,637      (40,987,887)
                                                                   -------------    -------------    -------------    -------------
 Net Assets:
 Total increase (decrease) in net assets .......................      (5,692,330)      34,397,291        9,194,764      (40,969,207)
 Beginning of period ...........................................     307,946,084      273,548,793      303,999,273      344,968,480
                                                                   -------------    -------------    -------------    -------------
 End of period* ................................................   $ 302,253,754    $ 307,946,084    $ 313,194,037    $ 303,999,273
                                                                   =============    =============    =============    =============
*Undistributed investment income--net ..........................   $   1,349,544    $       3,374    $         139    $         124
                                                                   =============    =============    =============    =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Financial Highlights
================================================================================

                                                                         Mercury Balanced Capital Strategy Portfolio
                                                               -------------------------------------------------------------
                                                                For the
                                                               Six Months
                                                                 Ended               For the Year Ended December 31,
The following per share data and ratios have been derived       June 30,     -----------------------------------------------
from information provided in the financial statements.            2006         2005        2004         2003          2002
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .....................     $  14.24     $  13.95     $  13.13     $  11.07     $  13.14
                                                               --------     --------     --------     --------     --------
Investment income--net** .................................          .19          .31          .27          .27          .35
Realized and unrealized gain (loss)--net .................          .31          .31          .86         2.09        (2.05)
                                                               --------     --------     --------     --------     --------
Total from investment operations .........................          .50          .62         1.13         2.36        (1.70)
                                                               --------     --------     --------     --------     --------
Less dividends from investment income--net ...............           --++       (.33)        (.31)        (.30)        (.37)
                                                               --------     --------     --------     --------     --------
Net asset value, end of period ...........................     $  14.74     $  14.24     $  13.95     $  13.13     $  11.07
                                                               ========     ========     ========     ========     ========
Total Investment Return:+
Based on net asset value per share .......................         3.52%++      4.45%        8.64%       21.29%      (12.89%)
                                                               ========     ========     ========     ========     ========
Ratios to Average Net Assets:
Expenses .................................................          .42%*        .42%         .40%         .40%         .40%
                                                               ========     ========     ========     ========     ========
Investment income--net ...................................         2.55%*       2.19%        2.00%        2.24%        2.81%
                                                               ========     ========     ========     ========     ========
Supplemental Data:
Net assets, end of period (in thousands) .................     $824,751     $847,520     $913,930     $962,519     $880,758
                                                               ========     ========     ========     ========     ========
Portfolio turnover .......................................        49.46%       90.20%       86.01%      104.78%       35.46%
                                                               ========     ========     ========     ========     ========

 *    Annualized.
**    Based on average shares outstanding.
 +    Total investment returns exclude insurance-related fees and expenses.
++    Amount is less than $(.01) per share.
++    Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                           Mercury Core Bond Strategy Portfolio
                                                               -------------------------------------------------------------
                                                                For the
                                                               Six Months
                                                                 Ended               For the Year Ended December 31,
The following per share data and ratios have been derived       June 30,     -----------------------------------------------
from information provided in the financial statements.            2006         2005        2004         2003          2002
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .....................     $  11.45     $  11.85     $  11.86     $  11.89     $  11.35
                                                               --------     --------     --------     --------     --------
Investment income--net** .................................          .26          .44          .37          .43          .55
Realized and unrealized gain (loss)--net .................         (.34)        (.21)         .16          .14          .54
                                                               --------     --------     --------     --------     --------
Total from investment operations .........................         (.08)         .23          .53          .57         1.09
                                                               --------     --------     --------     --------     --------
Less Dividends & Distributions from:
  Investment income--net .................................         (.26)        (.58)        (.52)        (.45)        (.55)
  Realized gain--net .....................................           --         (.05)        (.02)        (.15)          --
                                                               --------     --------     --------     --------     --------
Total dividends and distributions ........................         (.26)        (.63)        (.54)        (.60)        (.55)
                                                               --------     --------     --------     --------     --------
Net asset value, end of period ...........................     $  11.11     $  11.45     $  11.85     $  11.86     $  11.89
                                                               ========     ========     ========     ========     ========
Total Investment Return:+
Based on net asset value per share .......................        (0.70%)++     2.01%        4.48%        4.95%        9.95%
                                                               ========     ========     ========     ========     ========
Ratios to Average Net Assets:
Expenses net of waiver ...................................          .50%*        .49%         .46%         .46%         .43%
                                                               ========     ========     ========     ========     ========
Expenses .................................................          .53%*        .50%         .46%         .46%         .43%
                                                               ========     ========     ========     ========     ========
Investment income--net ...................................         4.58%*       3.73%        3.12%        3.62%        4.73%
                                                               ========     ========     ========     ========     ========
Supplemental Data:
Net assets, end of period (in thousands) .................     $115,891     $122,838     $135,237     $136,698     $145,500
                                                               ========     ========     ========     ========     ========
Portfolio turnover .......................................       112.14%      235.77%      220.17%      272.48%      269.83%
                                                               ========     ========     ========     ========     ========

 *    Annualized.
**    Based on average shares outstanding.
 +    Total investment returns exclude insurance-related fees and expenses.
++    Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                        Mercury Fundamental Growth Strategy Portfolio
                                                               -------------------------------------------------------------
                                                                For the
                                                               Six Months
                                                                 Ended               For the Year Ended December 31,
The following per share data and ratios have been derived       June 30,     -----------------------------------------------
from information provided in the financial statements.            2006         2005        2004         2003          2002
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .....................     $  22.69     $  21.19     $  19.92     $  15.53     $  21.82
                                                               --------     --------     --------     --------     --------
Investment income--net** .................................          .12          .19          .21          .08          .07
Realized and unrealized gain (loss)--net .................          .13         1.52         1.29         4.39        (6.28)
                                                               --------     --------     --------     --------     --------
Total from investment operations .........................          .25         1.71         1.50         4.47        (6.21)
                                                               --------     --------     --------     --------     --------
Less dividends from investment income--net ...............           --         (.21)        (.23)        (.08)        (.08)
                                                               --------     --------     --------     --------     --------
Net asset value, end of period ...........................     $  22.94     $  22.69     $  21.19     $  19.92     $  15.53
                                                               ========     ========     ========     ========     ========
Total Investment Return:+
Based on net asset value per share .......................         1.10%++      8.06%        7.51%       28.78%      (28.47%)
                                                               ========     ========     ========     ========     ========
Ratios to Average Net Assets:
Expenses .................................................          .43%*        .43%         .40%         .41%         .41%
                                                               ========     ========     ========     ========     ========
Investment income--net ...................................         1.01%*        .88%        1.06%         .45%         .38%
                                                               ========     ========     ========     ========     ========
Supplemental Data:
Net assets, end of period (in thousands) .................     $240,694     $257,059     $290,021     $308,245     $263,056
                                                               ========     ========     ========     ========     ========
Portfolio turnover .......................................        19.85%       78.85%       70.73%      103.59%       98.84%
                                                               ========     ========     ========     ========     ========

 *    Annualized.
**    Based on average shares outstanding.
 +    Total investment returns exclude insurance-related fees and expenses.
++    Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                        Mercury Global Allocation Strategy Portfolio
                                                               -------------------------------------------------------------
                                                                For the
                                                               Six Months
                                                                 Ended               For the Year Ended December 31,
The following per share data and ratios have been derived       June 30,     -----------------------------------------------
from information provided in the financial statements.            2006         2005        2004         2003          2002
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .....................     $  16.35     $  15.41     $  13.85     $  10.55     $  11.97
                                                               --------     --------     --------     --------     --------
Investment income--net** .................................          .23          .37          .32          .29          .34
Realized and unrealized gain (loss)--net .................          .94         1.29         1.71         3.42        (1.30)
                                                               --------     --------     --------     --------     --------
Total from investment operations .........................         1.17         1.66         2.03         3.71         (.96)
                                                               --------     --------     --------     --------     --------
Less Dividends & Distributions from:
  Investment income--net .................................           --         (.52)        (.47)        (.41)        (.46)
  Realized gain--net .....................................         (.19)        (.20)          --           --           --
                                                               --------     --------     --------     --------     --------
Total dividends and distributions ........................         (.19)        (.72)        (.47)        (.41)        (.46)
                                                               --------     --------     --------     --------     --------
Net asset value, end of period ...........................     $  17.33     $  16.35     $  15.41     $  13.85     $  10.55
                                                               ========     ========     ========     ========     ========
Total Investment Return:+
Based on net asset value per share .......................        7.11%++***   10.84%       14.69%       35.24%       (8.01%)
                                                               ========     ========     ========     ========     ========
Ratios to Average Net Assets:
Expenses, net of waiver ..................................          .49%*        .49%         .46%         .47%         .48%
                                                               ========     ========     ========     ========     ========
Expenses .................................................          .49%*        .51%         .46%         .47%         .48%
                                                               ========     ========     ========     ========     ========
Investment income--net ...................................         2.68%*       2.36%        2.18%        2.44%        2.99%
                                                               ========     ========     ========     ========     ========
Supplemental Data:
Net assets, end of period (in thousands) .................     $281,842     $263,057     $238,823     $206,939     $137,877
                                                               ========     ========     ========     ========     ========
Portfolio turnover .......................................        52.74%       38.44%       43.60%       47.25%       53.57%
                                                               ========     ========     ========     ========     ========

  *    Annualized.
 **   Based on average shares outstanding.
*** In 2006, approximately +.06% of the Fund's total return consisted of a payment by the Investment Adviser in order to resolve a regulatory issue relating to an investment.
 +    Total investment returns exclude insurance-related fees and expenses.
++    Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                              Mercury High Yield Portfolio
                                                               -------------------------------------------------------------
                                                                For the
                                                               Six Months
                                                                 Ended               For the Year Ended December 31,
The following per share data and ratios have been derived       June 30,     -----------------------------------------------
from information provided in the financial statements.            2006         2005        2004         2003          2002
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .....................     $   5.70     $   6.09     $   5.88     $   5.12     $   5.85
                                                               --------     --------     --------     --------     --------
Investment income--net** .................................          .22          .46          .45          .43          .50
Realized and unrealized gain (loss)--net .................         (.06)        (.34)         .22          .76         (.71)
                                                               --------     --------     --------     --------     --------
Total from investment operations .........................          .16          .12          .67         1.19         (.21)
                                                               --------     --------     --------     --------     --------
Less dividends from investment income--net ...............         (.22)        (.51)        (.46)        (.43)        (.52)
                                                               --------     --------     --------     --------     --------
Net asset value, end of period ...........................     $   5.64     $   5.70     $   6.09     $   5.88     $   5.12
                                                               ========     ========     ========     ========     ========
Total Investment Return:+
Based on net asset value per share .......................        2.76%++       2.14%       12.11%      24.40%++     (3.47%)
                                                               ========     ========     ========     ========     ========
Ratios to Average Net Assets:
Expenses, net of waiver ..................................          .50%*        .50%         .48%         .44%         .47%
                                                               ========     ========     ========     ========     ========
Expenses .................................................          .53%*        .52%         .48%         .44%         .47%
                                                               ========     ========     ========     ========     ========
Investment income--net ...................................         7.66%*       7.78%        7.57%        7.68%        9.33%
                                                               ========     ========     ========     ========     ========
Supplemental Data:
Net assets, end of period (in thousands) .................     $ 53,970     $ 58,147     $ 84,603     $105,206     $ 86,188
                                                               ========     ========     ========     ========     ========
Portfolio turnover .......................................        20.84%       32.53%       71.96%      148.84%       90.83%
                                                               ========     ========     ========     ========     ========

 *    Annualized.
**    Based on average shares outstanding.
 +    Total investment returns exclude insurance-related fees and expenses.
++ Merrill Lynch Life Insurance Company (an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc.) fully reimbursed the Portfolio for a loss on a security transaction related to a revised capital share transaction which had no impact on total return.
++    Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                        Mercury Intermediate Government Bond Portfolio
                                                               -------------------------------------------------------------
                                                                For the
                                                               Six Months
                                                                 Ended               For the Year Ended December 31,
The following per share data and ratios have been derived       June 30,     -----------------------------------------------
from information provided in the financial statements.            2006         2005        2004         2003          2002
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .....................     $  11.27     $  11.41     $  11.36     $  11.67     $  11.12
                                                               --------     --------     --------     --------     --------
Investment income--net** .................................          .25          .44          .34          .39          .51
Realized and unrealized gain (loss)--net .................         (.32)        (.05)         .13         (.13)         .49
                                                               --------     --------     --------     --------     --------
Total from investment operations .........................         (.07)         .39          .47          .26         1.00
                                                               --------     --------     --------     --------     --------
Less Dividends & Distributions from:
  Investment income--net .................................         (.26)        (.53)        (.34)        (.39)        (.45)
  Realized gain--net .....................................           --           --         (.08)        (.18)          --
                                                               --------     --------     --------     --------     --------
Total dividends and distributions ........................         (.26)        (.53)        (.42)        (.57)        (.45)
                                                               --------     --------     --------     --------     --------
Net asset value, end of period ...........................     $  10.94     $  11.27     $  11.41     $  11.36     $  11.67
                                                               ========     ========     ========     ========     ========
Total Investment Return:+
Based on net asset value per share .......................       (0.67%)++      3.44%        4.15%        2.26%        9.81%
                                                               ========     ========     ========     ========     ========
Ratios to Average Net Assets:
Expenses, excluding interest expense .....................          .44%*        .44%         .43%         .43%         .42%
                                                               ========     ========     ========     ========     ========
Expenses .................................................          .44%*        .44%         .46%         .43%         .42%
                                                               ========     ========     ========     ========     ========
Investment income--net ...................................         4.48%*       3.85%        2.94%        3.36%        4.49%
                                                               ========     ========     ========     ========     ========
Supplemental Data:
Net assets, end of period (in thousands) .................     $171,357     $182,900     $175,146     $203,495     $239,808
                                                               ========     ========     ========     ========     ========
Portfolio turnover .......................................        40.66%       78.68%      167.74%      236.86%      219.81%
                                                               ========     ========     ========     ========     ========

 *    Annualized.
**    Based on average shares outstanding.
 +    Total investment returns exclude insurance-related fees and expenses.
++    Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                         Mercury Large Cap Core Strategy Portfolio
                                                               -------------------------------------------------------------
                                                                For the
                                                               Six Months
                                                                 Ended               For the Year Ended December 31,
The following per share data and ratios have been derived       June 30,     -----------------------------------------------
from information provided in the financial statements.            2006         2005        2004         2003          2002
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .....................     $  23.96     $  21.25      $ 18.31     $  13.88     $  17.25
                                                               --------     --------     --------     --------     --------
Investment income--net** .................................          .11          .16          .19          .08          .13
Realized and unrealized gain (loss)--net .................          .62         2.71         2.95         4.43        (3.36)
                                                               --------     --------     --------     --------     --------
Total from investment operations .........................          .73         2.87         3.14         4.51        (3.23)
                                                               --------     --------     --------     --------     --------
Less Dividends & Distributions from:
  Investment income--net .................................           --++       (.16)        (.20)        (.08)        (.14)
  Realized gain--net .....................................         (.10)          --           --           --           --
                                                               --------     --------     --------     --------     --------
Total dividends and distributions ........................         (.10)        (.16)        (.20)        (.08)        (.14)
                                                               --------     --------     --------     --------     --------
Net asset value, end of period ...........................     $  24.59     $  23.96     $  21.25     $  18.31     $  13.88
                                                               ========     ========     ========     ========     ========
Total Investment Return:+
Based on net asset value per share .......................         3.04%++     13.49%       17.15%       32.52%      (18.74%)
                                                               ========     ========     ========     ========     ========
Ratios to Average Net Assets:
Expenses .................................................          .42%*        .43%         .41%         .41%         .43%
                                                               ========     ========     ========     ========     ========
Investment income--net ...................................          .86%*        .72%        1.00%         .53%         .80%
                                                               ========     ========     ========     ========     ========
Supplemental Data:
Net assets, end of period (in thousands) .................     $302,254     $307,946     $273,549     $256,925     $206,360
                                                               ========     ========     ========     ========     ========
Portfolio turnover .......................................       34.22%        80.25%      126.98%      127.19%      124.16%
                                                               ========     ========     ========     ========     ========

 *    Annualized.
**    Based on average shares outstanding.
 +    Total investment returns exclude insurance-related fees and expenses.
++    Amount is less than $(.01) per share.
++    Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Financial Highlights (Concluded)
================================================================================

                                                                              Mercury Money Reserve Portfolio
                                                               -------------------------------------------------------------
                                                                For the
                                                               Six Months
                                                                 Ended               For the Year Ended December 31,
The following per share data and ratios have been derived       June 30,     -----------------------------------------------
from information provided in the financial statements.            2006         2005        2004         2003          2002
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .....................     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                               --------     --------     --------     --------     --------
Investment income--net ...................................          .02          .03          .01          .01          .02
Realized and unrealized gain (loss)--net .................           --+++        --++         --+++        --++         --++
                                                               --------     --------     --------     --------     --------
Total from investment operations .........................          .02          .03          .01          .01          .02
                                                               --------     --------     --------     --------     --------
Less Dividends & Distributions from:
  Investment income--net .................................         (.02)        (.03)        (.01)        (.01)        (.02)
  Realized gain--net .....................................           --           --           --+++        --+++        --+++
                                                               --------     --------     --------     --------     --------
Total dividends and distributions ........................         (.02)        (.03)        (.01)        (.01)        (.02)
                                                               --------     --------     --------     --------     --------
Net asset value, end of period ...........................     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                               ========     ========     ========     ========     ========
Total Investment Return:+
Based on net asset value per share .......................         2.14%++      2.84%        1.10%         .89%        1.68%
                                                               ========     ========     ========     ========     ========
Ratios to Average Net Assets:
Expenses .................................................          .41%*        .42%         .40%         .40%         .39%
                                                               ========     ========     ========     ========     ========
Investment income and realized gain (loss)--net ..........         4.33%*       2.82%        1.07%         .89%        1.67%
                                                               ========     ========     ========     ========     ========
Supplemental Data:
Net assets, end of period (in thousands) .................     $313,194     $303,999     $344,968     $401,738     $465,986
                                                               ========     ========     ========     ========     ========

  *   Annualized.
  +   Total investment returns exclude insurance-related fees and expenses.
 ++   Amount is less than $.01 per share.
+++   Amount is less than $(.01) per share.
 ++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies:

FAM Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, offering fourteen separate portfolios. This report relates to eight of the Fund's diversified portfolios: (referred to as the "Portfolios" or individually as a "Portfolio"): Mercury Balanced Capital Strategy Portfolio, Mercury Core Bond Strategy Portfolio, Mercury Fundamental Growth Strategy Portfolio, Mercury Global Allocation Strategy Portfolio, Mercury High Yield Portfolio, Mercury Intermediate Government Bond Portfolio, Mercury Large Cap Core Strategy Portfolio and Mercury Money Reserve Portfolio. Each Portfolio is classified as diversified under the Investment Company Act of 1940, as amended. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers its shares to Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and Monarch Life Insurance Company ("Monarch") (an insurance company not affiliated with ML & Co.) for their separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--For the Mercury Money Reserve Portfolio, investments maturing more than 60 days after the valuation date are valued at market value. When such securities are valued with 60 days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within 60 days from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

Mercury Balanced Capital Strategy Portfolio, Mercury Core Bond Strategy Portfolio, Mercury Fundamental Growth Strategy Portfolio, Mercury Global Allocation Strategy Portfolio, Mercury High Yield Portfolio, Mercury Intermediate Government Bond Portfolio and Mercury Large Cap Core Strategy
Portfolio:

Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by each Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolios' shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolios' net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Repurchase agreements--Certain Portfolios may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Portfolios may be delayed or limited.

(c) Reverse repurchase agreements--Certain Portfolios may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio sells securities to the counterparty and agrees to repurchase them at a mutually agreed upon date and price, and may exchange their respective commitments to pay or receive interest. If the counterparty defaults on its obligation, the Portfolio's ability to receive interest will be delayed or limited. Furthermore, if the Portfolio does not have sufficient income to pay its obligation under the reverse repurchase agreement, the Portfolio would be in default and the counterparty would be able to terminate the repurchase agreement.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Derivative financial instruments--Certain Portfolios may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Foreign currency options and futures--Certain Portfolios may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

o Forward foreign exchange contracts--Certain Portfolios may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options--Certain Portfolios may write and purchase call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--Certain Portfolios may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps--Certain Portfolios may enter into swap agreements, which are OTC contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(h) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolios may invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(i) Short sales--When a Portfolio engages in a short sale, an amount equal to the proceeds received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Portfolio maintains a segregated account of securities as collateral for the short sales. The Portfolio is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. The Portfolio is required to repay the counterparty any dividends or interest received on the security sold short.

(j) Dividends and distributions--Mercury Money Reserve Portfolio declares dividends daily from the total of net investment income and net capital gain or loss, if any, and reinvests daily such dividends in additional fund shares at net asset value. For Mercury Balanced Capital Strategy Portfolio, Mercury Fundamental Growth Strategy Portfolio, Mercury Global Allocation Strategy Portfolio and Mercury Large Cap Core Strategy Portfolio, dividends and distributions paid by the Portfolios are recorded on the ex-dividend dates. For Mercury Core Bond Strategy Portfolio, Mercury High Yield Portfolio and Mercury Intermediate Government Bond Portfolio, dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(k) Securities lending--Certain Portfolios may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(l) Expenses--Certain expenses have been allocated to the individual Portfolios in the Fund on a pro rata basis based on the respective aggregate net asset value of each Portfolio included in the Fund.

(m) Bank overdraft--Mercury Money Reserve Portfolio recorded a bank overdraft, which resulted from management estimates of available cash.

(n) Mortgage dollar rolls--Certain Portfolios may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. (OPSIO), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. MLIM is responsible for the management of the Fund's Portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate average daily value of the eight combined Portfolios' net assets at the following annual rates: .50% of the Portfolios' average daily net assets not exceeding $250 million, .45% of the next $50 million, .40% of the next $100 million, .35% of the next $400 million, and .30% of average daily net assets in excess of $800 million. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Portfolios. There is no increase in the aggregate fees paid by the Fund for these services.

MLIM, Merrill Lynch Life Agency, Inc. and Monarch entered into an agreement that provided that Monarch will reimburse the Fund's expenses with respect to each Portfolio, to the extent that these expenses exceed .50% of the Portfolio's average daily net assets. For the six months ended June 30, 2006, MLIM earned fees of $199,360 and waived $11,019 relating to the Mercury Core Bond Strategy Portfolio, earned fees of $466,993 and waived $11,289 relating to the Mercury Global Allocation Strategy Portfolio and earned fees of $98,566 and waived $9,361 relating to the Mercury High Yield Portfolio.

MLIM reimbursed the Mercury Global Allocation Strategy Portfolio $61,240 in order to resolve a regulatory reporting issue relating to an investment.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend each Portfolio's securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund and Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM.

As of June 30, 2006 the following Portfolios lent securities to MLPF&S:

--------------------------------------------------------------------------------
                                                              Amount of Loaned
                                                            Portfolio Securities
--------------------------------------------------------------------------------
Mercury Balanced Capital Portfolio ......................        $5,853,245
Mercury Fundamental Growth Portfolio ....................        $3,018,176
Mercury Large Cap Core Portfolio ........................        $4,497,857
--------------------------------------------------------------------------------

For the six months ended June 30, 2006, MLIM, LLC received securities lending agent fees as follows:

--------------------------------------------------------------------------------
                                                              Securities Lending
                                                                  Agent Fees
--------------------------------------------------------------------------------
Mercury Balanced Capital Strategy Portfolio ..............           $7,047
Mercury Core Bond Strategy Portfolio .....................           $1,510
Mercury Fundamental Growth Strategy Portfolio ............           $7,034
Mercury Large Cap Core Strategy Portfolio ................           $3,527
--------------------------------------------------------------------------------

MLPF&S earned commissions on the execution of portfolio security transactions for the six months ended June 30, 2006 as follows:

--------------------------------------------------------------------------------
                                                                     Commissions
--------------------------------------------------------------------------------

Mercury Balanced Capital Strategy Portfolio ....................       $22,704
Mercury Core Bond Portfolio ....................................       $    20
Mercury Fundamental Growth Strategy Portfolio ..................       $ 5,288
Mercury Global Allocation Strategy Portfolio ...................       $11,306
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

In addition, for the six months ended June 30, 2006, the Fund reimbursed MLIM for certain accounting services as follows:

--------------------------------------------------------------------------------
                                                              Reimbursement for
                                                             Accounting Services
--------------------------------------------------------------------------------
Mercury Balanced Capital Strategy Portfolio ...............         $8,841
Mercury Core Bond Strategy Portfolio ......................         $1,274
Mercury Fundamental Growth Strategy Portfolio .............         $2,515
Mercury Global Allocation Strategy Portfolio ..............         $2,843
Mercury High Yield Portfolio ..............................         $  594
Mercury Intermediate Government Bond Portfolio ............         $1,895
Mercury Large Cap Core Strategy Portfolio .................         $3,610
Mercury Money Reserve Portfolio ...........................         $3,164
--------------------------------------------------------------------------------

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FDS, PSI, MLAM U.K., FAMD, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. Investments:

Purchases and sales of investments (including paydowns and payups), excluding short-term securities, for the six months ended June 30, 2006, were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                          Mercury      Mercury                 Mercury
                               Mercury       Mercury    Fundamental    Global               Intermediate    Mercury
                              Balanced      Core Bond     Growth     Allocation    Mercury   Government    Large Cap
                          Capital Strategy  Strategy     Strategy     Strategy   High Yield     Bond     Core Strategy
                              Portfolio     Portfolio    Portfolio    Portfolio   Portfolio   Portfolio    Portfolio
-----------------------------------------------------------------------------------------------------------------------
Total Purchases .......     $383,640,090  $124,146,109  $49,445,330 $145,253,897 $11,493,039 $72,600,442 $107,071,323
                            ------------  ------------  ----------- ------------ ----------- ----------- ------------
Total Sales ...........     $472,415,094  $135,248,008  $63,908,371 $128,858,212 $13,767,882 $77,522,292 $121,470,262
                            ============  ============  =========== ============ =========== =========== ============

Transactions in options written for the six months ended June 30, 2006 for Mercury Balanced Capital Strategy Portfolio, Mercury Core Bond Strategy Portfolio, Mercury Fundamental Growth Strategy Portfolio, Mercury Global Allocation Strategy Portfolio and Mercury Intermediate Government Bond Portfolio are as follows:

                                           Mercury               Mercury
                                       Balanced Capital         Core Bond
                                      Strategy Portfolio    Strategy Portfolio
                                     --------------------  ---------------------
                                     Number of   Premiums  Number of   Premiums
                                     Contracts+  Received  Contracts+  Received
--------------------------------------------------------------------------------
Outstanding put options written,
  beginning of period .............       37    $ 202,540       17    $  92,130
Options written ...................      136       69,701       55       28,188
Options expired ...................       --           --       --           --
Options closed ....................      (37)    (202,540)     (17)     (92,130)
                                         ---    ---------       --    ---------
Outstanding put options written,
  end of period ...................      136    $  69,701       55    $  28,188
                                         ===    =========       ==    =========

+ Some contracts include a notional amount of $1,000,000.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

                                                               Mercury                 Mercury                  Mercury
                                                          Balanced Capital            Core Bond           Fundamental Growth
                                                         Strategy Portfolio      Strategy Portfolio       Strategy Portfolio
                                                         -------------------     -------------------     -------------------
                                                         Number of  Premiums     Number of  Premiums     Number of  Premiums
                                                         Contracts+ Received     Contracts+ Received     Contracts  Received
-----------------------------------------------------------------------------------------------------------------------------
Outstanding call options written, beginning of period .       27    $ 27,000          12    $ 12,000          --          --
Options written .......................................       --          --          --          --         112    $ 53,971
Options expired .......................................       --          --          --          --        (112)    (53,971)
Options closed ........................................      (27)    (27,000)        (12)    (12,000)         --          --
                                                             ---    --------         ---    --------        -----   --------
Outstanding call options written, end of period .......       --          --          --          --          --          --
                                                             ===    ========         ===    ========        =====   ========

+ Some contracts include a notional amount of $1,000,000.

                                                                  Mercury
                                           Mercury             Intermediate
                                      Global Allocation         Government
                                      Strategy Portfolio      Bond Portfolio
                                     --------------------  --------------------
                                     Number of   Premiums  Number of   Premiums
                                     Contracts   Received  Contracts+  Received
--------------------------------------------------------------------------------
Outstanding call options written,
  beginning of period ...........      4,986    $1,206,521      11     $16,800
Options written .................      2,888       791,693      --          --
Options expired .................       (493)     (116,820)     --          --
Options exercised ...............     (2,524)     (471,645)     --          --
Options closed ..................       (151)      (19,013)     --          --
                                       -----    ----------      --     -------
Outstanding call options written,
  end of period .................      4,706    $1,390,736      11     $16,800
                                       =====    ==========      ==     =======

+ Some contracts include a notional amount of $1,000,000.

4. Capital Share Transactions:
Transactions in capital shares were as follows:

--------------------------------------------------------------------------------------------------------------------------------
                                          Mercury                 Mercury                Mercury                  Mercury
                                     Balanced Capital            Core Bond          Fundamental Growth       Global Allocation
                                    Strategy Portfolio       Strategy Portfolio     Strategy Portfolio       Strategy Portfolio
                                ------------------------  ----------------------  ----------------------   ---------------------
For the Six Months Ended                        Dollar                 Dollar                  Dollar                  Dollar
June 30, 2006                      Shares       Amount      Shares     Amount       Shares     Amount      Shares      Amount
------------------------        ----------  ------------  --------  ------------  --------  ------------   -------  ------------
Shares sold ...................     37,314  $    546,629   260,523  $  2,936,266    79,975  $  1,862,480   763,370  $ 13,112,720
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ...........      4,150        61,665   287,596     3,258,081        --            --   170,543     3,006,681
                                ----------  ------------  --------  ------------  --------  ------------   -------  ------------
Total issued ..................     41,464       608,294   548,119     6,194,347    79,975     1,862,480   933,913    16,119,401
Shares redeemed ............... (3,624,142)  (53,136,090) (838,085)   (9,476,076) (919,976)  (21,366,799) (755,708)  (12,983,278)
                                ----------  ------------  --------  ------------  --------  ------------   -------  ------------
Net increase (decrease) ....... (3,582,678) $(52,527,796) (289,966) $ (3,281,729) (840,001) $(19,504,319)  178,205  $  3,136,123
                                ==========  ============  ========  ============  ========  ============   =======  ============

                                                                Mercury
                                      Mercury                 Intermediate               Mercury                    Mercury
                                     High Yield                Government             Large Cap Core            Money Reserves
                                     Portfolio               Bond Portfolio         Strategy Portfolio             Portfolio
                              ------------------------  ------------------------  ----------------------  -------------------------
For the Six Months Ended                      Dollar                   Dollar                  Dollar                      Dollar
June 30, 2006                    Shares       Amount       Shares      Amount      Shares      Amount        Shares        Amount
------------------------      -----------  -----------  ----------  ------------  --------  ------------  -----------  ------------
Shares sold ..................   536,747   $ 3,080,619     152,857  $  1,697,328   232,168  $  5,776,953   56,599,889  $ 56,599,889
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ..........   387,381     2,224,397     357,875     3,974,191    49,516     1,267,613    6,613,631     6,613,631
                              ----------   -----------  ----------  ------------  --------  ------------  -----------  ------------
Total issued .................   924,128     5,305,016     510,732     5,671,519   281,684     7,044,566   63,213,520    63,213,520
Shares redeemed ..............(1,553,119)   (8,885,883) (1,083,924)  (12,001,650) (842,084)  (21,052,635) (53,941,883)  (53,941,883)
                              ----------   -----------  ----------  ------------  --------  ------------  -----------  ------------
Net increase (decrease) ......  (628,991)  $(3,580,867)   (573,192) $ (6,330,131) (560,400) $(14,008,069)   9,271,637  $  9,271,637
                              ==========   ===========  ==========  ============  ========  ============  ===========  ============

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

                                       Mercury                  Mercury                   Mercury                   Mercury
                                  Balanced Capital             Core Bond             Fundamental Growth        Global Allocation
                                 Strategy Portfolio        Strategy Portfolio        Strategy Portfolio        Strategy Portfolio
                              ------------------------  -----------------------  ------------------------  ------------------------
For the Year Ended                           Dollar                    Dollar                   Dollar                     Dollar
December 31, 2005               Shares       Amount       Shares       Amount       Shares      Amount       Shares        Amount
------------------            ----------  ------------  ---------  ------------  ----------  ------------  ----------  ------------
Shares sold .................    243,669  $  3,409,013    662,541  $  7,701,684     184,695  $  3,942,705   1,475,277  $ 23,294,847
Shares issued to shareholders
  in reinvestment of
  dividends and
  distributions .............  1,357,772    19,379,720    526,099     6,129,976     103,555     2,360,008     689,171    11,214,204
                              ----------  ------------  ---------  ------------  ----------  ------------  ----------  ------------
Total issued ................  1,601,441    22,788,733  1,188,640    13,831,660     288,250     6,302,713   2,164,448    34,509,051
Shares redeemed ............. (7,598,286) (106,707,175)(1,878,143)  (21,807,403) (2,645,455)  (57,305,552) (1,578,777)  (24,882,722)
                              ----------  ------------  ---------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease) ..... (5,996,845) $(83,918,442)  (689,503) $ (7,975,743) (2,357,205) $(51,002,839)    585,671  $  9,626,329
                              ==========  ============  =========  ============  ==========  ============  ==========  ============

                                                              Mercury
                                       Mercury              Intermediate              Mercury                   Mercury
                                     High Yield              Government            Large Cap Core            Money Reserves
                                      Portfolio            Bond Portfolio        Strategy Portfolio             Portfolio
                              ----------------------- ----------------------- ------------------------  -------------------------
For the Year Ended                          Dollar                  Dollar                   Dollar                     Dollar
December 31, 2005               Shares      Amount      Shares      Amount     Shares        Amount        Shares       Amount
------------------            ---------- ------------ ---------- ------------ ----------  ------------  -----------  ------------
Shares sold .................  1,541,719 $  9,061,247  2,422,208 $ 27,318,897  1,494,151  $ 34,301,549   73,232,176  $ 73,232,176
Shares issued to shareholders
  in reinvestment of
  dividends and
  distributions .............  1,016,522    5,912,080    667,357    7,558,598     83,264     2,005,006    9,351,588     9,351,588
                              ---------- ------------ ---------- ------------ ----------  ------------  -----------  ------------
Total issued ................  2,558,241   14,973,327  3,089,565   34,877,495  1,577,415    36,306,555   82,583,764    82,583,764
Shares redeemed ............. (6,268,266) (36,407,443)(2,203,075) (24,947,408)(1,598,592)  (35,629,103)(123,571,651) (123,571,651)
                              ---------- ------------ ---------- ------------ ----------  ------------  -----------  ------------
Net increase (decrease) ..... (3,710,025)$(21,434,116)   886,490 $  9,930,087    (21,177) $    677,452  (40,987,887) $(40,987,887)
                              ========== ============ ========== ============ ==========  ============  ===========  ============

5. Short-Term Borrowings:

The Fund (excluding the Mercury Money Reserve Portfolio), along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2006.

6. Commitments:

At June 30, 2006, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the schedule of investments, under which it had agreed to purchase various foreign currencies with an approximate value of $598,000 for Mercury Global Allocation Strategy Portfolio.

7. Capital Loss Carryforward:

Mercury Balanced Capital Strategy Portfolio

On December 31, 2005, the Portfolio had a net capital loss carryforward of $98,077,126 of which $74,744,535 expires in 2010 and $23,332,591 expires in
2011. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

Mercury Fundamental Growth Strategy Portfolio

On December 31, 2005, the Portfolio had a net capital loss carryforward of $140,444,489 of which $35,034,739 expires in 2009, $69,532,581 expires in 2010 and $35,877,169 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

Mercury High Yield Portfolio

On December 31, 2005, the Portfolio had a net capital loss carryforward of $39,298,729 of which $1,317,507 expires in 2006, $1,824,536 expires in 2007,
$6,196,936 expires in 2008, $8,474,548 expires in 2009, $10,420,967 expires in
2010, $9,089,143 expires in 2011 and $1,975,092 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

Mercury Intermediate Government Bond Portfolio

On December 31, 2005, the Portfolio had a net capital loss carryforward of $669,098, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

Mercury Money Reserve Portfolio

On December 31, 2005, the Portfolio had a net capital loss carryforward of $93 of which $49 expires in 2012 and $44 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Disclosure of Investment Advisory Agreement
--------------------------------------------------------------------------------

Activities and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only association with Mercury Advisors (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of each Portfolio and as a director or trustee of certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee, and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of each Portfolio's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreements, as applicable, on behalf of certain Portfolios between the Investment Adviser and Merrill Lynch Asset Management U.K. Limited (the "Sub-Adviser"). The Board assesses the nature, scope and quality of the services provided to each Portfolio by the personnel of the Investment Adviser, the Sub-Adviser, with respect to certain Portfolios, and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to each Portfolio by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the Sub-Adviser. Among the matters considered with respect to each Portfolio are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to each Portfolio's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreements and the sub-advisory agreements, the Board requests and receives materials specifically relating to each Portfolio's Investment Advisory Agreement and/or the sub-advisory agreement, where applicable. These materials are prepared with respect to each Portfolio and include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Portfolio as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Portfolio; (c) a discussion by the Portfolio's portfolio management team regarding investment strategies used by the


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Portfolio during its most recent fiscal year; (d)
information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreements, the sub-advisory agreements and other relationships with the Portfolios; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as retail, retail insurance and retail offshore funds, under similar investment mandates. Because the sub-advisory services are provided by an affiliate of the Investment Adviser, and no additional fee is paid for these services, the Board considered the sub-advisory agreement and Investment Advisory Agreement together, where applicable. The Board also considers other matters it deems important to the approval process, such as payments made to the Investment Adviser or its affiliates relating to the distribution of Portfolio shares, services related to the valuation and pricing of portfolio holdings, allocation of Portfolio brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), each Portfolio's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the Sub-Adviser and their affiliates from their relationship with each Portfolio. The Board did not identify any particular information as controlling, and each member of the Board may have attributed different weights to the various items considered.

Certain Specific Renewal Data

In connection with the most recent renewal of each of the Investment Advisory Agreements and the sub-advisory agreements, as applicable, in June 2006, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser. The Board reviewed the nature, extent and quality of services provided by the Investment Adviser and the Sub-Adviser, including the investment advisory services and the resulting performance of each Portfolio. The Board compared Portfolio performance--both including and excluding the effects of each Portfolio's fees and expenses--to the performance of a comparable group of mutual funds and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. As of February 28, 2006, performance for the Portfolios ranked as noted below:

-------------------------------------------------------------------------------------------------------
Fund                                               Quintile 1 Year  Quintile 3 Years   Quintile 5 Years
-------------------------------------------------------------------------------------------------------
Mercury Balanced Capital Strategy Portfolio              4                 2                  3
-------------------------------------------------------------------------------------------------------
Mercury Core Bond Strategy Portfolio                     2                 2                  2
-------------------------------------------------------------------------------------------------------
Mercury Fundamental Growth Strategy Portfolio            3                 2                  3
-------------------------------------------------------------------------------------------------------
Mercury Global Allocation Strategy Portfolio             1                 2                  1
-------------------------------------------------------------------------------------------------------
Mercury High Yield Portfolio                             3                 3                  3
-------------------------------------------------------------------------------------------------------
Mercury Intermediate Government Bond Portfolio           1                 1                  1
-------------------------------------------------------------------------------------------------------
Mercury Large Cap Core Strategy Portfolio                1                 1                  1
-------------------------------------------------------------------------------------------------------
Mercury Money Reserve Portfolio                          1                 1                  1
-------------------------------------------------------------------------------------------------------

Considering these factors, the Board concluded that the nature and quality of the services provided to each Portfolio and each Portfolio's performance supported the continuation of each Portfolio's Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process. The Board reviews at least annually each Portfolio's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity and taxable fixed income investing groups the strategies being used to achieve the stated


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objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to each Portfolio's portfolio manager. The Board also considered the experience of each Portfolio's portfolio manager. The Board considered that the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by each Portfolio. The Board concluded that each Portfolio benefits from that experience.

Management Fees and Other Expenses. The Board reviews each Portfolio's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares each Portfolio's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients, such as retail, retail insurance and retail offshore funds, with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to each Portfolio. The Board noted, with respect to each Portfolio, that both the contractual and the actual management fee rates charged were lower than the median of rates charged by comparable funds, and each Portfolio's total expenses were lower than the median total expenses of comparable funds. The Board concluded that each Portfolio's management fee rate and overall expense ratio are acceptable compared to those of other comparable funds.

Profitability. The Board considers the cost of the services provided to each Portfolio by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Portfolios and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of each Portfolio and concluded that there was a reasonable basis for the allocation. The Board believes that the profits of the Investment Adviser and its affiliates are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale. The Board considered the extent to which economies of scale might be realized as the assets of each Portfolio increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While the Board concluded that it did not believe that the Portfolios' assets have reached a level where such economies are effectively available, the Board noted that it will continue to monitor information relating to economies of scale going forward.

Conclusion

After the independent Directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of each existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fees were reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


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                   Mercury Balanced Capital Strategy Portfolio
                      Mercury Core Bond Strategy Portfolio
                  Mercury Fundamental Growth Strategy Portfolio
                  Mercury Global Allocation Strategy Portfolio
                          Mercury High Yield Portfolio
                 Mercury Intermediate Government Bond Portfolio
                    Mercury Large Cap Core Strategy Portfolio
                         Mercury Money Reserve Portfolio

New BlackRock Investment Advisory Agreement - Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund, on behalf of the Portfolios, and BlackRock Advisors, Inc. ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement on May 8, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Portfolios. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

      o that there is not expected to be any diminution in the nature, quality and extent of services provided to any Portfolio and its shareholders by BlackRock Advisors, including compliance services;

      o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;


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      o     that each Portfolio should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock
            Solutions(R) brand name;

      o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

      o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

      o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Portfolio shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Portfolio shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Portfolio shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of each Portfolio's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that in May 2005, the Board had performed a full annual review of the investment advisory agreement currently in effect for each Portfolio (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to each Portfolio; and that the advisory and/or management fees paid by each Portfolio, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch agreed to pay all expenses of each Portfolio in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result no Portfolio would bear any costs in obtaining shareholder approval of the New Investment Advisory Agreement.


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Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to each Portfolio by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered for each Portfolio were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Portfolio; (b) operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Portfolio's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. For each Portfolio, these materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Portfolio as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the portfolio management team for the Portfolio on investment strategies used by the Portfolio during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Portfolio; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of portfolio holdings, allocation of any brokerage fees, portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Portfolio.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors' determinations were made separately in respect of each Portfolio. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Portfolio, and that the New Investment Advisory Agreement should be approved and recommended to each Portfolio's shareholders.

Nature, Quality and Extent of Services Provided. The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of each Portfolio, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and each Portfolio's investment performance, but also considered certain areas in which both the Investment Adviser and the Portfolio receive services as part of the Merrill Lynch complex. The Board compared each Portfolio's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors



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and how it would affect each Portfolio; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of each Portfolio. The directors considered BlackRock's advice as to proposed changes in portfolio management personnel of certain Portfolios after the closing of the Transaction.

The directors were given information with respect to the potential benefits to each Portfolio and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, each Portfolio will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to each Portfolio under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to each Portfolio under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability. It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing each Portfolio's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed each Portfolio's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared each Portfolio's total expenses to those of other comparable funds. The information showed that each Portfolio had fees and expenses within the range of fees and expenses of comparable funds. For each of the Mercury Fundamental Growth Strategy, Mercury Global Allocation Strategy and Mercury Large Cap Core Strategy Portfolios, the Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Portfolio. The Board concluded that the each Portfolio's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense


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reimbursements, for advisory and administrative services. The directors noted
that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with each Portfolio.

The directors discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with each Portfolio. The directors noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in a Portfolio's fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale. The Board considered the extent to which economies of scale might be realized as the assets of each Portfolio increase and whether there should be changes in the management fee rate or structure in order to enable the Portfolio to participate in these economies of scale. The Board determined that changes were not currently necessary and that each Portfolio appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, no Portfolio's total advisory fees would be higher than the fees under its Current Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for each Portfolio were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing each Portfolio's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for each Portfolio would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using portfolio transaction brokerage commissions. The directors also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for each Portfolio following the Transaction. The directors noted that any benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance. The directors considered investment performance for each Portfolio. The directors compared each Portfolio's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed each Portfolio's performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed each Portfolio's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors.


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The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of any Portfolio.

Conclusion. After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement on behalf of each Portfolio, concluding that the Portfolio's advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Subadvisory Agreement - Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board discussed and approved the New Investment Advisory Agreement, the Board of Directors, including the independent directors, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that a Portfolio operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Portfolio and its shareholders that the BlackRock Subadviser assist in managing the operations of the Portfolio during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to each Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in any Portfolio's expenses as a result of the Contingent Subadvisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that each Portfolio operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of a Portfolio's operations and administration and the BlackRock Subadviser would provide advisory services to the Portfolio under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that no Portfolio's total advisory fees would increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by each Portfolio to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Subadvisory Agreement, concluding that the advisory fee for each Portfolio was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.


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Officers and Directors
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Robert C. Doll, Jr.--President and Director    Principal Office of the Fund
Donald W. Burton--Director                     FAM Series Fund, Inc.
John Francis O'Brien--Director                 Box 9011
David H. Walsh--Director                       Princeton, New Jersey 08543-9011
Fred G. Weiss--Director
Donald C. Burke--Vice President and Treasurer  Custodian
John Burger--Vice President                    For all Portfolios except Mercury
Thomas E. Burke--Vice President                Global Allocation Strategy
Dan Chamby--Vice President                     Portfolio:
Debra L. Jelilian--Vice President
Theodore Magnani--Vice President               The Bank of New York
Patrick Maldari--Vice President                100 Church Street
Robert F. Murray--Vice President               New York, New York 10286
James Pagano--Vice President
Jacqueline L. Rogers-Ayoub--Vice President     For Mercury Global Allocation
Jeffrey L. Russo--Vice President               Strategy Portfolio:
Kurt Schansinger--Vice President
Dennis W. Stattman--Vice President             Brown Brothers Harriman & Co.
Frank Viola--Vice President                    40 Water Street
Jeffrey Hiller--Chief Compliance Officer       Boston, Massachusetts 02109-3661
Alice A. Pellegrino--Secretary
                                               Transfer Agent
                                               Financial Data Services, Inc.
                                               4800 Deer Lake Drive East
                                               Jacksonville, Florida 32246-6484
                                               800-637-3863


      --------------------------------------------------------------------
      Laurie Simon Hodrick resigned as a Director of FAM Series Fund, Inc. effective May 1, 2006.
      --------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Availability of Quarterly Schedule of Investments
--------------------------------------------------------------------------------

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of FAM Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in Mercury Money Reserve Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although Mercury Money Reserve Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's Portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

59828-6/06

Item 2   - Code of Ethics - Not Applicable to this semi-annual report

Item 3   - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4   - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5   - Audit Committee of Listed Registrants - Not Applicable

Item 6   - Schedule of Investments - Not Applicable

Item 7   - Disclosure of Proxy Voting Policies and Procedures for Closed-End
           Management Investment Companies - Not Applicable

Item 8   - Portfolio Managers of Closed-End Management Investment Companies -
           Not Applicable

Item 9   - Purchases of Equity Securities by Closed-End Management Investment
           Company and Affiliated Purchasers - Not Applicable

Item 10  - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11  - Controls and Procedures

11(a)    - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b)    - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12  - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b)    - Certifications - Attached hereto

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

           FAM Series Fund, Inc.

           By:    /s/ Robert C. Doll, Jr.
                  ------------------------------
                  Robert C. Doll, Jr.,
                  Chief Executive Officer of
                  FAM Series Fund, Inc.

           Date: August 23, 2006

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

           By:    /s/ Robert C. Doll, Jr.
                  ------------------------------
                  Robert C. Doll, Jr.,
                  Chief Executive Officer of
                  FAM Series Fund, Inc.

           Date: August 23, 2006

           By:    /s/ Donald C. Burke
                  ------------------------------
                  Donald C. Burke,
                  Chief Financial Officer of
                  FAM Series Fund, Inc.

           Date: August 23, 2006